                                                     Free Writing Prospectus
                                                     Filed Pursuant to Rule 433
                                                     Registration No. 333-140436

                                                     FREE WRITING PROSPECTUS FOR
(MERRILL LYNCH LOGO)                                                MLMBS 2007-3

                              RMBS NEW TRANSACTION

                             FREE WRITING PROSPECTUS

                          $[306,469,000] (APPROXIMATE)
                              OFFERED CERTIFICATES

                 MERRILL LYNCH MORTGAGE BACKED SECURITIES TRUST,
                                  SERIES 2007-3
                       MORTGAGE PASS-THROUGH CERTIFICATES

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                                    DEPOSITOR

                      MERRILL LYNCH MORTGAGE LENDING, INC.
                                 SELLER/SPONSOR

                             WELLS FARGO BANK, N.A.
                  MASTER SERVICER AND SECURITIES ADMINISTRATOR

                   ADJUSTABLE RATE RESIDENTIAL MORTGAGE LOANS

                                 JULY [11], 2007

    Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

                                                     FREE WRITING PROSPECTUS FOR
(MERRILL LYNCH LOGO)                                                MLMBS 2007-3

                                IMPORTANT NOTICES

The depositor has filed a registration statement (including a prospectus) with the SEC (File no. 333-140436) for the offering to which this Free Writing Prospectus relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuing entity, the underwriter or any dealer participating in the offering will arrange to send you the prospectus when it is available if you request it by calling the toll-free number at 1-800-248-3580.

This Free Writing Prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement.

The information in this Free Writing Prospectus is preliminary and is subject to completion or change.

The information in this Free Writing Prospectus, if conveyed prior to the time of your commitment to purchase, supersedes any inconsistent information contained in any prior similar free writing prospectus relating to these securities.

Numerous assumptions were used in preparing this Free Writing Prospectus which may or may not be stated therein. The Free Writing Prospectus should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Free Writing Prospectus are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the Free Writing Prospectus. Furthermore, unless otherwise provided, the Free Writing Prospectus assumes no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Free Writing Prospectus due to differences between the actual underlying assets and the hypothetical assets used in preparing the Free Writing Prospectus.

This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this Free Writing Prospectus in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

Please be advised that mortgage-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

    Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

                                                     FREE WRITING PROSPECTUS FOR
(MERRILL LYNCH LOGO)                                                MLMBS 2007-3

                                    CONTACTS

MBS/ABS TRADING/SYNDICATE
Scott Soltas                  212-449-3659   scott_soltas@ml.com
Brian Brennan                 212-449-7803   brian_brennan@ml.com
Charles Macintosh             212-449-5320   charles_macintosh@ml.com
Joseph Vaccaro                212-449-5320   j_vaccaro@ml.com
Roger Ashworth                212-449-5320   horace_ashworth@ml.com
Ryan Craft                    212-449-5320   ryan_craft@ml.com

GLOBAL ASSET BACKED FINANCE
Paul Park                     212-449-6380   paul_park@ml.com
Tom Saywell                   212-449-2122   tom_saywell@ml.com
Fred Hubert                   212-449-5071   fred_hubert@ml.com
Alice Chu                     212-449-1701   alice_chu@ml.com
Sonia Lee                     212-449-5067   sonia_lee@ml.com
Calvin Look                   212-449-5029   calvin_look@ml.com
Yimin Ge                      212-449-9401   yimin_ge@ml.com
Hoi Yee Leung                 212-449-1901   hoiyee_leung@ml.com
Mark Dereska                  212-449-1008   mark_dereska@ml.com
Joseph Lee                    212-449-0879   joseph_lee@ml.com
Mike Merwin                   212-449-2579   michael_merwin@ml.com

    Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

                                                     FREE WRITING PROSPECTUS FOR
(MERRILL LYNCH LOGO)                                                MLMBS 2007-3

DEAL STRUCTURE SUMMARY:

          MERRILL LYNCH MORTGAGE BACKED SECURITIES TRUST, SERIES 2007-3

           $[306,469,000] (APPROXIMATE, SUBJECT TO FINAL COLLATERAL)
                              OFFERED CERTIFICATES
                   ADJUSTABLE RATE RESIDENTIAL MORTGAGE LOANS

           CERTIFICATE                                                                                   EXPECTED
            PRINCIPAL                                                   PASS-THROUGH                     RATINGS
CLASS     BALANCE (10)        WAL (YRS)       PAYMENT WINDOW (MONTHS)       RATES       TRANCHE TYPE    S&P/FITCH
-----    --------------   -----------------   -----------------------   ------------   --------------   ---------
  I-A    $ [64,328,000]   0.38(1) / 3.38(9)   1 -   9(1) / 1 - 355(9)      WAC(5)          Senior       [AAA/AAA]
 II-A1   $[129,352,000]   2.58(2) / 3.37(9)   1 -  79(2) / 1 - 358(9)      WAC(6)       Super Senior    [AAA/AAA]
 II-A2   $  [4,692,000]   2.58(2) / 3.37(9)   1 -  79(2) / 1 - 358(9)      WAC(6)      Senior Support   [AAA/AAA]
III-A1   $ [96,555,000]   3.11(3) / 3.27(9)   1 - 117(3) / 1 - 344(9)      WAC(7)       Super Senior    [AAA/AAA]
III-A2   $  [3,502,000]   3.11(3) / 3.27(9)   1 - 117(3) / 1 - 344(9)      WAC(7)      Senior Support   [AAA/AAA]
  M-1    $  [4,948,000]   4.03(4) / 6.04(9)   1 - 118(4) / 1 - 358(9)      WAC(8)        Subordinate     [AA/NR]
  M-2    $  [2,010,000]   4.03(4) / 6.04(9)   1 - 118(4) / 1 - 358(9)      WAC(8)        Subordinate      [A/NR]
  M-3    $  [1,082,000]   4.03(4) / 6.04(9)   1 - 118(4) / 1 - 358(9)      WAC(8)        Subordinate     [BBB/NR]
  B-1    $  [1,237,000]                                                                  Subordinate     [BB/NR]
  B-2    $    [928,000]                 Information Not Provided Hereby                  Subordinate      [B/NR]
  B-3    $    [619,242]                                                                  Subordinate     [NR/NR]
 TOTAL   $[309,253,242]

(1) All the Mortgage Loans are paid in full on their first interest reset date ("CPB") at a prepayment speed of 25% CPR, subject to a 5% optional termination.

(2) The Group 1 Mortgage Loans have a prepayment speed of 25% CPR, and the Group 2 and Group 3 Mortgage Loans are paid in full on their first interest reset date ("CPB") at a prepayment speed of 25% CPR, subject to a 5% optional termination.

(3) The Group 1 and Group 2 Mortgage Loans have a prepayment speed of 25% CPR, and the Group 3 Mortgage Loans are paid in full on their first interest reset date ("CPB") at a prepayment speed of 25% CPR, subject to a 5% optional termination.

(4) All the Mortgage Loans are paid in full on their first interest reset date ("CPB") at a prepayment speed of 25% CPR to maturity.

(5) The Class I-A Certificates will bear interest at a variable rate equal to the weighted average of the Net Mortgage Interest Rate of the Group 1 Mortgage Loans.

(6) The Class II-A1 and Class II-A2 Certificates will bear interest at a variable rate equal to the weighted average of the Net Mortgage Interest Rate of the Group 2 Mortgage Loans.

(7) The Class III-A1 and Class III-A2 Certificates will bear interest at a variable rate equal to the weighted average of the Net Mortgage Interest Rate of the Group 3 Mortgage Loans.

(8) The Class M-1, Class M-2 and Class M-3 Certificates will bear interest at a variable rate equal to the weighted average of the weighted average of the Net Mortgage Interest Rates of the Group 1 Mortgage Loans, the Group 2 Mortgage Loans, and Group 3 Mortgage Loans, weighted in proportion to the results of subtracting from each loan group the certificate principal balance of the related senior certificates.

(9)  All the Mortgage Loans have a prepayment speed of 25% CPR to maturity

(10) The approximate size is subject to a permitted variance in the aggregate of plus or minus 5%

    Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

                                                     FREE WRITING PROSPECTUS FOR
(MERRILL LYNCH LOGO)                                                MLMBS 2007-3

DEPOSITOR:                  Merrill Lynch Mortgage Investors, Inc.

ISSUING ENTITY:             Merrill Lynch Mortgage Backed Securities Trust,
                            Series 2007-3.

LEAD MANAGER:               Merrill Lynch, Pierce, Fenner & Smith Incorporated.

MASTER SERVICER AND
SECURITIES ADMINISTRATOR:   Wells Fargo Bank, N.A.

SERVICERS:                  Indymac Bank FSB., Countrywide Home Loans Servicing
                            LP, PHH Mortgage Corporation, Wilshire Credit
                            Corporation.

ORIGINATORS:                Indymac Bank F.S.B., Merrill Lynch Credit
                            Corporation, AmTrust Bank (f/k/a Ohio Savings Bank),
                            Countrywide Home Loans Inc., and various other
                            originators, none of whom have originated more than
                            10% of the Mortgage Loans.

TRUSTEE:                    HSBC Bank USA, N.A.

RATING AGENCIES:            Standard & Poor's Rating Services, a division of the
                            McGraw-Hill Companies, Inc. and Fitch, Inc. will
                            rate the Senior Certificates. Standard & Poor's
                            Rating Services will rate the Mezzanine Certificates
                            and the Subordinate Certificates other than the
                            Class B-3 Certificate. It is expected that the
                            Certificates will be assigned the credit ratings on
                            page [4] of this Free Writing Prospectus.

CUT-OFF DATE:               July 1, 2007.

PRICING DATE:               On or about  July [__] 2007.

CLOSING DATE:               On or about July [31], 2007.

DISTRIBUTION DATES:         The 25th day of each month (or if not a business
                            day, the next succeeding business day), commencing
                            in August 2007.

CERTIFICATES:               The "Senior Certificates" will consist of the Class
                            I-A, Class II-A1, Class II-A2, Class III-A1 and
                            Class III-A2. The "Mezzanine Certificates" will
                            consist of the Class M-1, Class M-2 and Class M-3
                            Certificates. The "Subordinate Certificates" will
                            consist of the Class B-1, Class B-2 and Class B-3
                            Certificates. The Senior Certificates, Mezzanine
                            Certificates and the Subordinate Certificates are
                            collectively referred to herein as the
                            "Certificates". Only the Senior Certificates and
                            Mezzanine Certificates (collectively, the "Offered
                            Certificates") are being offered publicly.

REGISTRATION:               The Offered Certificates will be made available in
                            book-entry form through DTC, and upon request only,
                            through Clearstream, Luxembourg and the Euroclear
                            system.

FEDERAL TAX TREATMENT:      For federal income tax purposes, the issuing entity
                            will include two or more segregated asset pools,
                            with respect to which elections will be made to
                            treat each as "real estate mortgage investment
                            conduit" (REMIC)

ERISA ELIGIBILITY:          The Offered Certificates will be ERISA eligible as
                            of the Closing Date. However, prospective investors
                            should review with their legal advisors whether the
                            purchase and holding of any of the Offered
                            Certificates could give rise to a transaction
                            prohibited or not otherwise permissible under ERISA
                            or other similar laws.

    Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

                                                     FREE WRITING PROSPECTUS FOR
(MERRILL LYNCH LOGO)                                                MLMBS 2007-3

SMMEA TREATMENT:            The Senior Certificates and the Class M-1
                            Certificates will be "mortgage related securities"
                            for purposes of the Secondary Mortgage Market
                            Enhancement Act of 1984.

OPTIONAL TERMINATION:       The securities administrator will be obligated to
                            attempt to auction the Issuing Entity's assets and
                            retire the Certificates on the first Distribution
                            Date after the date (the "Optional Termination
                            Date") on which the aggregate principal balance of
                            the Mortgage Loans is equal to 5% or less of the
                            aggregate principal balance of the Mortgage Loans as
                            of the Cut-off Date.

PRICING PREPAYMENT
SPEED: The Group 1, Group 2, and Group 3 Mortgage Loans are paid in full on their first interest reset date
                            ("CPB") at a prepayment speed of 25% CPR for Class
                            I-A Certificates, Class M-1, Class M-2, and Class
                            M-3 Certificates. The Group 1 Mortgage Loans have a prepayment speed of 25% CPR and the Group 2 and Group 3 Mortgage Loans are paid in full on their first interest reset date ("CPB") at a prepayment speed of 25% CPR for the Class II-A1 and Class II-A2
                            Certificates. The Group 1 and Group 2 Mortgage Loans have a prepayment speed of 25% CPR and Group 3
                            Mortgage Loans are paid in full on their first interest reset date ("CPB") at a prepayment speed of 25% CPR for the Class III-A1 and Class III-A2
                            Certificates.

ACCRUAL PERIOD:             The interest accrual period (the "Accrual Period")
                            for the Senior Certificates and Mezzanine
                            Certificates for each Distribution Date will be the
                            calendar month immediately preceding the month in
                            which the Distribution Date occurs on a 30/360
                            basis.

CREDIT ENHANCEMENT:         Senior/subordinate, shifting interest structure.

                                                           BOND       INITIAL
                            CERTIFICATES      S&P/FITCH   SIZES*   SUBORDINATION*
                            ------------      ---------   ------   --------------
                            SENIOR
                               CERTIFICATES   [AAA/AAA]   96.50%        3.50%
                            CLASS M-1          [AA/NR]     1.60%        1.90%
                            CLASS M-2           [A/NR]     0.65%        1.25%
                            CLASS M-3          [BBB/NR]    0.35%        0.90%

                            *    Preliminary and subject to revision.

SHIFTING INTEREST:          For any Distribution Date occurring during the seven
                            years beginning on the first Distribution Date, the
                            Mezzanine Certificates and Subordinate Certificates
                            will be locked out from receipt of all unscheduled
                            principal (unless the certificate principal balance
                            of the Senior Certificate is reduced to zero). After
                            such time and subject to standard collateral
                            performance triggers (to be described in the
                            prospectus supplement), the Mezzanine Certificates
                            and Subordinate Certificates will receive an
                            increasing portion of unscheduled principal
                            prepayments.

                            The prepayment percentages on the Mezzanine
                            Certificates and Subordinate Certificates are as follows:

                            Period 1 - Period 84      0% Pro Rata Share
                            Period 85- Period 96      30% Pro Rata Share
                            Period 97 - Period 108    40% Pro Rata Share
                            Period 109 - Period 120   60% Pro Rata Share
                            Period 121 - Period 132   80% Pro Rata Share
                            Period 133 and after      100% Pro Rata Share

    Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

                                                     FREE WRITING PROSPECTUS FOR
(MERRILL LYNCH LOGO)                                                MLMBS 2007-3

                            Notwithstanding the foregoing, if the credit enhancement provided by the Mezzanine Certificates and Subordinate Certificates is greater than two times the level of subordination provided by the Mezzanine Certificates and the Subordinate
                            Certificates on the Closing Date, before the Distribution Date in Period 37, the Mezzanine and
                            Subordinate Certificates will receive 50% of their pro-rata share of prepayments and 100% thereafter
                            (subject to performance triggers).

                            Any principal not allocated to the Mezzanine
                            Certificates and Subordinate Certificates on any Distribution Date will be allocated to the Senior
                            Certificates.

ALLOCATION OF
REALIZED LOSSES:            The principal portion of realized losses on the
                            Mortgage Loans will be allocated as follows: first,
                            to the Subordinate Certificates in reverse order of
                            their numerical Class designations, in each case
                            until the respective Certificate Principal Balance
                            of each such class has been reduced to zero; second,
                            to the Mezzanine Certificates in reverse order of
                            their numerical Class designations, in each case
                            until the respective Certificate Principal Balance
                            of each such class has been reduced to zero; and
                            third to the related Class or Classes of Senior
                            Certificates. However, losses allocable to the Class
                            II-A1 Certificates will be allocated to the Class
                            II-A2 Certificates until the Certificate Principal
                            Balance of the Class II-A2 Certificates has been
                            reduced to zero, and losses allocable to the Class
                            III-A1 Certificates will be allocated to the Class
                            III-A2 Certificates until the Certificate Principal
                            Balance of the Class III-A2 Certificates has been
                            reduced to zero.

CERTIFICATES' PRIORITY OF
DISTRIBUTIONS:              Distributions on the Certificates will be made on
                            each Distribution Date from available interest and
                            principal collections received during the related
                            due period on the Mortgage Loans in the related loan
                            group or groups (after payment of any servicing fees
                            and trustee fees) in the following order of
                            priority:

                            1) To the Senior Certificates, accrued and unpaid interest at the respective Pass-Through Rate of each such class;

                            2)  Concurrently as follows,

    Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

                                                     FREE WRITING PROSPECTUS FOR
(MERRILL LYNCH LOGO)                                                MLMBS 2007-3


                                i)   To the Class I-A Certificates until the
                                     Certificate Principal Balance thereof is reduced to zero, all principal received with respect to the Group 1 Mortgage Loans
                                     (other than any portion of such principal distributable to the Mezzanine and
                                     Subordinate Certificates pursuant to (3) below).

                                ii)  To the Class II-A1 and the Class II-A2
                                     Certificates, pro-rata, until their
                                     respective Certificate Principal Balance is reduced to zero, all principal received with respect to the Group 2 Mortgage Loans
                                     (other than any portion of such principal distributable to the Mezzanine and
                                     Subordinate Certificates pursuant to (3) below).

                                iii) To the Class III-A1 and the Class III-A2
                                     Certificates, pro-rata, until their
                                     respective Certificate Principal Balance is reduced to zero, all principal received with respect to the Group 3 Mortgage Loans
                                     (other than any portion of such principal distributable to the Mezzanine and
                                     Subordinate Certificates pursuant to (3) below).

                            3)  Sequentially to the Class M-1, Class M-2, Class
                                M-3, Class B-1, Class B-2 and Class B-3
                                Certificates, in that order, in each case up to an amount equal to and in the following order,
                                (i) first, accrued and unpaid interest at the respective Pass-Through Rate of each such class and (ii) second, such Class' pro-rata share of scheduled principal and its pro-rata share of unscheduled principal as described under
                                "Shifting Interest" above, until their
                                respective Certificate Principal Balances are reduced to zero.

MORTGAGE LOANS              The information presented with respect to the
                            mortgage loans shows a pool with an outstanding
                            principal balance as of July 1, 2007 of
                            approximately $309,253,243. The Mortgage Loans to be
                            delivered to the Issuing Entity on the Closing Date
                            will have an outstanding principal balance as of the
                            Cut-off Date that is expected to be approximately
                            $300,000,000 (subject to a variance of plus or minus
                            5%). The statistical characteristics of the final
                            Mortgage Loan pool delivered on the Closing Date
                            will be substantially similar to the statistical
                            characteristics of the mortgage loans set out
                            herein.

    Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

                                                     FREE WRITING PROSPECTUS FOR
(MERRILL LYNCH LOGO)                                                MLMBS 2007-3

                             ASSUMED MORTGAGE POOLS

                             GROUP 1 MORTGAGE LOANS


                                                                ORIGINAL         REMAINING     ORIGINAL   REMAINING
                                                              AMORTIZATION     AMORTIZATION    INTEREST    INTEREST
                              NET     ORIGINAL   REMAINING        TERM             TERM          ONLY        ONLY
CURRENT         MORTGAGE   MORTGAGE     TERM        TERM     (LESS IO TERM)   (LESS IO TERM)     TERM        TERM
BALANCE ($)      RATE(%)    RATE(%)   (MONTHS)    (MONTHS)      (MONTHS)         (MONTHS)      (MONTHS)    (MONTHS)
-----------     --------   --------   --------   ---------   --------------   --------------   --------   ---------
14,229,719.08     6.330      6.080       318        311            198              198           120        113
 1,240,934.38     5.625      5.375       360        340            240              240           120        100
 9,036,517.53     5.766      5.516       360        341            240              240           120        101
26,429,051.81     5.910      5.660       360        342            240              240           120        102
 9,867,182.73     6.108      5.858       360        343            240              240           120        103
 2,434,338.22     6.112      5.862       360        344            240              240           120        104
 1,189,817.49     6.429      6.179       360        345            240              240           120        105
   368,000.00     6.375      6.125       360        346            240              240           120        106
   423,000.00     6.250      6.000       360        347            240              240           120        107
   386,138.09     5.750      5.500       360        338            240              240           120         98
   543,592.89     5.500      5.250       360        353            360              353             0          0
   206,054.36     5.375      5.125       360        354            240              240           120        114
   307,000.00     6.461      6.211       360        355            240              240           120        115

                                                                                  NUMBER OF
                                                                                   MONTHS                 ORIGINAL
                            INITIAL                                     RATE     UNTIL NEXT               MONTHS TO
                              RATE                                     CHANGE       RATE                 PREPAYMENT
CURRENT           GROSS     CHANGE    PERIODIC   MAXIMUM   MINIMUM   FREQUENCY   ADJUSTMENT                PENALTY
BALANCE ($)     MARGIN(%)    CAP(%)    CAP(%)    RATE(%)   RATE(%)    (MONTHS)      DATE        INDEX    EXPIRATION
-----------     ---------   -------   --------   -------   -------   ---------   ----------   --------   ----------
14,229,719.08     0.955      0.000      0.000     12.000    0.955         1           1       1M LIBOR        0
 1,240,934.38     1.957      3.000      0.000     12.000    1.957         1           4       1M LIBOR        0
 9,036,517.53     2.029      3.000      0.000     12.000    2.029         1           5       1M LIBOR        0
26,429,051.81     2.036      3.000      0.000     12.000    2.036         1           6       1M LIBOR        0
 9,867,182.73     2.000      3.000      0.000     12.000    2.000         1           7       1M LIBOR        0
 2,434,338.22     1.932      3.000      0.000     12.000    1.932         1           8       1M LIBOR        0
 1,189,817.49     1.946      3.000      0.000     12.000    1.946         1           9       1M LIBOR        0
   368,000.00     1.875      3.000      0.000     12.000    1.875         1          10       1M LIBOR        0
   423,000.00     1.500      3.000      0.000     12.000    1.500         1          11       1M LIBOR        0
   386,138.09     2.000      2.000      1.000     10.750    2.000         6          14       6M LIBOR        0
   543,592.89     2.250      2.000      2.000     11.500    2.250        12          17       1Y LIBOR        0
   206,054.36     2.250      2.000      2.000     11.375    2.250        12          30       1Y LIBOR       12
   307,000.00     2.500      2.000      2.000     12.461    2.500        12          31       1Y LIBOR        0

    Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

                                                     FREE WRITING PROSPECTUS FOR
(MERRILL LYNCH LOGO)                                                MLMBS 2007-3

                             GROUP 2 MORTGAGE LOANS


                                                                ORIGINAL         REMAINING     ORIGINAL   REMAINING
                                                              AMORTIZATION     AMORTIZATION    INTEREST    INTEREST
                              NET     ORIGINAL   REMAINING        TERM             TERM          ONLY        ONLY
CURRENT         MORTGAGE   MORTGAGE     TERM        TERM     (LESS IO TERM)   (LESS IO TERM)     TERM        TERM
BALANCE ($)      RATE(%)    RATE(%)   (MONTHS)    (MONTHS)      (MONTHS)         (MONTHS)      (MONTHS)    (MONTHS)
-----------     --------   --------   --------   ---------   --------------   --------------   --------   ---------
   598,255.00     5.750      5.500       360        340            360              340             0          0
   159,223.57     6.875      6.500       338        327            218              218           120        109
   169,920.00     6.375      6.125       360        349            300              300            60         49
   174,812.55     6.250      6.000       360        351            360              351             0          0
 2,195,969.87     6.221      5.846       339        330            219              219           120        111
 1,097,577.67     6.272      5.971       348        339            228              228           120        111
 4,428,238.00     6.238      5.996       360        352            240              240           120        112
   798,549.65     6.500      6.250       360        353            360              353             0          0
 4,509,134.89     5.650      5.390       358        351            238              238           120        113
 3,752,541.36     5.697      5.447       360        354            360              354             0          0
 8,794,632.48     5.997      5.747       360        354            240              240           120        114
 1,045,993.00     5.763      5.513       360        354            300              300            60         54
 1,576,832.97     5.926      5.676       360        355            360              355             0          0
10,257,658.02     6.203      5.957       360        355            240              240           120        115
 1,588,229.91     6.199      5.949       360        355            360              355             0          0
 1,220,000.00     5.691      5.516       360        356            240              240           120        116
   438,600.00     5.875      5.700       360        356            300              300            60         56
 2,051,000.00     6.088      5.913       360        356            300              300            60         56
 1,045,139.99     5.895      5.720       360        356            240              240           120        116
   502,265.40     6.375      6.200       360        357            360              357             0          0
 1,551,646.72     5.605      5.430       360        357            360              357             0          0
   574,850.31     6.000      5.825       360        357            360              357             0          0
 5,207,089.66     5.925      5.750       360        357            240              240           120        117

                                                                                  NUMBER OF
                                                                                   MONTHS                    ORIGINAL
                            INITIAL                                     RATE     UNTIL NEXT                  MONTHS TO
                              RATE                                     CHANGE       RATE                    PREPAYMENT
CURRENT           GROSS     CHANGE    PERIODIC   MAXIMUM   MINIMUM   FREQUENCY   ADJUSTMENT                   PENALTY
BALANCE ($)     MARGIN(%)    CAP(%)    CAP(%)    RATE(%)   RATE(%)    (MONTHS)      DATE         INDEX      EXPIRATION
-----------     ---------   -------   --------   -------   -------   ---------   ----------   -----------   ----------
   598,255.00     2.250      5.000      1.000     10.750    2.250         6           40      6M LIBOR           0
   159,223.57     2.750      5.000      2.000     11.875    2.750        12           49      1Y LIBOR           0
   169,920.00     2.250      5.000      2.000     11.375    2.250        12           49      1Y LIBOR           0
   174,812.55     2.250      5.000      2.000     11.250    2.250        12           51      1Y LIBOR           0
 2,195,969.87     2.750      5.000      2.000     11.221    2.750        12           51      1Y LIBOR          36
 1,097,577.67     2.602      5.592      2.000     11.864    2.602        12           51      1Y LIBOR           0
 4,428,238.00     2.474      5.894      2.000     12.132    2.474        12           52      1Y LIBOR           0
   798,549.65     2.500      6.000      2.000     12.500    2.500        12           53      1Y LIBOR           0
 4,509,134.89     2.519      5.923      2.000     11.572    2.519        12           53      1Y LIBOR           0
 3,752,541.36     2.500      6.000      2.000     11.697    2.500        12           54      1Y LIBOR           0
 8,794,632.48     2.500      6.000      2.000     11.997    2.500        12           54      1Y LIBOR           0
 1,045,993.00     2.405      5.621      2.000     11.385    2.405        12           54      1Y LIBOR           0
 1,576,832.97     2.500      6.000      2.000     11.926    2.500        12           55      1Y LIBOR           0
10,257,658.02     2.488      5.688      2.000     12.154    2.488        12           55      1Y LIBOR           0
 1,588,229.91     2.750      5.186      2.000     12.199    2.750        12           55      1Y Treasury        0
 1,220,000.00     2.250      5.000      2.000     10.691    2.250        12           56      1Y LIBOR           0
   438,600.00     2.250      5.000      2.000     10.875    2.250        12           56      1Y LIBOR          12
 2,051,000.00     2.374      5.000      2.000     11.088    2.374        12           56      1Y LIBOR           0
 1,045,139.99     2.542      5.416      1.416     11.312    2.542         6           56      6M LIBOR           0
   502,265.40     2.250      5.000      2.000     11.375    2.250        12           57      1Y LIBOR          12
 1,551,646.72     2.250      5.000      2.000     10.605    2.250        12           57      1Y LIBOR           0
   574,850.31     2.250      5.000      2.000     11.000    2.250        12           57      1Y LIBOR          36
 5,207,089.66     2.250      5.000      2.000     10.925    2.250        12           57      1Y LIBOR          12

    Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

                                                     FREE WRITING PROSPECTUS FOR
(MERRILL LYNCH LOGO)                                                MLMBS 2007-3

                       GROUP 2 MORTGAGE LOANS (CONTINUED)


                                                                ORIGINAL         REMAINING     ORIGINAL   REMAINING
                                                              AMORTIZATION     AMORTIZATION    INTEREST    INTEREST
                              NET     ORIGINAL   REMAINING        TERM             TERM          ONLY        ONLY
CURRENT         MORTGAGE   MORTGAGE     TERM        TERM     (LESS IO TERM)   (LESS IO TERM)     TERM        TERM
BALANCE ($)      RATE(%)    RATE(%)   (MONTHS)    (MONTHS)      (MONTHS)         (MONTHS)      (MONTHS)    (MONTHS)
-----------     --------   --------   --------   ---------   --------------   --------------   --------   ---------
   748,000.00     5.875      5.700       360        357            240              240           120        117
21,789,658.54     5.366      5.191       360        357            240              240           120        117
   473,560.00     5.750      5.575       360        357            240              240           120        117
 1,715,960.00     5.638      5.463       360        357            240              240           120        117
   444,000.00     5.625      5.450       360        357            240              240           120        117
12,167,479.62     5.849      5.674       360        357            300              300            60         57
   515,920.00     5.250      5.075       360        357            240              240           120        117
 1,480,984.00     5.639      5.464       360        357            240              240           120        117
   487,548.01     6.375      6.200       360        358            360              358             0          0
   523,514.67     6.375      6.200       360        358            360              358             0          0
   551,200.00     5.625      5.450       360        358            240              240           120        118
 6,264,836.39     5.938      5.763       360        358            240              240           120        118
 9,869,066.83     5.906      5.731       360        358            240              240           120        118
 3,032,072.00     5.841      5.666       360        358            240              240           120        118
   520,000.00     6.375      6.200       360        358            240              240           120        118
   431,900.00     6.125      5.950       360        358            300              300            60         58
   524,640.00     5.875      5.625       360        339            360              339             0          0
   465,000.00     6.625      6.375       360        347            276              276            84         71
   495,200.00     6.500      6.250       360        353            240              240           120        113
   501,280.58     5.625      5.375       360        354            360              354             0          0
14,522,336.79     6.039      5.789       360        354            240              240           120        114
   304,127.12     6.875      6.625       360        355            360              355             0          0
 6,859,954.87     6.031      5.781       360        355            240              240           120        115
   479,436.07     5.801      5.551       360        355            360              355             0          0

                                                                                  NUMBER OF
                                                                                   MONTHS                    ORIGINAL
                            INITIAL                                     RATE     UNTIL NEXT                  MONTHS TO
                              RATE                                     CHANGE       RATE                    PREPAYMENT
CURRENT           GROSS     CHANGE    PERIODIC   MAXIMUM   MINIMUM   FREQUENCY   ADJUSTMENT                   PENALTY
BALANCE ($)     MARGIN(%)    CAP(%)    CAP(%)    RATE(%)   RATE(%)    (MONTHS)      DATE         INDEX      EXPIRATION
-----------     ---------   -------   --------   -------   -------   ---------   ----------   -----------   ----------
   748,000.00     2.250      5.000      2.000     10.875    2.250        12           57      1Y LIBOR          36
21,789,658.54     2.250      5.000      2.000     10.366    2.250        12           57      1Y LIBOR           0
   473,560.00     2.250      5.000      2.000     10.750    2.250        12           57      1Y LIBOR          36
 1,715,960.00     2.250      5.000      2.000     10.638    2.250        12           57      1Y LIBOR          36
   444,000.00     2.250      5.000      2.000     10.625    2.250        12           57      1Y LIBOR          60
12,167,479.62     2.250      5.000      2.000     10.849    2.250        12           57      1Y LIBOR           0
   515,920.00     2.250      6.000      2.000     11.250    2.250         6           57      6M LIBOR          12
 1,480,984.00     2.250      6.000      2.000     11.639    2.250         6           57      6M LIBOR           0
   487,548.01     2.250      5.000      2.000     11.375    2.250        12           58      1Y LIBOR          12
   523,514.67     2.250      5.000      2.000     11.375    2.250        12           58      1Y LIBOR           0
   551,200.00     2.250      5.000      2.000     10.625    2.250        12           58      1Y LIBOR          12
 6,264,836.39     2.250      5.000      2.000     10.938    2.250        12           58      1Y LIBOR          12
 9,869,066.83     2.250      5.000      2.000     10.906    2.250        12           58      1Y LIBOR           0
 3,032,072.00     2.250      5.000      2.000     10.841    2.250        12           58      1Y LIBOR          36
   520,000.00     2.250      5.000      2.000     11.375    2.250        12           58      1Y LIBOR          60
   431,900.00     2.250      5.000      2.000     11.125    2.250        12           58      1Y LIBOR           0
   524,640.00     2.250      5.000      1.000     10.875    2.250         6           63      6M LIBOR           0
   465,000.00     2.250      5.000      2.000     11.625    2.250        12           71      1Y LIBOR           0
   495,200.00     2.500      6.000      2.000     12.500    2.500        12           77      1Y LIBOR           0
   501,280.58     2.500      6.000      2.000     11.625    2.500        12           78      1Y LIBOR           0
14,522,336.79     2.497      5.986      2.000     12.025    2.497        12           78      1Y LIBOR           0
   304,127.12     2.250      5.000      2.000     11.875    2.250        12           79      1Y LIBOR           0
 6,859,954.87     2.500      6.000      2.000     12.031    2.500        12           79      1Y LIBOR           0
   479,436.07     2.750      6.000      2.000     11.801    2.750        12           79      1Y Treasury        0

    Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

                                                     FREE WRITING PROSPECTUS FOR
(MERRILL LYNCH LOGO)                                                MLMBS 2007-3

                             GROUP 3 MORTGAGE LOANS


                                                                ORIGINAL         REMAINING     ORIGINAL   REMAINING
                                                              AMORTIZATION     AMORTIZATION    INTEREST    INTEREST
                              NET     ORIGINAL   REMAINING        TERM             TERM          ONLY        ONLY
CURRENT         MORTGAGE   MORTGAGE     TERM        TERM     (LESS IO TERM)   (LESS IO TERM)     TERM        TERM
BALANCE ($)      RATE(%)    RATE(%)   (MONTHS)    (MONTHS)      (MONTHS)         (MONTHS)      (MONTHS)    (MONTHS)
-----------     --------   --------   --------   ---------   --------------   --------------   --------   ---------
   225,847.80     6.375      6.000       322        307            202              202           120        105
   108,600.99     6.750      6.375       328        323            328              323             0          0
 1,253,454.30     6.779      6.451       339        334            219              219           120        115
 1,876,968.04     6.373      5.998       342        338            342              338             0          0
 9,715,161.62     6.374      5.999       322        318            322              318             0          0
   458,452.66     6.434      6.059       341        338            341              338             0          0
 2,593,890.57     6.205      5.830       340        337            340              337             0          0
31,749,446.76     6.152      5.777       325        322            325              322             0          0
 3,634,125.18     6.412      6.037       314        311            194              194           120        117
 2,230,600.14     6.438      6.063       343        341            343              341             0          0
17,574,033.20     6.430      6.055       327        325            327              325             0          0
   359,600.00     6.375      6.000       340        338            220              220           120        118
   540,819.95     6.415      6.040       346        344            226              226           120        118
   491,722.07     6.502      6.127       344        342            224              224           120        118
 1,251,292.32     6.512      6.137       341        339            221              221           120        118
   178,391.06     6.375      6.000       345        343            225              225           120        118
10,721,731.13     6.489      6.114       343        341            223              223           120        118
18,721,921.89     6.436      6.061       328        326            208              208           120        118

                                                                                  NUMBER OF
                                                                                   MONTHS                 ORIGINAL
                            INITIAL                                     RATE     UNTIL NEXT               MONTHS TO
                              RATE                                     CHANGE       RATE                 PREPAYMENT
CURRENT           GROSS     CHANGE    PERIODIC   MAXIMUM   MINIMUM   FREQUENCY   ADJUSTMENT                PENALTY
BALANCE ($)     MARGIN(%)    CAP(%)    CAP(%)    RATE(%)   RATE(%)    (MONTHS)      DATE        INDEX    EXPIRATION
-----------     ---------   -------   --------   -------   -------   ---------   ----------   --------   ----------
   225,847.80     2.750      5.000      2.000     11.375    2.750        12          105      1Y LIBOR        0
   108,600.99     2.750      5.000      2.000     11.750    2.750        12          115      1Y LIBOR        0
 1,253,454.30     2.656      5.377      2.000     12.156    2.656        12          115      1Y LIBOR        0
 1,876,968.04     2.750      5.000      2.000     11.373    2.750        12          116      1Y LIBOR       36
 9,715,161.62     2.750      5.000      2.000     11.374    2.750        12          116      1Y LIBOR        0
   458,452.66     2.750      5.000      2.000     11.434    2.750        12          117      1Y LIBOR       36
 2,593,890.57     2.750      5.000      2.000     11.205    2.750        12          117      1Y LIBOR       36
31,749,446.76     2.750      5.000      2.000     11.152    2.750        12          117      1Y LIBOR        0
 3,634,125.18     2.750      5.000      2.000     11.412    2.750        12          117      1Y LIBOR        0
 2,230,600.14     2.750      5.000      2.000     11.438    2.750        12          118      1Y LIBOR       36
17,574,033.20     2.750      5.000      2.000     11.430    2.750        12          118      1Y LIBOR        0
   359,600.00     2.750      5.000      2.000     11.375    2.750        12          118      1Y LIBOR       24
   540,819.95     2.750      5.000      2.000     11.415    2.750        12          118      1Y LIBOR       36
   491,722.07     2.750      5.000      2.000     11.502    2.750        12          118      1Y LIBOR       36
 1,251,292.32     2.750      5.000      2.000     11.512    2.750        12          118      1Y LIBOR       36
   178,391.06     2.750      5.000      2.000     11.375    2.750        12          118      1Y LIBOR       36
10,721,731.13     2.750      5.000      2.000     11.489    2.750        12          118      1Y LIBOR       36
18,721,921.89     2.750      5.000      2.000     11.436    2.750        12          118      1Y LIBOR        0

    Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

                                                     FREE WRITING PROSPECTUS FOR
(MERRILL LYNCH LOGO)                                                MLMBS 2007-3

AGGREGATE MORTGAGE LOAN CHARACTERISTICS

Aggregate Outstanding Principal Balance   $309,253,243
Aggregate Original Principal Balance      $313,785,799
Number of Mortgage Loans                           826

                                  MINIMUM      MAXIMUM    AVERAGE (1)
                                ----------   ----------   -----------
Original Principal Balance        $61,964    $3,000,000     $379,886
Outstanding Principal Balance     $44,741    $3,000,000     $374,399

                                                            WEIGHTED
                                  MINIMUM      MAXIMUM    AVERAGE (2)
                                ----------   ----------   -----------
Original Term (mos)                 236           360          347
Stated remaining Term (mos)         234           358          341
Loan Age (mos)                        2            22            6
Current Interest Rate             3.875%        8.000%       6.065%
Initial Interest Rate Cap         2.000%        6.000%       4.834%
Periodic Rate Cap                 1.000%        2.000%       1.991%
Gross Margin                      0.000%        2.750%       2.374%
Maximum Mortgage Rate             8.875%       13.000%      11.471%
Minimum Mortgage Rate             0.000%        2.750%       2.374%
Months to Roll                        1           118           67
Original Loan-to-Value             8.68%       100.00%       72.57%
Combined Loan-to-Value             8.68%       100.00%       76.94%
Credit Score (3)                    608           837          740

                                 EARLIEST      LATEST
                                ----------   ----------
Maturity Date                   01/01/2027   05/01/2037

                                  PERCENT OF
                                MORTGAGE POOL
                                -------------
LIEN POSITION
1st Lien                           100.00%

OCCUPANCY
Primary                             85.04%
Second Home                          7.35%
Investment                           7.60%

LOAN TYPE
ARM                                100.00%

AMORTIZATION TYPE
Fully Amortizing                    26.12%
Interest Only                       73.88%

                                  PERCENT OF
                                MORTGAGE POOL
                                -------------
YEAR OF ORIGINATION
1996                                 0.04%
2001                                 0.04%
2002                                 1.26%
2003                                 2.21%
2004                                19.72%
2005                                19.91%
2006                                24.98%
2007                                31.84%

LOAN PURPOSE
Purchase                            42.73%
Refinance - Rate/Term               27.13%
Refinance - Cashout                 30.14%

PROPERTY TYPE
Single Family                       56.13%
Condominium                         13.35%
Planned Unit Development            27.23%
Two- to Four-Family                  2.95%
Townhouse                            0.33%

(1)  Sum of Principal Balance divided by total number of loans.

(2)  Weighted by Outstanding Principal Balance.

(3)  Minimum and Weighting only for loans with scores.

    Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

                                                     FREE WRITING PROSPECTUS FOR
(MERRILL LYNCH LOGO)                                                MLMBS 2007-3

MORTGAGE RATES

                                      AGGREGATE                                    AVERAGE              WEIGHTED
                           NUMBER     PRINCIPAL     PERCENT  WEIGHTED  WEIGHTED   PRINCIPAL   WEIGHTED   AVERAGE
                             OF        BALANCE        OF      AVERAGE   AVERAGE    BALANCE     AVERAGE  DEBT-TO-  PERCENT
RANGE OF                  MORTGAGE   OUTSTANDING   MORTGAGE   COUPON    CREDIT   OUTSTANDING  ORIGINAL   INCOME     FULL   PERCENT
MORTGAGE RATES              LOANS        ($)       POOL (%)     (%)      SCORE       ($)       LTV (%)     (%)    DOC (%)   IO (%)
--------------            --------  -------------  --------  --------  --------  -----------  --------  --------  -------  -------
3.501% to 4.000%               7       3,475,352      1.12     3.875      740      496,479      80.00     44.35    70.15    100.00
4.001% to 4.500%               6       2,952,649      0.95     4.375      728      492,108      80.00     43.50    83.77    100.00
4.501% to 5.000%               5       3,049,060      0.99     4.955      741      609,812      79.98     47.09    59.49     84.30
5.001% to 5.500%              43      24,438,498      7.90     5.366      741      568,337      74.50     38.88    54.34     95.23
5.501% to 6.000%             198     101,265,513     32.75     5.850      750      511,442      70.64     37.97    58.66     85.16
6.001% to 6.500%             488     143,988,657     46.56     6.305      740      295,059      72.07     35.27    38.36     58.40
6.501% to 7.000%              78      29,383,515      9.50     6.709      707      376,712      77.53     38.65    47.83     85.67
7.501% to 8.000%               1         700,000      0.23     8.000      801      700,000      80.00     54.93     0.00    100.00
                             ---     -----------    ------     -----      ---      -------      -----     -----    -----    ------
TOTAL:                       826     309,253,243    100.00     6.065      740      374,399      72.57     37.17    48.08     73.88
                             ===     ===========    ======     =====      ===      =======      =====     =====    =====    ======

As of the Cut-off Date, Mortgage Rates borne by the Mortgage Loans ranged from 3.875% per annum to 8.000% per annum and the weighted average Mortgage Rate of the Mortgage Loans was approximately 6.065% per annum.

REMAINING MONTHS TO STATED MATURITY

                                      AGGREGATE                                    AVERAGE              WEIGHTED
                           NUMBER     PRINCIPAL     PERCENT  WEIGHTED  WEIGHTED   PRINCIPAL   WEIGHTED   AVERAGE
                             OF        BALANCE        OF      AVERAGE   AVERAGE    BALANCE     AVERAGE  DEBT-TO-  PERCENT
RANGE OF                  MORTGAGE   OUTSTANDING   MORTGAGE   COUPON    CREDIT   OUTSTANDING  ORIGINAL   INCOME     FULL   PERCENT
REMAINING TERMS (MONTHS)    LOANS        ($)       POOL (%)     (%)      SCORE       ($)       LTV (%)     (%)    DOC (%)   IO (%)
------------------------  --------  -------------  --------  --------  --------  -----------  --------  --------  -------  -------
229 to 240                     1         137,199      0.04     6.375      800       137,199     58.21     17.42      0.00   100.00
277 to 288                     1         123,918      0.04     6.250      675       123,918     75.33     13.10    100.00     0.00
289 to 300                    10      10,118,984      3.27     6.644      700     1,011,898     74.49     41.45     87.68    97.51
301 to 312                    16       5,518,457      1.78     6.369      753       344,904     65.41     32.57     12.92    56.50
313 to 324                   259      56,765,941     18.36     6.305      744       219,174     67.67     32.12     31.05    22.36
325 to 336                   106      25,886,406      8.37     6.324      728       244,211     72.30     33.03     12.72    48.15
337 to 348                   167      69,717,246     22.54     6.074      746       417,469     70.45     39.20     62.03    89.73
349 to 360                   266     140,985,091     45.59     5.862      740       530,019     75.80     38.69     53.07    90.52
                             ---     -----------    ------     -----      ---     ---------     -----     -----    ------   ------
TOTAL:                       826     309,253,243    100.00     6.065      740       374,399     72.57     37.17     48.08    73.88
                             ===     ===========    ======     =====      ===     =========     =====     =====    ======   ======

As of the Cut-off Date, the remaining term to stated maturity of the Mortgage Loans ranged from 234 months to 358 months and the weighted average term to stated maturity of the Mortgage Loans was approximately 341 months.

    Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

                                                     FREE WRITING PROSPECTUS FOR
(MERRILL LYNCH LOGO)                                                MLMBS 2007-3

ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES

                                      AGGREGATE                                    AVERAGE              WEIGHTED
                           NUMBER     PRINCIPAL     PERCENT  WEIGHTED  WEIGHTED   PRINCIPAL   WEIGHTED   AVERAGE
RANGE                        OF        BALANCE        OF      AVERAGE   AVERAGE    BALANCE     AVERAGE  DEBT-TO-  PERCENT
OF ORIGINAL MORTGAGE      MORTGAGE   OUTSTANDING   MORTGAGE   COUPON    CREDIT   OUTSTANDING  ORIGINAL   INCOME     FULL   PERCENT
LOAN PRINCIPAL BALANCES     LOANS        ($)       POOL (%)     (%)      SCORE       ($)       LTV (%)     (%)    DOC (%)   IO (%)
------------------------  --------  -------------  --------  --------  --------  -----------  --------  --------  -------  -------
$50,001 to $100,000            6         416,450      0.13     6.185      751        69,408     37.86     37.98     41.17   84.45
$100,001 to $150,000         124      15,262,980      4.94     6.325      736       123,089     68.13     31.87     41.27   39.36
$150,001 to $200,000         132      22,897,164      7.40     6.313      746       173,463     68.62     33.37     30.89   51.09
$200,001 to $250,000          77      17,009,934      5.50     6.301      741       220,908     69.88     32.86     32.90   37.53
$250,001 to $300,000          66      17,991,009      5.82     6.323      733       272,591     72.25     33.81     36.29   47.12
$300,001 to $350,000          59      18,845,079      6.09     6.236      735       319,408     72.26     32.30     30.67   32.51
$350,001 to $400,000          58      21,215,158      6.86     6.278      729       365,779     73.48     38.53     29.68   66.86
$400,001 to $450,000          38      15,946,105      5.16     5.967      741       419,634     73.44     37.32     47.57   84.68
$450,001 to $500,000          55      26,062,397      8.43     5.801      726       473,862     76.10     40.97     38.28   87.33
$500,001 to $550,000          62      32,041,288     10.36     5.793      735       516,795     76.19     40.08     56.64   83.72
$550,001 to $600,000          34      19,477,444      6.30     5.845      753       572,866     74.42     35.31     44.40   91.00
$600,001 to $650,000          30      18,893,636      6.11     5.924      747       629,788     75.46     37.35     43.38   87.10
$650,001 to $700,000          21      14,031,713      4.54     5.959      736       668,177     72.29     37.78     56.52   95.37
$700,001 to $750,000           7       5,175,285      1.67     5.978      745       739,326     69.77     41.94     56.59  100.00
$750,001 to $800,000          12       8,628,983      2.79     5.729      757       719,082     75.52     38.84     50.39   90.75
$800,001 to $850,000           5       4,099,000      1.33     5.949      729       819,800     74.68     37.05     61.26  100.00
$850,001 to $900,000           4       3,464,676      1.12     6.029      744       866,169     62.47     28.30     24.42   75.21
$900,001 to $950,000           3       2,799,035      0.91     6.291      728       933,012     80.85     31.55     33.23   66.63
$950,001 to $1,000,000        13      12,906,070      4.17     6.116      744       992,775     69.52     29.76     69.05   92.29
$1,000,001 to $1,500,000      10      11,852,535      3.83     6.073      741     1,185,253     64.65     42.05     82.26   91.63
$1,500,001 to $2,000,000       7      12,914,000      4.18     6.163      749     1,844,857     67.29     46.83    100.00  100.00
$2,000,001 to $2,500,000       2       4,323,301      1.40     6.097      797     2,161,651     82.21     41.89    100.00  100.00
$2,500,001 to $3,000,000       1       3,000,000      0.97     6.250      753     3,000,000     90.77     50.00    100.00  100.00
                             ---     -----------    ------     -----      ---     ---------     -----     -----    ------  ------
TOTAL:                       826     309,253,243    100.00     6.065      740       374,399     72.57     37.17     48.08   73.88
                             ===     ===========    ======     =====      ===     =========     =====     =====    ======  ======

As of the Cut-off Date, the outstanding principal balances of the Mortgage Loans ranged from approximately $44,741 to approximately $3,000,000 and the average outstanding principal balance of the Mortgage Loans was approximately $374,399.

    Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

                                                     FREE WRITING PROSPECTUS FOR
(MERRILL LYNCH LOGO)                                                MLMBS 2007-3

PRODUCT TYPES

                                      AGGREGATE     PERCENT                        AVERAGE    WEIGHTED  WEIGHTED
                           NUMBER     PRINCIPAL       OF     WEIGHTED  WEIGHTED   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
                             OF        BALANCE     MORTGAGE   AVERAGE   AVERAGE    BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
                          MORTGAGE   OUTSTANDING     POOL     COUPON    CREDIT   OUTSTANDING     LTV     INCOME     DOC       IO
PRODUCT TYPES               LOANS        ($)          (%)       (%)      SCORE       ($)         (%)       (%)      (%)      (%)
-------------             --------  -------------  --------  --------  --------  -----------  --------  --------  -------  -------
One Month LIBOR Loans         16      14,229,719      4.60     6.330      722      889,357      72.23     40.64     93.01   100.00
2/28 LIBOR Loans
   (1 Month LIBOR)            88      50,988,842     16.49     5.944      761      579,419      69.21     39.77     76.74   100.00
2/28 LIBOR Loans
   (1 Year LIBOR)              1         543,593      0.18     5.500      782      543,593      70.00     37.88    100.00     0.00
3/27 LIBOR Loans
   (6 Month LIBOR)             1         386,138      0.12     5.750      672      386,138      70.91     38.00      0.00   100.00
3/27 LIBOR Loans
   (1 Year LIBOR)              3         513,054      0.17     6.025      738      171,018      63.84     34.03     81.48   100.00
5/25 LIBOR Loans
   (6 Month LIBOR)             7       3,640,299      1.18     5.676      722      520,043      79.18     41.80    100.00    83.57
5/25 LIBOR Loans
   (1 Year LIBOR)            213     109,525,332     35.42     5.839      739      514,203      77.21     39.17     43.89    90.92
5/25 LIBOR Loans
   (1 Year Treasury)           4       1,588,230      0.51     6.199      733      397,057      83.79     32.44     42.17     0.00
7/23 LIBOR Loans
   (6 Month LIBOR)             1         524,640      0.17     5.875      682      524,640      66.36     43.92    100.00     0.00
7/23 LIBOR Loans
   (1 Year LIBOR)             38      23,147,899      7.49     6.060      744      609,155      68.98     36.18     72.71    96.52
7/23 LIBOR Loans
   (1 Year Treasury)           2         479,436      0.16     5.801      700      239,718      73.24     38.48    100.00     0.00
10/20 LIBOR Loans
   (1 Year LIBOR)            452     103,686,060     33.53     6.345      734      229,394      69.86     33.25     24.26    36.05
                             ---     -----------    ------     -----      ---      -------      -----     -----    ------   ------
TOTAL:                       826     309,253,243    100.00     6.065      740      374,399      72.57     37.17     48.08    73.88
                             ===     ===========    ======     =====      ===      =======      =====     =====    ======   ======

AMORTIZATION TYPE

                                      AGGREGATE     PERCENT                        AVERAGE    WEIGHTED  WEIGHTED
                           NUMBER     PRINCIPAL       OF     WEIGHTED  WEIGHTED   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
                             OF        BALANCE     MORTGAGE   AVERAGE   AVERAGE    BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
                          MORTGAGE   OUTSTANDING     POOL     COUPON    CREDIT   OUTSTANDING     LTV     INCOME     DOC       IO
AMORTIZATION TYPE           LOANS        ($)          (%)       (%)      SCORE       ($)         (%)       (%)      (%)      (%)
-----------------         --------  -------------  --------  --------  --------  -----------  --------  --------  -------  -------
Fully Amortizing             320      80,789,277     26.12     6.216      740      252,466      67.86     31.96    28.20      0.00
60 Month Interest-Only        31      16,304,893      5.27     5.887      740      525,964      79.17     40.31    47.18    100.00
84 Month Interest-Only         1         465,000      0.15     6.625      641      465,000      60.00     44.78     0.00    100.00
120 Month Interest-Only      474     211,694,073     68.45     6.019      741      446,612      73.89     38.82    55.85    100.00
                             ---     -----------    ------     -----      ---      -------      -----     -----    -----    ------
TOTAL:                       826     309,253,243    100.00     6.065      740      374,399      72.57     37.17    48.08     73.88
                             ===     ===========    ======     =====      ===      =======      =====     =====    =====    ======

ADJUSTMENT TYPE

                                      AGGREGATE     PERCENT                        AVERAGE    WEIGHTED  WEIGHTED
                           NUMBER     PRINCIPAL       OF     WEIGHTED  WEIGHTED   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
                             OF        BALANCE     MORTGAGE   AVERAGE   AVERAGE    BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
                          MORTGAGE   OUTSTANDING     POOL     COUPON    CREDIT   OUTSTANDING     LTV     INCOME     DOC       IO
ADJUSTMENT TYPE             LOANS        ($)          (%)       (%)      SCORE       ($)         (%)       (%)      (%)      (%)
---------------           --------  -------------  --------  --------  --------  -----------  --------  --------  -------  -------
ARM                          826     309,253,243    100.00     6.065      740      374,399      72.57     37.17    48.08    73.88
                             ---     -----------    ------     -----      ---      -------      -----     -----    -----    -----
TOTAL:                       826     309,253,243    100.00     6.065      740      374,399      72.57     37.17    48.08    73.88
                             ===     ===========    ======     =====      ===      =======      =====     =====    =====    =====

    Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

                                                     FREE WRITING PROSPECTUS FOR
(MERRILL LYNCH LOGO)                                                MLMBS 2007-3

STATE DISTRIBUTIONS OF MORTGAGED PROPERTIES

                                      AGGREGATE     PERCENT                        AVERAGE    WEIGHTED  WEIGHTED
                           NUMBER     PRINCIPAL       OF     WEIGHTED  WEIGHTED   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
                             OF        BALANCE     MORTGAGE   AVERAGE   AVERAGE    BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
                          MORTGAGE   OUTSTANDING     POOL     COUPON    CREDIT   OUTSTANDING     LTV     INCOME     DOC       IO
GEOGRAPHIC DISTRIBUTION     LOANS        ($)          (%)       (%)      SCORE       ($)         (%)       (%)      (%)      (%)
-----------------------   --------  -------------  --------  --------  --------  -----------  --------  --------  -------  -------
Alabama                        5       1,843,887      0.60     6.095      727       368,777     79.46     30.79     68.68    56.63
Alaska                         3         795,616      0.26     6.472      710       265,205     70.63     43.00     38.04     0.00
Arizona                       38      16,376,164      5.30     6.140      737       430,952     70.00     35.40     58.78    79.72
Arkansas                       2         702,375      0.23     6.105      765       351,188     66.51     44.57      0.00   100.00
California                   311     136,083,674     44.00     5.957      739       437,568     71.87     36.97     36.54    75.27
Colorado                      19      10,968,768      3.55     6.241      749       577,304     80.93     40.99     84.94    85.33
Connecticut                    7       4,918,565      1.59     6.330      735       702,652     86.08     38.50     88.51    84.17
District of Columbia           2         328,684      0.11     6.820      672       164,342     74.02     31.42     44.06    55.94
Florida                       70      19,635,230      6.35     6.110      749       280,503     74.30     35.70     46.14    72.16
Georgia                       17       5,413,760      1.75     6.045      737       318,456     72.53     34.14     45.00    87.27
Hawaii                         1         567,468      0.18     6.000      803       567,468     38.17      0.00      0.00   100.00
Idaho                          3       1,808,042      0.58     5.992      753       602,681     61.46     58.78     86.23   100.00
Illinois                      42      21,982,430      7.11     6.006      738       523,391     65.61     40.87     57.64    83.73
Indiana                        4       1,031,728      0.33     5.875      760       257,932     77.88     32.55    100.00   100.00
Kansas                         5         881,588      0.29     6.260      733       176,318     73.74     29.90     20.36    17.01
Kentucky                       1       1,250,000      0.40     5.875      767     1,250,000     65.79     30.00    100.00   100.00
Louisiana                      1         159,224      0.05     6.875      790       159,224     77.98     34.98      0.00   100.00
Maryland                      12       3,804,212      1.23     6.012      740       317,018     75.29     32.94     42.26    80.77
Massachusetts                 10       4,232,079      1.37     6.361      704       423,208     65.37     41.04     49.02    95.77
Michigan                      26       5,398,414      1.75     6.269      757       207,631     71.11     33.68     56.30    52.03
Minnesota                     12       3,703,714      1.20     6.015      770       308,643     70.07     39.91     80.76    37.79
Missouri                      10       3,096,563      1.00     6.104      758       309,656     76.61     35.63     66.92    49.96
Nebraska                       1         112,282      0.04     6.375      675       112,282     80.29     23.52      0.00     0.00
Nevada                        22       7,169,505      2.32     6.000      740       325,887     75.66     35.51     55.68    71.70
New Hampshire                  1         198,209      0.06     6.250      693       198,209     76.41     26.79      0.00     0.00
New Jersey                    57      16,881,975      5.46     6.265      744       296,175     76.23     36.72     60.23    73.77
New Mexico                     3         371,182      0.12     6.611      664       123,727     73.31     35.07      0.00    63.02
New York                      25       8,957,513      2.90     6.459      743       358,301     72.35     38.41     42.34    59.58
North Carolina                 3         846,165      0.27     6.018      753       282,055     70.33     41.39     85.19   100.00
Ohio                           7       2,044,046      0.66     5.916      746       292,007     78.22     33.73     70.77    50.35
Oregon                         9       2,130,533      0.69     6.262      723       236,726     77.89     37.45     51.67    49.83
Pennsylvania                  13       2,566,690      0.83     6.273      762       197,438     73.69     29.89     71.14    58.94
Rhode Island                   5       1,535,519      0.50     6.314      705       307,104     76.03     43.18     54.18    44.27
South Carolina                 4       1,026,339      0.33     6.031      759       256,585     61.90     20.82     63.94    80.30
Tennessee                      3         372,422      0.12     6.304      742       124,141     79.79     30.36     24.93    67.85
Texas                         27       4,630,117      1.50     6.279      747       171,486     71.55     35.73     35.00    41.35
Utah                           2         765,727      0.25     6.335      742       382,864     79.79     37.19      0.00    66.34
Virginia                      18       6,706,921      2.17     6.057      719       372,607     77.44     39.88     62.05    78.38
Washington                    22       6,981,606      2.26     5.921      745       317,346     75.46     40.56     49.21    69.54
Wisconsin                      3         974,307      0.32     6.379      695       324,769     71.58     32.52     15.09    51.32
                             ---     -----------    ------     -----      ---     ---------     -----     -----    ------   ------
TOTAL:                       826     309,253,243    100.00     6.065      740       374,399     72.57     37.17     48.08    73.88
                             ===     ===========    ======     =====      ===     =========     =====     =====    ======   ======

No more than approximately 1.31% of the Mortgage Loans will be secured by mortgaged properties located in any one zip code.

    Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

                                                     FREE WRITING PROSPECTUS FOR
(MERRILL LYNCH LOGO)                                                MLMBS 2007-3

ORIGINAL LOAN-TO-VALUE RATIOS

                                      AGGREGATE     PERCENT                        AVERAGE    WEIGHTED  WEIGHTED
                           NUMBER     PRINCIPAL       OF     WEIGHTED  WEIGHTED   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
                             OF        BALANCE     MORTGAGE   AVERAGE   AVERAGE    BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
RANGE OF ORIGINAL         MORTGAGE   OUTSTANDING     POOL     COUPON    CREDIT   OUTSTANDING     LTV     INCOME     DOC       IO
LOAN-TO-VALUE RATIOS        LOANS        ($)          (%)       (%)      SCORE       ($)         (%)       (%)      (%)      (%)
--------------------      --------  -------------  --------  --------  --------  -----------  --------  --------  -------  -------
50.00% or less                85      23,686,053      7.66     5.994      765       278,659     39.15     28.58     31.02    60.65
50.01% to 55.00%              23       8,309,111      2.69     6.205      738       361,266     52.49     32.89     62.80    56.23
55.01% to 60.00%              38      19,062,029      6.16     6.078      746       501,632     57.92     34.64     59.23    62.93
60.01% to 65.00%              47      19,278,392      6.23     6.084      749       410,179     63.54     34.86     57.50    61.31
65.01% to 70.00%              75      32,615,528     10.55     6.112      753       434,874     68.26     38.71     55.39    76.35
70.01% to 75.00%              80      28,031,697      9.06     6.142      729       350,396     73.53     36.31     43.79    58.76
75.01% to 80.00%             418     150,474,478     48.66     6.010      732       359,987     79.39     38.45     41.56    81.56
80.01% to 85.00%              35      10,265,962      3.32     6.254      740       293,313     81.36     34.89     50.57    47.54
85.01% to 90.00%               8       3,719,900      1.20     6.162      748       464,987     89.06     35.41     55.44    83.84
90.01% to 95.00%               2       3,359,000      1.09     6.210      756     1,679,500     90.93     45.19    100.00   100.00
95.01% to 100.00%             15      10,451,094      3.38     6.213      759       696,740     99.94     41.92     98.17    97.09
                             ---     -----------    ------     -----      ---     ---------     -----     -----    ------   ------
TOTAL:                       826     309,253,243    100.00     6.065      740       374,399     72.57     37.17     48.08    73.88
                             ===     ===========    ======     =====      ===     =========     =====     =====    ======   ======

As of the Cut-off Date, the Original Loan-to-Value Ratios of the Mortgage Loans ranged from 8.68% to 100.00%.

COMBINED LOAN-TO-VALUE RATIOS

                                      AGGREGATE     PERCENT                        AVERAGE    WEIGHTED  WEIGHTED
                           NUMBER     PRINCIPAL       OF     WEIGHTED  WEIGHTED   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
                             OF        BALANCE     MORTGAGE   AVERAGE   AVERAGE    BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
RANGE OF COMBINED         MORTGAGE   OUTSTANDING     POOL     COUPON    CREDIT   OUTSTANDING     LTV     INCOME     DOC       IO
LOAN-TO-VALUE RATIOS        LOANS        ($)          (%)       (%)      SCORE       ($)         (%)       (%)      (%)      (%)
--------------------      --------  -------------  --------  --------  --------  -----------  --------  --------  -------  -------
50.00% or less                81      22,909,237      7.41     5.989      766      282,830      39.20     28.49    32.08    62.16
50.01% to 55.00%              23       8,532,100      2.76     6.198      738      370,961      51.80     32.83    59.51    53.11
55.01% to 60.00%              35      17,913,007      5.79     6.073      748      511,800      57.78     34.49    60.84    64.78
60.01% to 65.00%              44      18,013,691      5.82     6.090      751      409,402      63.44     34.38    59.84    60.73
65.01% to 70.00%              64      26,737,777      8.65     6.147      753      417,778      68.08     38.17    51.94    78.35
70.01% to 75.00%              69      24,267,713      7.85     6.077      731      351,706      72.67     36.37    47.19    52.07
75.01% to 80.00%             218      71,796,246     23.22     6.128      739      329,341      78.41     36.67    40.56    69.35
80.01% to 85.00%              50      19,579,862      6.33     6.075      733      391,597      77.53     37.36    48.45    77.38
85.01% to 90.00%              91      40,801,249     13.19     5.942      738      448,365      79.93     38.92    19.02    87.34
90.01% to 95.00%              52      22,592,804      7.31     6.144      723      434,477      81.39     39.73    73.05    85.78
95.01% to 100.00%             99      36,109,556     11.68     5.952      732      364,743      85.70     41.57    73.06    93.08
                             ---     -----------    ------     -----      ---      -------      -----     -----    -----    -----
TOTAL:                       826     309,253,243    100.00     6.065      740      374,399      72.57     37.17    48.08    73.88
                             ===     ===========    ======     =====      ===      =======      =====     =====    =====    =====

As of the Cut-off Date, the Combined Loan-to-Value Ratios of the Mortgage Loans ranged from 8.68% to 100.00% and the weighted average Combined Loan-to-Value Ratio for Mortgage Loans was approximately 76.94%. This table was calculated using the Combined Loan-to-Value Ratio for Mortgage that are in a first lien position with subordinate financing. Approximately 32.81% of the Mortgage Loans are in a first lien position with subordinate financing and the weighted average Combined Loan-to-Value Ratio for such Mortgage Loans was approximately 90.85%.

    Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

                                                     FREE WRITING PROSPECTUS FOR
(MERRILL LYNCH LOGO)                                                MLMBS 2007-3

DEBT-TO-INCOME RATIOS

                                      AGGREGATE     PERCENT                        AVERAGE    WEIGHTED  WEIGHTED
                           NUMBER     PRINCIPAL       OF     WEIGHTED  WEIGHTED   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
                             OF        BALANCE     MORTGAGE   AVERAGE   AVERAGE    BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
RANGE OF DEBT-TO-         MORTGAGE   OUTSTANDING     POOL     COUPON    CREDIT   OUTSTANDING     LTV     INCOME     DOC       IO
INCOME RATIOS               LOANS        ($)          (%)       (%)      SCORE       ($)         (%)       (%)      (%)      (%)
-----------------         --------  -------------  --------  --------  --------  -----------  --------  --------  -------  -------
Not Available                 77      23,167,389      7.49     6.195      755       300,875     60.14        NA      2.75    64.45
0.01% to 20.00%               66      20,287,508      6.56     6.110      737       307,386     66.53     14.27     61.17    55.36
20.01% to 25.00%              44      14,682,696      4.75     6.030      752       333,698     65.31     23.09     60.99    66.34
25.01% to 30.00%              86      28,408,155      9.19     6.134      751       330,327     70.35     27.84     44.71    62.58
30.01% to 35.00%             133      43,181,016     13.96     6.158      734       324,669     71.52     32.59     34.88    55.50
35.01% to 40.00%             180      59,652,314     19.29     6.093      737       331,402     74.84     37.92     36.15    63.91
40.01% to 45.00%             130      61,242,269     19.80     5.996      740       471,094     77.91     42.67     66.68    93.90
45.01% to 50.00%              79      38,878,848     12.57     5.979      728       492,137     76.04     47.86     62.64    92.22
50.01% to 55.00%              27      16,294,953      5.27     5.869      745       603,517     75.91     52.68     54.95    97.45
55.01% to 60.00%               2         359,095      0.12     6.375      745       179,548     73.90     57.75     34.71   100.00
60.01% or greater              2       3,099,000      1.00     5.875      763     1,549,500     64.21     62.50    100.00   100.00
                             ---     -----------    ------     -----      ---     ---------     -----     -----    ------   ------
TOTAL:                       826     309,253,243    100.00     6.065      740       374,399     72.57     37.17     48.08    73.88
                             ===     ===========    ======     =====      ===     =========     =====     =====    ======   ======

As of the Cut-off Date, the Debt-to-Income Ratios of the Mortgage Loans ranged from 1.00% to 63.00% and the weighted average Debt-to-Income Ratio for Mortgage Loans with Debt-to-Income Ratios was approximately 37.17%.

LOAN PURPOSE

                                      AGGREGATE     PERCENT                        AVERAGE    WEIGHTED  WEIGHTED
                           NUMBER     PRINCIPAL       OF     WEIGHTED  WEIGHTED   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
                             OF        BALANCE     MORTGAGE   AVERAGE   AVERAGE    BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
                          MORTGAGE   OUTSTANDING     POOL     COUPON    CREDIT   OUTSTANDING     LTV     INCOME     DOC       IO
LOAN PURPOSE                LOANS        ($)          (%)       (%)      SCORE       ($)         (%)       (%)      (%)      (%)
------------              --------  -------------  --------  --------  --------  -----------  --------  --------  -------  -------
Purchase                     355     132,145,420     42.73     5.998      741      372,241      79.55     38.32    46.74    82.28
Refinance - Cashout          277      93,201,275     30.14     6.179      739      336,467      66.90     34.87    48.56    59.72
Refinance - Rate Term        194      83,906,547     27.13     6.043      740      432,508      67.89     37.87    49.66    76.37
                             ---     -----------    ------     -----      ---      -------      -----     -----    -----    -----
TOTAL:                       826     309,253,243    100.00     6.065      740      374,399      72.57     37.17    48.08    73.88
                             ===     ===========    ======     =====      ===      =======      =====     =====    =====    =====

PROPERTY TYPE

                                      AGGREGATE     PERCENT                        AVERAGE    WEIGHTED  WEIGHTED
                           NUMBER     PRINCIPAL       OF     WEIGHTED  WEIGHTED   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
                             OF        BALANCE     MORTGAGE   AVERAGE   AVERAGE    BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
                          MORTGAGE   OUTSTANDING     POOL     COUPON    CREDIT   OUTSTANDING     LTV     INCOME     DOC       IO
PROPERTY TYPE               LOANS        ($)          (%)       (%)      SCORE       ($)         (%)       (%)      (%)      (%)
-------------             --------  -------------  --------  --------  --------  -----------  --------  --------  -------  -------
Single Family                471     173,599,189     56.13     6.087      739      368,576      71.24     36.96    46.96    73.14
Planned Unit Development     215      84,210,777     27.23     5.965      742      391,678      72.49     37.40    53.16    75.30
Condominium                  102      41,273,569     13.35     6.091      745      404,643      78.72     38.29    46.72    83.34
Two- to Four-Family           33       9,134,661      2.95     6.397      734      276,808      70.12     33.92    32.88    33.40
Townhouse                      5       1,035,047      0.33     6.398      713      207,009      78.58     38.59    10.82    61.17
                             ---     -----------    ------     -----      ---      -------      -----     -----    -----    -----
TOTAL:                       826     309,253,243    100.00     6.065      740      374,399      72.57     37.17    48.08    73.88
                             ===     ===========    ======     =====      ===      =======      =====     =====    =====    =====

    Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

                                                     FREE WRITING PROSPECTUS FOR
(MERRILL LYNCH LOGO)                                                MLMBS 2007-3

DOCUMENTATION

                                      AGGREGATE     PERCENT                        AVERAGE    WEIGHTED  WEIGHTED
                           NUMBER     PRINCIPAL       OF     WEIGHTED  WEIGHTED   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
                             OF        BALANCE     MORTGAGE   AVERAGE   AVERAGE    BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
                          MORTGAGE   OUTSTANDING     POOL     COUPON    CREDIT   OUTSTANDING     LTV     INCOME     DOC       IO
                            LOANS        ($)          (%)       (%)      SCORE       ($)         (%)       (%)      (%)      (%)
                          --------  -------------  --------  --------  --------  -----------  --------  --------  -------  -------
INDYMAC UNDERWRITING
   GUIDELINES
Reduced Documentation        274      64,148,432     20.74     6.350      728      234,118      70.26     33.70      0.00    37.49
Full Documentation           124      25,149,210      8.13     6.324      746      202,816      70.76     32.56    100.00    38.34
No Income/No Asset
   Verification               49      11,506,856      3.72     6.306      750      234,834      67.33        NA      0.00    35.35
Limited Documentation          5       2,624,683      0.85     6.449      724      524,937      65.82     28.28      0.00     0.00
No Documentation               5       1,597,772      0.52     6.432      724      319,554      69.50        NA      0.00    72.85
Fast Forward                   6       1,337,620      0.43     6.253      778      222,937      63.89     29.46      0.00    84.50
                             ---     -----------    ------     -----      ---      -------      -----     -----    ------   ------
  SUB-TOTAL:                 463     106,364,574     34.39     6.341      735      229,729      69.86     33.18     23.64    37.66
                             ---     -----------    ------     -----      ---      -------      -----     -----    ------   ------
COUNTRYWIDE UNDERWRITING
   GUIDELINES
Preferred                     66      38,202,805     12.35     5.906      753      578,830      78.85     39.77      0.00    94.32
Full Documentation            50      26,844,665      8.68     5.518      718      536,893      79.87     42.01    100.00    98.22
Alternative
   Documentation              18       9,532,060      3.08     5.625      714      529,559      80.00     44.66      0.00    89.62
                             ---     -----------    ------     -----      ---      -------      -----     -----    ------   ------
   SUB-TOTAL:                134      74,579,530     24.12     5.730      736      556,564      79.37     41.19     35.99    95.12
                             ---     -----------    ------     -----      ---      -------      -----     -----    ------   ------
MLCC UNDERWRITING
   GUIDELINES
Full Documentation            74      52,364,426     16.93     6.037      749      707,627      73.97     39.71    100.00   100.00
No Documentation              21       9,062,325      2.93     6.012      771      431,539      48.90        NA      0.00   100.00
Stated Income                  5       2,770,081      0.90     5.952      773      554,016      61.30     42.71      0.00   100.00
Alternative
   Documentation               3         539,130      0.17     5.867      739      179,710      62.46     37.58      0.00   100.00
Streamlined
   Documentation               1         482,600      0.16     6.000      706      482,600      77.22     55.00      0.00   100.00
Stated Income/Verified
   Assets                      1         386,138      0.12     5.750      672      386,138      70.91     38.00      0.00   100.00
                             ---     -----------    ------     -----      ---      -------      -----     -----    ------   ------
   SUB-TOTAL:                105      65,604,699     21.21     6.026      752      624,807      69.88     39.96     79.82   100.00
                             ---     -----------    ------     -----      ---      -------      -----     -----    ------   ------
AMTRUST BANK (F/K/A OHIO
   SAVINGS BANK)
   UNDERWRITING GUIDELINES
Full Documentation            54      33,673,467     10.89     5.947      750      623,583      70.40     35.93    100.00    86.57
No Income Verification        24      14,315,388      4.63     6.036      736      596,475      68.81     32.39      0.00    78.14
                             ---     -----------    ------     -----      ---      -------      -----     -----    ------   ------
   SUB-TOTAL:                 78      47,988,855     15.52     5.973      746      615,242      69.92     34.87     70.17    84.06
                             ---     -----------    ------     -----      ---      -------      -----     -----    ------   ------
OTHER UNDERWRITING
   GUIDELINES
Full Documentation            34      10,662,846      3.45     6.133      729      313,613      78.14     38.88    100.00    78.69
Stated Income                 11       3,587,739      1.16     6.451      733      326,158      81.47     38.64      0.00    74.40
Reduced Documentation          1         465,000      0.15     6.625      641      465,000      60.00     44.78      0.00   100.00
                             ---     -----------    ------     -----      ---      -------      -----     -----    ------   ------
   SUB-TOTAL:                 46      14,715,584      4.76     6.226      727      319,904      78.38     39.00     72.46    78.32
                             ---     -----------    ------     -----      ---      -------      -----     -----    ------   ------
TOTAL:                       826     309,253,243    100.00     6.065      740      374,399      72.57     37.17     48.08    73.88
                             ===     ===========    ======     =====      ===      =======      =====     =====    ======   ======

    Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

                                                     FREE WRITING PROSPECTUS FOR
(MERRILL LYNCH LOGO)                                                MLMBS 2007-3

OCCUPANCY

                                      AGGREGATE     PERCENT                        AVERAGE    WEIGHTED  WEIGHTED
                           NUMBER     PRINCIPAL       OF     WEIGHTED  WEIGHTED   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
                             OF        BALANCE     MORTGAGE   AVERAGE   AVERAGE    BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
                          MORTGAGE   OUTSTANDING     POOL     COUPON    CREDIT   OUTSTANDING     LTV     INCOME     DOC       IO
OCCUPANCY                   LOANS        ($)          (%)       (%)      SCORE       ($)         (%)       (%)      (%)      (%)
---------                 --------  -------------  --------  --------  --------  -----------  --------  --------  -------  -------
Primary                      685     262,998,601     85.04     6.038      741      383,940      72.40     37.29    46.12    73.00
Investment                    96      23,514,136      7.60     6.382      722      244,939      72.55     32.44    48.72    73.60
Second Home                   45      22,740,506      7.35     6.048      749      505,345      74.63     41.31    70.13    84.28
                             ---     -----------    ------     -----      ---      -------      -----     -----    -----    -----
TOTAL:                       826     309,253,243    100.00     6.065      740      374,399      72.57     37.17    48.08    73.88
                             ===     ===========    ======     =====      ===      =======      =====     =====    =====    =====

The information set forth above with respect to occupancy is based upon representations of the related mortgagors at the time of origination.

MORTGAGE LOANS AGE SUMMARY

                                      AGGREGATE     PERCENT                        AVERAGE    WEIGHTED  WEIGHTED
                           NUMBER     PRINCIPAL       OF     WEIGHTED  WEIGHTED   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
                             OF        BALANCE     MORTGAGE   AVERAGE   AVERAGE    BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
MORTGAGE LOANS AGE        MORTGAGE   OUTSTANDING     POOL     COUPON    CREDIT   OUTSTANDING     LTV     INCOME     DOC       IO
(MONTHS)                    LOANS        ($)          (%)       (%)      SCORE       ($)         (%)       (%)      (%)      (%)
------------------        --------  -------------  --------  --------  --------  -----------  --------  --------  -------  -------
2                            273      73,750,250     23.85     6.296      728       270,147     75.40     37.39     22.28    71.78
3                            255      85,607,329     27.68     5.868      739       335,715     73.26     36.67     34.82    56.28
4                             51      19,346,870      6.26     6.315      734       379,350     72.18     32.80     39.88    40.08
5                             63      22,735,294      7.35     6.170      740       360,878     74.36     37.59     75.83    82.15
6                             48      30,227,956      9.77     5.954      748       629,749     71.12     35.39     73.82    85.93
7                             13       8,555,877      2.77     6.016      733       658,144     74.97     36.68     57.51    84.31
8                             14       9,678,440      3.13     6.134      726       691,317     64.77     37.80     75.40   100.00
9                             13       3,873,360      1.25     6.148      762       297,951     69.09     35.93     14.97    95.49
10                             1       1,960,000      0.63     6.750      775     1,960,000     68.77     50.00    100.00   100.00
11                             2         329,144      0.11     6.617      746       164,572     79.02     37.96     51.62   100.00
13                             2         888,000      0.29     6.446      680       444,000     61.27     45.84     47.64   100.00
14                             1         368,000      0.12     6.375      786       368,000     80.00      0.00      0.00   100.00
15                             3       1,415,665      0.46     6.420      698       471,888     84.08     42.13     84.05   100.00
16                             6       2,434,338      0.79     6.112      732       405,723     69.11     29.20     86.49   100.00
17                            15       9,867,183      3.19     6.108      749       657,812     71.74     41.46     64.36   100.00
18                            44      26,429,052      8.55     5.910      771       600,660     65.85     38.18     75.42   100.00
19                            14       9,036,518      2.92     5.766      763       645,466     74.92     44.37     95.06   100.00
20                             6       1,839,189      0.59     5.666      730       306,532     64.84     35.28     61.69    67.47
21                             1         524,640      0.17     5.875      682       524,640     66.36     43.92    100.00     0.00
22                             1         386,138      0.12     5.750      672       386,138     70.91     38.00      0.00   100.00
                             ---     -----------    ------     -----      ---     ---------     -----     -----    ------   ------
TOTAL:                       826     309,253,243    100.00     6.065      740       374,399     72.57     37.17     48.08    73.88
                             ===     ===========    ======     =====      ===     =========     =====     =====    ======   ======

As of the Cut-off Date, the weighted average age of the Mortgage Loans was approximately 6 months.

    Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

                                                     FREE WRITING PROSPECTUS FOR
(MERRILL LYNCH LOGO)                                                MLMBS 2007-3

ORIGINAL PREPAYMENT PENALTY TERM

                                      AGGREGATE     PERCENT                        AVERAGE    WEIGHTED  WEIGHTED
                           NUMBER     PRINCIPAL       OF     WEIGHTED  WEIGHTED   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
                             OF        BALANCE     MORTGAGE   AVERAGE   AVERAGE    BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
ORIGINAL PREPAYMENT       MORTGAGE   OUTSTANDING     POOL     COUPON    CREDIT   OUTSTANDING     LTV     INCOME     DOC       IO
PENALTY TERM                LOANS        ($)          (%)       (%)      SCORE       ($)         (%)       (%)      (%)      (%)
-------------------       --------  -------------  --------  --------  --------  -----------  --------  --------  -------  -------
None                         689     264,671,849     85.58     6.049      743      384,139      71.87     37.11     52.81    72.77
12 Months                     25      14,173,514      4.58     5.916      728      566,941      79.17     41.65     21.49    93.02
24 Months                      1         359,600      0.12     6.375      773      359,600      64.21     42.78    100.00   100.00
36 Months                    109      29,084,280      9.40     6.275      719      266,828      75.58     35.07     18.93    73.41
60 Months                      2         964,000      0.31     6.030      690      482,000      80.00     42.06      0.00   100.00
                             ---     -----------    ------     -----      ---      -------      -----     -----    ------   ------
TOTAL:                       826     309,253,243    100.00     6.065      740      374,399      72.57     37.17     48.08    73.88
                             ===     ===========    ======     =====      ===      =======      =====     =====    ======   ======

The weighted average prepayment penalty term at origination with respect to the Mortgage Loans having prepayment penalties is approximately 29 months.

CREDIT SCORES

                                      AGGREGATE     PERCENT                        AVERAGE    WEIGHTED  WEIGHTED
                           NUMBER     PRINCIPAL       OF     WEIGHTED  WEIGHTED   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
                             OF        BALANCE     MORTGAGE   AVERAGE   AVERAGE    BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
RANGE OF                  MORTGAGE   OUTSTANDING     POOL     COUPON    CREDIT   OUTSTANDING     LTV     INCOME     DOC       IO
CREDIT SCORES               LOANS        ($)          (%)       (%)      SCORE       ($)         (%)       (%)      (%)      (%)
-------------             --------  -------------  --------  --------  --------  -----------  --------  --------  -------  -------
601 to 625                     1       1,000,000      0.32     6.875      608     1,000,000     57.80      4.00    100.00   100.00
626 to 650                    10       3,082,904      1.00     6.246      645       308,290     75.55     32.08     44.22    47.45
651 to 675                    59      21,347,009      6.90     6.359      667       361,814     73.30     38.51     51.84    70.65
676 to 700                   109      38,839,675     12.56     6.146      689       356,327     76.15     36.56     51.49    67.38
701 to 725                   144      51,224,360     16.56     6.061      711       355,725     74.37     38.71     36.10    79.40
726 to 750                   144      51,997,385     16.81     6.005      738       361,093     74.01     37.71     45.48    75.95
751 to 775                   152      65,553,799     21.20     5.987      763       431,275     71.86     39.25     53.01    78.40
776 to 800                   134      50,094,450     16.20     5.981      786       373,839     68.74     34.95     46.05    72.54
801 to 825                    67      24,959,685      8.07     6.129      807       372,533     70.27     33.97     60.75    67.53
825 to 850                     6       1,153,975      0.37     6.181      833       192,329     55.40     30.79     12.78     0.00
                             ---     -----------    ------     -----      ---     ---------     -----     -----    ------   ------
TOTAL:                       826     309,253,243    100.00     6.065      740       374,399     72.57     37.17     48.08    73.88
                             ===     ===========    ======     =====      ===     =========     =====     =====    ======   ======

The Credit Scores of the Mortgage Loans that were scored as of the Cut-off Date ranged from 608 to 837 and the weighted average Credit Score of the Mortgage Loans that were scored as of the Cut-off Date was approximately 740.

    Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

                                                     FREE WRITING PROSPECTUS FOR
(MERRILL LYNCH LOGO)                                                MLMBS 2007-3

GROSS MARGINS

                                      AGGREGATE     PERCENT                        AVERAGE    WEIGHTED  WEIGHTED
                           NUMBER     PRINCIPAL       OF     WEIGHTED  WEIGHTED   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
                             OF        BALANCE     MORTGAGE   AVERAGE   AVERAGE    BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
RANGE OF                  MORTGAGE   OUTSTANDING     POOL     COUPON    CREDIT   OUTSTANDING     LTV     INCOME     DOC       IO
GROSS MARGINS               LOANS        ($)          (%)       (%)      SCORE       ($)         (%)       (%)      (%)      (%)
-------------             --------  -------------  --------  --------  --------  -----------  --------  --------  -------  -------
0.000%                         6       3,342,520      1.08     5.375      773       557,087     66.29     39.40    100.00   100.00
0.875%                         1         735,000      0.24     6.250      791       735,000     70.00     32.00    100.00   100.00
1.000%                         1       1,062,799      0.34     6.375      691     1,062,799     56.00     52.00    100.00   100.00
1.125%                         1         284,900      0.09     6.500      785       284,900     70.00     38.00    100.00   100.00
1.250%                         4       5,364,500      1.73     6.625      690     1,341,125     82.88     44.05     81.46   100.00
1.375%                         2       2,440,000      0.79     6.750      755     1,220,000     70.87     49.21    100.00   100.00
1.500%                         5       2,330,900      0.75     6.316      692       466,180     53.49     16.78     61.05   100.00
1.750%                         5       2,116,583      0.68     5.718      771       423,317     78.88     36.15    100.00   100.00
1.875%                         6       2,724,375      0.88     6.089      788       454,063     90.24     38.90     72.83   100.00
2.000%                        64      29,926,970      9.68     5.939      756       467,609     67.22     36.91     66.86   100.00
2.125%                         9      12,876,152      4.16     5.897      756     1,430,684     64.09     45.18     94.72   100.00
2.250%                       143      79,447,932     25.69     5.752      737       555,580     79.61     41.12     39.08    92.72
2.500%                       108      57,051,372     18.45     6.033      744       528,253     71.56     35.60     70.59    88.38
2.750%                       471     109,549,240     35.42     6.335      735       232,589     70.21     33.33     25.03    37.59
                             ---     -----------    ------     -----      ---     ---------     -----     -----    ------   ------
TOTAL:                       826     309,253,243    100.00     6.065      740       374,399     72.57     37.17     48.08    73.88
                             ===     ===========    ======     =====      ===     =========     =====     =====    ======   ======

As of the Cut-off Date, the Gross Margin for the Adjustable Rate Mortgage Loans ranged from 0.000% per annum to 2.750% per annum and the weighted average Gross Margin of the Adjustable Rate Mortgage Loans was approximately 2.374% per annum.

MAXIMUM MORTGAGE RATES

                                      AGGREGATE     PERCENT                        AVERAGE    WEIGHTED  WEIGHTED
                           NUMBER     PRINCIPAL       OF     WEIGHTED  WEIGHTED   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
                             OF        BALANCE     MORTGAGE   AVERAGE   AVERAGE    BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
RANGE OF MAXIMUM          MORTGAGE   OUTSTANDING     POOL     COUPON    CREDIT   OUTSTANDING     LTV     INCOME     DOC       IO
MORTGAGE RATES              LOANS        ($)          (%)       (%)      SCORE       ($)         (%)       (%)      (%)      (%)
----------------          --------  -------------  --------  --------  --------  -----------  --------  --------  -------  -------
8.501% to 9.000%               7       3,475,352      1.12     3.875      740      496,479      80.00     44.35    70.15    100.00
9.001% to 9.500%               6       2,952,649      0.95     4.375      728      492,108      80.00     43.50    83.77    100.00
9.501% to 10.000%              5       3,049,060      0.99     4.955      741      609,812      79.98     47.09    59.49     84.30
10.001% to 10.500%            24      13,568,496      4.39     5.366      732      565,354      80.00     39.84    33.98    100.00
10.501% to 11.000%            81      35,761,419     11.56     5.862      739      441,499      74.68     38.30    23.79     73.28
11.001% to 11.500%           426     112,842,187     36.49     6.252      737      264,888      71.10     34.70    28.64     47.90
11.501% to 12.000%           217     109,616,961     35.45     6.083      744      505,147      71.61     38.38    72.10     91.46
12.001% to 12.500%            51      23,323,875      7.54     6.298      748      457,331      72.51     35.08    68.04     90.20
12.501% to 13.000%             9       4,663,244      1.51     6.928      726      518,138      78.39     42.36    35.12     93.19
                             ---     -----------    ------     -----      ---      -------      -----     -----    -----    ------
TOTAL:                       826     309,253,243    100.00     6.065      740      374,399      72.57     37.17    48.08     73.88
                             ===     ===========    ======     =====      ===      =======      =====     =====    =====    ======

As of the Cut-off Date, the Maximum Mortgage Rates for the Adjustable Rate Mortgage Loans ranged from 8.875% per annum to 13.000% per annum and the weighted average Maximum Mortgage Rate of the Adjustable Rate Mortgage Loans was approximately 11.471% per annum.

    Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

                                                     FREE WRITING PROSPECTUS FOR
(MERRILL LYNCH LOGO)                                                MLMBS 2007-3

NEXT RATE ADJUSTMENT DATE

                                      AGGREGATE     PERCENT                        AVERAGE    WEIGHTED  WEIGHTED
                           NUMBER     PRINCIPAL       OF     WEIGHTED  WEIGHTED   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
                             OF        BALANCE     MORTGAGE   AVERAGE   AVERAGE    BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
NEXT RATE                 MORTGAGE   OUTSTANDING     POOL     COUPON    CREDIT   OUTSTANDING     LTV     INCOME     DOC       IO
ADJUSTMENT DATE             LOANS        ($)          (%)       (%)      SCORE       ($)         (%)       (%)      (%)      (%)
---------------           --------  -------------  --------  --------  --------  -----------  --------  --------  -------  -------
August 2007                   16      14,229,719      4.60     6.330      722      889,357      72.23     40.64     93.01   100.00
November 2007                  5       1,240,934      0.40     5.625      771      248,187      59.82     33.96     43.22   100.00
December 2007                 14       9,036,518      2.92     5.766      763      645,466      74.92     44.37     95.06   100.00
January 2008                  44      26,429,052      8.55     5.910      771      600,660      65.85     38.18     75.42   100.00
February 2008                 15       9,867,183      3.19     6.108      749      657,812      71.74     41.46     64.36   100.00
March 2008                     6       2,434,338      0.79     6.112      732      405,723      69.11     29.20     86.49   100.00
April 2008                     2       1,189,817      0.38     6.429      686      594,909      88.57     43.28    100.00   100.00
May 2008                       1         368,000      0.12     6.375      786      368,000      80.00      0.00      0.00   100.00
June 2008                      1         423,000      0.14     6.250      723      423,000      62.67     47.00    100.00   100.00
September 2008                 1         386,138      0.12     5.750      672      386,138      70.91     38.00      0.00   100.00
December 2008                  1         543,593      0.18     5.500      782      543,593      70.00     37.88    100.00     0.00
January 2010                   1         206,054      0.07     5.375      766      206,054      70.00     35.01    100.00   100.00
February 2010                  2         307,000      0.10     6.461      720      153,500      59.70     33.36     69.06   100.00
November 2010                  1         598,255      0.19     5.750      646      598,255      75.25     36.90    100.00     0.00
August 2011                    2         329,144      0.11     6.617      746      164,572      79.02     37.96     51.62   100.00
October 2011                  12       3,468,360      1.12     6.239      763      289,030      69.65     34.33      5.04    94.96
November 2011                  7       4,428,238      1.43     6.238      732      632,605      69.94     32.24     46.23   100.00
December 2011                  8       5,307,685      1.72     5.778      742      663,461      70.39     36.72     59.57    84.95
January 2012                  23      13,593,167      4.40     5.896      749      591,007      72.49     32.82     71.09    72.39
February 2012                 39      13,422,721      4.34     6.170      735      344,172      78.61     39.26     76.21    76.42
March 2012                     9       4,754,740      1.54     5.924      737      528,304      80.14     40.50     57.12   100.00
April 2012                    86      47,171,414     15.25     5.610      736      548,505      79.34     40.90     40.86    94.43
May 2012                      37      21,680,138      7.01     5.937      737      585,950      79.21     41.53     20.07    95.34
October 2012                   1         524,640      0.17     5.875      682      524,640      66.36     43.92    100.00     0.00
June 2013                      1         465,000      0.15     6.625      641      465,000      60.00     44.78      0.00   100.00
December 2013                  1         495,200      0.16     6.500      704      495,200      79.23     29.77      0.00   100.00
January 2014                  22      15,023,617      4.86     6.025      744      682,892      69.79     37.14     73.47    96.66
February 2014                 16       7,643,518      2.47     6.050      751      477,720      67.56     34.32     82.05    89.75
April 2016                     1         225,848      0.07     6.375      762      225,848      60.44     36.03      0.00   100.00
February 2017                  6       1,362,055      0.44     6.777      729      227,009      73.92     40.47     38.80    92.03
March 2017                    40      11,592,130      3.75     6.373      750      289,803      65.35     29.22     17.25     0.00
April 2017                   169      38,435,915     12.43     6.184      743      227,431      65.79     30.89     27.42     9.46
May 2017                     236      52,070,112     16.84     6.446      724      220,636      73.81     35.50     23.20    61.97
                             ---     -----------    ------     -----      ---      -------      -----     -----    ------   ------
TOTAL:                       826     309,253,243    100.00     6.065      740      374,399      72.57     37.17     48.08    73.88
                             ===     ===========    ======     =====      ===      =======      =====     =====    ======   ======

    Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

                                                     FREE WRITING PROSPECTUS FOR
(MERRILL LYNCH LOGO)                                                MLMBS 2007-3

GROUP 1 MORTGAGE LOAN CHARACTERISTICS

Aggregate Outstanding Principal Balance   $66,661,347
Aggregate Original Principal Balance      $70,330,989
Number of Mortgage Loans                          109

                                  MINIMUM      MAXIMUM    AVERAGE (1)
                                ----------   ----------   -----------
Original Principal Balance        $61,964    $3,000,000     $645,238
Outstanding Principal Balance     $44,741    $3,000,000     $611,572

                                                            WEIGHTED
                                  MINIMUM      MAXIMUM    AVERAGE (2)
                                ----------   ----------   -----------
Original Term (mos)                  300          360          351
Stated remaining Term (mos)          290          355          336
Loan Age (mos)                         4           22           15
Current Interest Rate              5.375%       6.875%       6.022%
Initial Interest Rate Cap          2.000%       3.000%       2.972%
Periodic Rate Cap                  1.000%       2.000%       1.732%
Gross Margin                       0.000%       2.500%       1.792%
Maximum Mortgage Rate             10.750%      12.500%      11.989%
Minimum Mortgage Rate              0.000%       2.500%       1.792%
Months to Roll                         1           31            5
Original Loan-to-Value              8.93%      100.00%       69.83%
Combined Loan-to-Value              8.93%      100.00%       69.94%
Credit Score (3)                     608          817          752

                                  EARLIEST     LATEST
                                ----------   ----------
Maturity Date                   09/01/2031   02/01/2037

                                 PERCENT OF
                                MORTGAGE POOL
                                -------------
LIEN POSITION
1st Lien                           100.00%

OCCUPANCY
Primary                             66.54%
Second Home                         20.34%
Investment                          13.12%

LOAN TYPE
ARM                                100.00%

AMORTIZATION TYPE
Fully Amortizing                     0.82%
Interest Only                       99.18%

                                  PERCENT OF
                                MORTGAGE POOL
                                -------------
YEAR OF ORIGINATION
1996                                 0.00%
2001                                 0.00%
2002                                 0.00%
2003                                 0.00%
2004                                 0.00%
2005                                54.07%
2006                                40.97%
2007                                 4.96%

LOAN PURPOSE
Purchase                            36.50%
Refinance - Rate/Term               37.61%
Refinance - Cashout                 25.89%

PROPERTY TYPE

Single Family                       50.19%
Condominium                         19.54%
Planned Unit Development            27.57%
Two- to Four-Family                  2.70%
Townhouse                            0.00%

(1)  Sum of Principal Balance divided by total number of loans.

(2)  Weighted by Outstanding Principal Balance.

(3)  Minimum and Weighting only for loans with scores.

    Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

                                                     FREE WRITING PROSPECTUS FOR
(MERRILL LYNCH LOGO)                                                MLMBS 2007-3

MORTGAGE RATES

                                      AGGREGATE     PERCENT                        AVERAGE    WEIGHTED  WEIGHTED
                           NUMBER     PRINCIPAL       OF     WEIGHTED  WEIGHTED   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
                             OF        BALANCE     MORTGAGE   AVERAGE   AVERAGE    BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
                          MORTGAGE   OUTSTANDING     POOL     COUPON    CREDIT   OUTSTANDING     LTV     INCOME     DOC       IO
RANGE OF MORTGAGE RATES     LOANS        ($)          (%)       (%)      SCORE       ($)         (%)       (%)      (%)      (%)
-----------------------   --------  -------------  --------  --------  --------  -----------  --------  --------  -------  -------
5.001% to 5.500%               9       4,388,668      6.58     5.399      770       487,630     66.02     39.86    100.00    87.61
5.501% to 6.000%              68      38,107,603     57.17     5.846      764       560,406     65.89     39.52     75.65   100.00
6.001% to 6.500%              25      15,360,575     23.04     6.255      749       614,423     76.77     40.41     80.06   100.00
6.501% to 7.000%               7       8,804,500     13.21     6.688      699     1,257,786     76.71     40.54     88.70   100.00
                             ---      ----------    ------     -----      ---     ---------     -----     -----    ------   ------
TOTAL:                       109      66,661,347    100.00     6.022      752       611,572     69.83     39.89     80.00    99.18
                             ===      ==========    ======     =====      ===     =========     =====     =====    ======   ======

As of the Cut-off Date, Mortgage Rates borne by the Mortgage Loans ranged from 5.375% per annum to 6.875% per annum and the weighted average Mortgage Rate of the Mortgage Loans was approximately 6.022% per annum.

REMAINING MONTHS TO STATED MATURITY

                                      AGGREGATE     PERCENT                        AVERAGE    WEIGHTED  WEIGHTED
                           NUMBER     PRINCIPAL       OF     WEIGHTED  WEIGHTED   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
                             OF        BALANCE     MORTGAGE   AVERAGE   AVERAGE    BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
RANGE OF                  MORTGAGE   OUTSTANDING     POOL     COUPON    CREDIT   OUTSTANDING     LTV     INCOME     DOC       IO
REMAINING TERMS (MONTHS)    LOANS        ($)          (%)       (%)      SCORE       ($)         (%)       (%)      (%)      (%)
------------------------  --------  -------------  --------  --------  --------  -----------  --------  --------  -------  -------
289 to 300                     8       9,867,299     14.80     6.654      698     1,233,412     74.48     41.91    89.92    100.00
337 to 348                    89      51,374,980     77.07     5.942      761       577,247     69.23     39.75    76.16    100.00
349 to 360                    12       5,419,067      8.13     5.627      774       451,589     67.13     37.66    98.25     89.97
                             ---      ----------    ------     -----      ---     ---------     -----     -----    -----    ------
TOTAL:                       109      66,661,347    100.00     6.022      752       611,572     69.83     39.89    80.00     99.18
                             ===      ==========    ======     =====      ===     =========     =====     =====    =====    ======

As of the Cut-off Date, the remaining term to stated maturity of the Mortgage Loans ranged from 290 months to 355 months and the weighted average term to stated maturity of the Mortgage Loans was approximately 336 months.

ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES

                                      AGGREGATE     PERCENT                        AVERAGE    WEIGHTED  WEIGHTED
                           NUMBER     PRINCIPAL       OF     WEIGHTED  WEIGHTED   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
RANGE OF ORIGINAL            OF        BALANCE     MORTGAGE   AVERAGE   AVERAGE    BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
MORTGAGE LOAN PRINCIPAL   MORTGAGE   OUTSTANDING     POOL     COUPON    CREDIT   OUTSTANDING     LTV     INCOME     DOC       IO
BALANCES                    LOANS        ($)          (%)       (%)      SCORE       ($)         (%)       (%)      (%)      (%)
------------------------  --------  -------------  --------  --------  --------  -----------  --------  --------  -------  -------
$50,001 to $100,000            4         251,705      0.38     6.076      774        62,926     25.52     44.09     42.39   100.00
$100,001 to $150,000           4         414,958      0.62     5.839      739       103,739     62.27     30.90     76.45   100.00
$150,001 to $200,000          10       1,654,001      2.48     5.909      770       165,400     65.31     34.77     70.31   100.00
$200,001 to $250,000           8       1,728,111      2.59     5.924      755       216,014     70.43     33.19     52.01   100.00
$250,001 to $300,000           5       1,447,468      2.17     5.924      776       289,494     66.49     42.46     59.85   100.00
$300,001 to $350,000           4       1,311,197      1.97     5.785      724       327,799     64.60     29.39     73.31   100.00
$350,001 to $400,000           8       2,569,328      3.85     5.922      746       321,166     79.64     34.81     70.65   100.00
$400,001 to $450,000           7       2,777,851      4.17     5.752      744       396,836     60.02     30.67     72.54   100.00
$450,001 to $500,000           6       2,838,894      4.26     5.979      742       473,149     71.59     42.80     51.08   100.00
$500,001 to $550,000           7       3,194,796      4.79     5.792      756       456,399     75.43     30.56     93.74    82.99
$550,001 to $600,000           7       3,849,664      5.77     5.898      780       549,952     66.47     31.45     74.95   100.00
$600,001 to $650,000           3       1,856,922      2.79     5.832      742       618,974     55.61     52.00     34.34   100.00
$650,001 to $700,000           5       3,371,395      5.06     5.927      711       674,279     64.55     39.64     79.82   100.00
$700,001 to $750,000           2       1,485,000      2.23     6.061      796       742,500     62.71     39.58     49.49   100.00
$750,001 to $800,000           3       1,575,634      2.36     5.802      797       525,211     89.84     48.24     76.37   100.00
$800,001 to $850,000           2       1,595,000      2.39     5.668      777       797,500     68.96     47.47     53.10   100.00
$850,001 to $900,000           2       1,741,771      2.61     5.996      738       870,886     56.24     11.00     48.57   100.00
$900,001 to $950,000           1         930,000      1.40     6.625      664       930,000    100.00     39.00    100.00   100.00
$950,001 to $1,000,000         4       3,974,440      5.96     6.283      727       993,610     67.55     18.78     74.98   100.00
$1,000,001 to $1,500,000       8       9,825,912     14.74     6.103      746     1,228,239     65.99     44.22     88.70   100.00
$1,500,001 to $2,000,000       6      10,944,000     16.42     6.147      751     1,824,000     67.59     48.04    100.00   100.00
$2,000,001 to $2,500,000       2       4,323,301      6.49     6.097      797     2,161,651     82.21     41.89    100.00   100.00
$2,500,001 to $3,000,000       1       3,000,000      4.50     6.250      753     3,000,000     90.77     50.00    100.00   100.00
                             ---      ----------    ------     -----      ---     ---------    ------     -----    ------   ------
TOTAL:                       109      66,661,347    100.00     6.022      752       611,572     69.83     39.89     80.00    99.18
                             ===      ==========    ======     =====      ===     =========    ======     =====    ======   ======

As of the Cut-off Date, the outstanding principal balances of the Mortgage Loans ranged from approximately $44,741 to approximately $3,000,000 and the average outstanding principal balance of the Mortgage Loans was approximately $611,572.

    Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

                                                     FREE WRITING PROSPECTUS FOR
(MERRILL LYNCH LOGO)                                                MLMBS 2007-3

PRODUCT TYPES

                                      AGGREGATE     PERCENT                        AVERAGE    WEIGHTED  WEIGHTED
                           NUMBER     PRINCIPAL       OF     WEIGHTED  WEIGHTED   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
                             OF        BALANCE     MORTGAGE   AVERAGE   AVERAGE    BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
                          MORTGAGE   OUTSTANDING     POOL     COUPON    CREDIT   OUTSTANDING     LTV     INCOME     DOC       IO
PRODUCT TYPES               LOANS        ($)          (%)       (%)      SCORE       ($)         (%)       (%)      (%)      (%)
-------------             --------  -------------  --------  --------  --------  -----------  --------  --------  -------  -------
One Month LIBOR Loans         16      14,229,719     21.35     6.330      722      889,357      72.23     40.64     93.01   100.00
2/28 LIBOR Loans
   (1 Month LIBOR)            88      50,988,842     76.49     5.944      761      579,419      69.21     39.77     76.74   100.00
2/28 LIBOR Loans
   (1 Year LIBOR)              1         543,593      0.82     5.500      782      543,593      70.00     37.88    100.00     0.00
3/27 LIBOR Loans
   (6 Month LIBOR)             1         386,138      0.58     5.750      672      386,138      70.91     38.00      0.00   100.00
3/27 LIBOR Loans
   (1 Year LIBOR)              3         513,054      0.77     6.025      738      171,018      63.84     34.03     81.48   100.00
                             ---      ----------    ------     -----      ---      -------      -----     -----    ------   ------
TOTAL:                       109      66,661,347    100.00     6.022      752      611,572      69.83     39.89     80.00    99.18
                             ===      ==========    ======     =====      ===      =======      =====     =====    ======   ======

AMORTIZATION TYPE

                                      AGGREGATE     PERCENT                        AVERAGE    WEIGHTED  WEIGHTED
                           NUMBER     PRINCIPAL       OF     WEIGHTED  WEIGHTED   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
                             OF        BALANCE     MORTGAGE   AVERAGE   AVERAGE    BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
                          MORTGAGE   OUTSTANDING     POOL     COUPON    CREDIT   OUTSTANDING     LTV     INCOME     DOC       IO
AMORTIZATION TYPE           LOANS        ($)          (%)       (%)      SCORE       ($)         (%)       (%)      (%)      (%)
-----------------         --------  -------------  --------  --------  --------  -----------  --------  --------  -------  -------
Fully Amortizing               1         543,593      0.82     5.500      782      543,593      70.00     37.88    100.00     0.00
120 Month Interest-Only      108      66,117,754     99.18     6.026      752      612,201      69.83     39.91     79.83   100.00
                             ---      ----------    ------     -----      ---      -------      -----     -----    ------   ------
TOTAL:                       109      66,661,347    100.00     6.022      752      611,572      69.83     39.89     80.00    99.18
                             ===      ==========    ======     =====      ===      =======      =====     =====    ======   ======

ADJUSTMENT TYPE

                                      AGGREGATE     PERCENT                        AVERAGE    WEIGHTED  WEIGHTED
                           NUMBER     PRINCIPAL       OF     WEIGHTED  WEIGHTED   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
                             OF        BALANCE     MORTGAGE   AVERAGE   AVERAGE    BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
                          MORTGAGE   OUTSTANDING     POOL     COUPON    CREDIT   OUTSTANDING     LTV     INCOME     DOC       IO
ADJUSTMENT TYPE             LOANS        ($)          (%)       (%)      SCORE       ($)         (%)       (%)      (%)      (%)
---------------           --------  -------------  --------  --------  --------  -----------  --------  --------  -------  -------
ARM                          109      66,661,347    100.00     6.022      752      611,572      69.83     39.89    80.00    99.18
                             ---      ----------    ------     -----      ---      -------      -----     -----    -----    -----
TOTAL:                       109      66,661,347    100.00     6.022      752      611,572      69.83     39.89    80.00    99.18
                             ===      ==========    ======     =====      ===      =======      =====     =====    =====    =====

    Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

                                                     FREE WRITING PROSPECTUS FOR
(MERRILL LYNCH LOGO)                                                MLMBS 2007-3

STATE DISTRIBUTIONS OF MORTGAGED PROPERTIES

                                      AGGREGATE                                    AVERAGE              WEIGHTED
                           NUMBER     PRINCIPAL     PERCENT  WEIGHTED  WEIGHTED   PRINCIPAL   WEIGHTED   AVERAGE
                             OF        BALANCE        OF      AVERAGE   AVERAGE    BALANCE     AVERAGE  DEBT-TO-  PERCENT
GEOGRAPHIC                MORTGAGE   OUTSTANDING   MORTGAGE   COUPON    CREDIT   OUTSTANDING  ORIGINAL   INCOME     FULL   PERCENT
DISTRIBUTION                LOANS        ($)       POOL (%)     (%)      SCORE       ($)       LTV (%)     (%)    DOC (%)   IO (%)
------------              --------  -------------  --------  --------  --------  -----------  --------  --------  -------  -------
Arizona                        5       1,897,001      2.85     5.799      759       379,400     64.61     37.79     67.94   100.00
Arkansas                       1         163,175      0.24     5.625      777       163,175     21.93        --      0.00   100.00
California                    17      12,489,127     18.74     5.809      767       734,655     58.88     32.34     85.42   100.00
Colorado                       5       7,661,250     11.49     6.288      756     1,532,250     83.19     44.75     96.87   100.00
Connecticut                    1       2,000,000      3.00     6.625      700     2,000,000    100.00     45.00    100.00   100.00
Florida                       15       6,246,579      9.37     5.944      773       416,439     80.91     37.48     85.44   100.00
Hawaii                         1         567,468      0.85     6.000      803       567,468     38.17      0.00      0.00   100.00
Idaho                          1       1,559,000      2.34     5.875      763     1,559,000     58.50     62.00    100.00   100.00
Illinois                      21      15,717,815     23.58     5.942      733       748,467     64.38     43.31     64.32    96.54
Indiana                        4       1,031,728      1.55     5.875      760       257,932     77.88     32.55    100.00   100.00
Kentucky                       1       1,250,000      1.88     5.875      767     1,250,000     65.79     30.00    100.00   100.00
Maryland                       1         300,000      0.45     6.125      782       300,000     80.00      0.00      0.00   100.00
Massachusetts                  6       3,641,329      5.46     6.302      706       606,888     64.52     42.90     56.97   100.00
Michigan                       3         764,623      1.15     6.015      795       254,874     79.70     31.26     74.52   100.00
Minnesota                      1       1,399,500      2.10     6.000      780     1,399,500     63.90     44.00    100.00   100.00
Missouri                       1         368,000      0.55     6.375      786       368,000     80.00      0.00      0.00   100.00
Nevada                         2       1,501,000      2.25     5.833      792       750,500     69.66     45.00     66.69   100.00
New Jersey                     7       1,826,209      2.74     5.943      774       260,887     72.64     24.91     81.11   100.00
New York                       3       2,527,710      3.79     6.553      758       842,570     68.57     42.57    100.00   100.00
North Carolina                 1         361,250      0.54     5.625      743       361,250     85.00     40.00    100.00   100.00
Ohio                           2         524,500      0.79     5.824      794       262,250     96.46     37.50    100.00   100.00
Pennsylvania                   2         479,516      0.72     5.911      765       239,758     98.30     32.01    100.00   100.00
Rhode Island                   1         679,817      1.02     6.375      656       679,817     80.00     54.00    100.00   100.00
South Carolina                 1         156,284      0.23     6.275      780       156,284     80.00     41.00    100.00   100.00
Tennessee                      1          92,833      0.14     5.875      815        92,833     80.00     49.00    100.00   100.00
Texas                          1         145,000      0.22     5.625      797       145,000     62.95         -      0.00   100.00
Virginia                       2         908,359      1.36     6.219      726       454,180     79.72     41.28    100.00   100.00
Washington                     2         402,274      0.60     6.208      730       201,137     74.22     43.00    100.00   100.00
                             ---      ----------    ------     -----      ---     ---------    ------     -----    ------   ------
TOTAL:                       109      66,661,347    100.00     6.022      752       611,572     69.83     39.89     80.00    99.18
                             ===      ==========    ======     =====      ===     =========    ======     =====    ======   ======

No more than approximately 5.14% of the Mortgage Loans will be secured by mortgaged properties located in any one zip code.

ORIGINAL LOAN-TO-VALUE RATIOS

                                      AGGREGATE                                    AVERAGE              WEIGHTED
                           NUMBER     PRINCIPAL     PERCENT  WEIGHTED  WEIGHTED   PRINCIPAL   WEIGHTED   AVERAGE
                             OF        BALANCE        OF      AVERAGE   AVERAGE    BALANCE     AVERAGE  DEBT-TO-  PERCENT
RANGE OF ORIGINAL         MORTGAGE   OUTSTANDING   MORTGAGE   COUPON    CREDIT   OUTSTANDING  ORIGINAL   INCOME     FULL   PERCENT
LOAN-TO-VALUE RATIOS        LOANS        ($)       POOL (%)     (%)      SCORE       ($)       LTV (%)     (%)    DOC (%)   IO (%)
--------------------      --------  -------------  --------  --------  --------  -----------  --------  --------  -------  -------
50.00% or less                25      10,947,484     16.42     5.887      765       437,899     37.89     27.58     37.19   100.00
50.01% to 55.00%               3       2,403,971      3.61     6.243      702       801,324     51.33     39.80    100.00   100.00
55.01% to 60.00%               8       7,184,132     10.78     6.108      741       898,017     58.09     43.61     86.23   100.00
60.01% to 65.00%              10       6,647,321      9.97     5.851      749       664,732     64.28     36.23     94.89   100.00
65.01% to 70.00%              13      10,480,037     15.72     6.002      775       806,157     68.85     45.35     84.46    94.81
70.01% to 75.00%               5       3,227,163      4.84     5.822      705       645,433     74.45     38.41     88.03   100.00
75.01% to 80.00%              23       9,298,049     13.95     6.056      735       404,263     79.46     37.94     72.93   100.00
80.01% to 85.00%               3       1,906,412      2.86     5.908      781       635,471     82.71     42.86    100.00   100.00
85.01% to 90.00%               3       1,060,810      1.59     5.891      789       353,603     89.31      9.40     61.70   100.00
90.01% to 95.00%               2       3,359,000      5.04     6.210      756     1,679,500     90.93     45.19    100.00   100.00
95.01% to 100.00%             14      10,146,966     15.22     6.194      759       724,783     99.93     41.64     98.11   100.00
                             ---      ----------    ------     -----      ---     ---------     -----     -----    ------   ------
TOTAL:                       109      66,661,347    100.00     6.022      752       611,572     69.83     39.89     80.00    99.18
                             ===      ==========    ======     =====      ===     =========     =====     =====    ======   ======

As of the Cut-off Date, the Original Loan-to-Value Ratios of the Mortgage Loans ranged from 8.93% to 100.00%.

    Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

                                                     FREE WRITING PROSPECTUS FOR
(MERRILL LYNCH LOGO)                                                MLMBS 2007-3

COMBINED LOAN-TO-VALUE RATIOS

                                      AGGREGATE                                    AVERAGE              WEIGHTED
                           NUMBER     PRINCIPAL     PERCENT  WEIGHTED  WEIGHTED   PRINCIPAL   WEIGHTED   AVERAGE
                             OF        BALANCE        OF      AVERAGE   AVERAGE    BALANCE     AVERAGE  DEBT-TO-  PERCENT
RANGE OF COMBINED         MORTGAGE   OUTSTANDING   MORTGAGE   COUPON    CREDIT   OUTSTANDING  ORIGINAL   INCOME     FULL   PERCENT
LOAN-TO-VALUE RATIOS        LOANS        ($)       POOL (%)     (%)      SCORE       ($)       LTV (%)     (%)    DOC (%)   IO (%)
--------------------      --------  -------------  --------  --------  --------  -----------  --------  --------  -------  -------
50.00% or less                25      10,947,484     16.42     5.887      765       437,899     37.89     27.58     37.19   100.00
50.01% to 55.00%               3       2,403,971      3.61     6.243      702       801,324     51.33     39.80    100.00   100.00
55.01% to 60.00%               8       7,184,132     10.78     6.108      741       898,017     58.09     43.61     86.23   100.00
60.01% to 65.00%              10       6,647,321      9.97     5.851      749       664,732     64.28     36.23     94.89   100.00
65.01% to 70.00%              11       9,730,390     14.60     6.043      774       884,581     68.76     46.00     83.26   100.00
70.01% to 75.00%               6       3,770,755      5.66     5.775      716       628,459     73.81     38.33     89.76    85.58
75.01% to 80.00%              23       9,298,049     13.95     6.056      735       404,263     79.46     37.94     72.93   100.00
80.01% to 85.00%               3       1,906,412      2.86     5.908      781       635,471     82.71     42.86    100.00   100.00
85.01% to 90.00%               4       1,266,864      1.90     5.807      785       316,716     86.17     15.53     67.93   100.00
90.01% to 95.00%               2       3,359,000      5.04     6.210      756     1,679,500     90.93     45.19    100.00   100.00
95.01% to 100.00%             14      10,146,966     15.22     6.194      759       724,783     99.93     41.64     98.11   100.00
                             ---      ----------    ------     -----      ---     ---------     -----     -----    ------   ------
TOTAL:                       109      66,661,347    100.00     6.022      752       611,572     69.83     39.89     80.00    99.18
                             ===      ==========    ======     =====      ===     =========     =====     =====    ======   ======

As of the Cut-off Date, the Combined Loan-to-Value Ratios of the Mortgage Loans ranged from 8.93% to 100.00% and the weighted average Combined Loan-to-Value Ratio for Mortgage Loans was approximately 69.94%. This table was calculated using the Combined Loan-to-Value Ratio for Mortgage Loans that are in a first lien position with subordinate financing. Approximately 1.12% of the Mortgage Loans are in a first lien position with subordinate financing and the weighted average Combined Loan-to-Value Ratio for such Mortgage Loans was approximately 79.12%.

DEBT-TO-INCOME RATIOS

                                      AGGREGATE                                    AVERAGE              WEIGHTED
                           NUMBER     PRINCIPAL     PERCENT  WEIGHTED  WEIGHTED   PRINCIPAL   WEIGHTED   AVERAGE
                             OF        BALANCE        OF      AVERAGE   AVERAGE    BALANCE     AVERAGE  DEBT-TO-  PERCENT
RANGE OF DEBT-TO-         MORTGAGE   OUTSTANDING   MORTGAGE   COUPON    CREDIT   OUTSTANDING  ORIGINAL   INCOME     FULL   PERCENT
INCOME RATIOS               LOANS        ($)       POOL (%)     (%)      SCORE       ($)       LTV (%)     (%)    DOC (%)   IO (%)
-----------------         --------  -------------  --------  --------  --------  -----------  --------  --------  -------  -------
Not Available                 21       9,062,325     13.59     6.012      771       431,539     48.90        NA      0.00   100.00
0.01% to 20.00%               10       5,370,749      8.06     6.089      715       537,075     65.17      7.94     94.55   100.00
20.01% to 25.00%               8       4,526,834      6.79     5.762      773       565,854     55.99     22.79    100.00   100.00
25.01% to 30.00%               7       3,464,699      5.20     5.987      772       494,957     74.24     29.59    100.00   100.00
30.01% to 35.00%               9       3,683,717      5.53     5.978      728       409,302     75.59     32.82     94.80   100.00
35.01% to 40.00%              13       5,017,367      7.53     5.934      741       385,951     79.38     37.91     76.85    89.17
40.01% to 45.00%              14      12,309,898     18.47     6.115      774       879,278     82.94     43.42    100.00   100.00
45.01% to 50.00%              14      12,202,503     18.31     6.210      744       871,607     72.42     48.54     82.42   100.00
50.01% to 55.00%              11       7,924,254     11.89     5.852      730       720,387     72.06     52.70     93.91   100.00
60.01% or greater              2       3,099,000      4.65     5.875      763     1,549,500     64.21     62.50    100.00   100.00
                             ---      ----------    ------     -----      ---     ---------     -----     -----    ------   ------
TOTAL:                       109      66,661,347    100.00     6.022      752       611,572     69.83     39.89     80.00    99.18
                             ===      ==========    ======     =====      ===     =========     =====     =====    ======   ======

As of the Cut-off Date, the Debt-to-Income Ratios of the Mortgage Loans ranged from 1.00% to 63.00% and the weighted average Debt-to-Income Ratio for Mortgage Loans with Debt-to-Income Ratios was approximately 39.89%.

LOAN PURPOSE

                                      AGGREGATE                                    AVERAGE              WEIGHTED
                           NUMBER     PRINCIPAL     PERCENT  WEIGHTED  WEIGHTED   PRINCIPAL   WEIGHTED   AVERAGE
                             OF        BALANCE        OF      AVERAGE   AVERAGE    BALANCE     AVERAGE  DEBT-TO-  PERCENT
                          MORTGAGE   OUTSTANDING   MORTGAGE   COUPON    CREDIT   OUTSTANDING  ORIGINAL   INCOME     FULL   PERCENT
LOAN PURPOSE                LOANS        ($)       POOL (%)     (%)      SCORE       ($)       LTV (%)     (%)    DOC (%)   IO (%)
------------              --------  -------------  --------  --------  --------  -----------  --------  --------  -------  -------
Refinance - Rate Term         35      25,071,129     37.61     5.939      749      716,318      58.64     41.93    70.69    100.00
Purchase                      43      24,332,700     36.50     6.136      759      565,877      85.86     38.57    88.04    100.00
Refinance - Cashout           31      17,257,518     25.89     5.982      747      556,694      63.49     39.10    82.17     96.85
                             ---      ----------    ------     -----      ---      -------      -----     -----    -----    ------
TOTAL:                       109      66,661,347    100.00     6.022      752      611,572      69.83     39.89    80.00     99.18
                             ===      ==========    ======     =====      ===      =======      =====     =====    =====    ======

    Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

                                                     FREE WRITING PROSPECTUS FOR
(MERRILL LYNCH LOGO)                                                MLMBS 2007-3

PROPERTY TYPE

                                      AGGREGATE                                    AVERAGE              WEIGHTED
                           NUMBER     PRINCIPAL     PERCENT  WEIGHTED  WEIGHTED   PRINCIPAL   WEIGHTED   AVERAGE
                             OF        BALANCE        OF      AVERAGE   AVERAGE    BALANCE     AVERAGE  DEBT-TO-  PERCENT
                          MORTGAGE   OUTSTANDING   MORTGAGE   COUPON    CREDIT   OUTSTANDING  ORIGINAL   INCOME     FULL   PERCENT
PROPERTY TYPE               LOANS        ($)       POOL (%)     (%)      SCORE       ($)       LTV (%)     (%)    DOC (%)   IO (%)
------------              --------  -------------  --------  --------  --------  -----------  --------  --------  -------  -------
Single Family                 56      33,455,191     50.19     5.982     747       597,414      66.47     39.59     77.85   100.00
Planned Unit Development      28      18,376,067     27.57     5.968     759       656,288      68.53     38.97     83.35   100.00
Condominium                   21      13,028,826     19.54     6.215     755       620,420      81.09     42.12     78.00   100.00
Two- to Four-Family            4       1,801,262      2.70     5.912     760       450,316      64.18     40.27    100.00    69.82
                             ---      ----------    ------     -----     ---       -------      -----     -----    ------   ------
TOTAL:                       109      66,661,347    100.00     6.022     752       611,572      69.83     39.89     80.00    99.18
                             ===      ==========    ======     =====     ===       =======      =====     =====    ======   ======

DOCUMENTATION

                                      AGGREGATE                                    AVERAGE              WEIGHTED
                           NUMBER     PRINCIPAL     PERCENT  WEIGHTED  WEIGHTED   PRINCIPAL   WEIGHTED   AVERAGE
                             OF        BALANCE        OF      AVERAGE   AVERAGE    BALANCE     AVERAGE  DEBT-TO-  PERCENT
                          MORTGAGE   OUTSTANDING   MORTGAGE   COUPON    CREDIT   OUTSTANDING  ORIGINAL   INCOME     FULL   PERCENT
                            LOANS        ($)       POOL (%)     (%)      SCORE       ($)       LTV (%)     (%)    DOC (%)   IO (%)
                          --------  -------------  --------  --------  --------  -----------  --------  --------  -------  -------
MLCC UNDERWRITING
   GUIDELINES
Full Documentation            74      52,364,426     78.55     6.037      749      707,627      73.97     39.71    100.00   100.00
No Documentation              21       9,062,325     13.59     6.012      771      431,539      48.90        NA      0.00   100.00
Stated Income                  5       2,770,081      4.16     5.952      773      554,016      61.30     42.71      0.00   100.00
Alternative                    3         539,130      0.81     5.867      739      179,710      62.46     37.58      0.00   100.00
Streamlined                    1         482,600      0.72     6.000      706      482,600      77.22     55.00      0.00   100.00
Stated Income/Verified
   Assets                      1         386,138      0.58     5.750      672      386,138      70.91     38.00      0.00   100.00
                             ---      ----------    ------     -----      ---      -------      -----     -----    ------   ------
   SUB-TOTAL:                105      65,604,699     98.41     6.026      752      624,807      69.88     39.96     79.82   100.00
                             ---      ----------    ------     -----      ---      -------      -----     -----    ------   ------

AMTRUST BANK (F/K/A
   OHIO SAVINGS BANK)
   UNDERWRITING GUIDELINES
Full Documentation             2         749,647      1.12     5.466      778      374,824      70.00     37.09    100.00    27.49
                             ---      ----------    ------     -----      ---      -------      -----     -----    ------   ------
   SUB-TOTAL:                  2         749,647      1.12     5.466      778      374,824      70.00     37.09    100.00    27.49
                             ---      ----------    ------     -----      ---      -------      -----     -----    ------   ------

OTHER UNDERWRITING
   GUIDELINES
Full Documentation             1         212,000      0.32     6.500      698      212,000      80.00     30.64    100.00   100.00
Stated Income                  1          95,000      0.14     6.375      768       95,000      14.39     39.44        NA   100.00
                             ---      ----------    ------     -----      ---      -------      -----     -----    ------   ------
   SUB-TOTAL:                  2         307,000      0.46     6.461      720      153,500      59.70     33.36     69.06   100.00
                             ---      ----------    ------     -----      ---      -------      -----     -----    ------   ------
TOTAL:                       109      66,661,347    100.00     6.022      752      611,572      69.83     39.89     80.00    99.18
                             ===      ==========    ======     =====      ===      =======      =====     =====    ======   ======

OCCUPANCY

                                      AGGREGATE                                    AVERAGE              WEIGHTED
                           NUMBER     PRINCIPAL     PERCENT  WEIGHTED  WEIGHTED   PRINCIPAL   WEIGHTED   AVERAGE
                             OF        BALANCE        OF      AVERAGE   AVERAGE    BALANCE     AVERAGE  DEBT-TO-  PERCENT
                          MORTGAGE   OUTSTANDING   MORTGAGE   COUPON    CREDIT   OUTSTANDING  ORIGINAL   INCOME     FULL   PERCENT
OCCUPANCY                   LOANS        ($)       POOL (%)     (%)      SCORE       ($)       LTV (%)     (%)    DOC (%)   IO (%)
---------                 --------  -------------  --------  --------  --------  -----------  --------  --------  -------  -------
Primary                       70      44,355,935     66.54     5.960      759      633,656      67.63     39.89    76.29    100.00
Second Home                   19      13,559,157     20.34     6.152      752      713,640      74.68     46.14    85.32    100.00
Investment                    20       8,746,254     13.12     6.135      720      437,313      73.50     31.60    90.54     93.78
                             ---      ----------    ------     -----      ---      -------      -----     -----    ------   ------
TOTAL:                       109      66,661,347    100.00     6.022      752      611,572      69.83     39.89    80.00     99.18
                             ===      ==========    ======     =====      ===      =======      =====     =====    ======   ======

The information set forth above with respect to occupancy is based upon representations of the related mortgagors at the time of origination.

MORTGAGE LOANS AGE SUMMARY

                                      AGGREGATE                                    AVERAGE              WEIGHTED
                           NUMBER     PRINCIPAL     PERCENT  WEIGHTED  WEIGHTED   PRINCIPAL   WEIGHTED   AVERAGE
                             OF        BALANCE        OF      AVERAGE   AVERAGE    BALANCE     AVERAGE  DEBT-TO-  PERCENT
MORTGAGE LOANS AGE        MORTGAGE   OUTSTANDING   MORTGAGE   COUPON    CREDIT   OUTSTANDING  ORIGINAL   INCOME     FULL   PERCENT
(MONTHS)                    LOANS        ($)       POOL (%)     (%)      SCORE       ($)       LTV (%)     (%)    DOC (%)   IO (%)
------------------        --------  -------------  --------  --------  --------  -----------  --------  --------  -------  -------
4                              2       3,000,000      4.50     6.708      669     1,500,000     85.93     31.33    100.00   100.00
5                              2         307,000      0.46     6.461      720       153,500     59.70     33.36     69.06   100.00
6                              3       1,611,172      2.42     5.774      774       537,057     71.97     40.70    100.00   100.00
7                              4       2,752,993      4.13     6.390      722       688,248     83.02     38.49     63.88    80.25
8                              7       5,250,202      7.88     6.046      722       750,029     60.41     42.48    100.00   100.00
9                              1         405,000      0.61     5.375      755       405,000     64.29     43.00    100.00   100.00
10                             1       1,960,000      2.94     6.750      775     1,960,000     68.77     50.00    100.00   100.00
13                             1         423,000      0.63     6.250      723       423,000     62.67     47.00    100.00   100.00
14                             1         368,000      0.55     6.375      786       368,000     80.00      0.00      0.00   100.00
15                             2       1,189,817      1.78     6.429      686       594,909     88.57     43.28    100.00   100.00
16                             6       2,434,338      3.65     6.112      732       405,723     69.11     29.20     86.49   100.00
17                            15       9,867,183     14.80     6.108      749       657,812     71.74     41.46     64.36   100.00
18                            44      26,429,052     39.65     5.910      771       600,660     65.85     38.18     75.42   100.00
19                            14       9,036,518     13.56     5.766      763       645,466     74.92     44.37     95.06   100.00
20                             5       1,240,934      1.86     5.625      771       248,187     59.82     33.96     43.22   100.00
22                             1         386,138      0.58     5.750      672       386,138     70.91     38.00      0.00   100.00
                             ---      ----------    ------     -----      ---     ---------     -----     -----    ------   ------
TOTAL:                       109      66,661,347    100.00     6.022      752       611,572     69.83     39.89     80.00    99.18
                             ===      ==========    ======     =====      ===     =========     =====     =====    ======   ======

As of the Cut-off Date, the weighted average age of the Mortgage Loans was approximately 15 months.

    Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

                                                     FREE WRITING PROSPECTUS FOR
(MERRILL LYNCH LOGO)                                                MLMBS 2007-3

ORIGINAL PREPAYMENT PENALTY TERM

                                      AGGREGATE                                    AVERAGE              WEIGHTED
                           NUMBER     PRINCIPAL     PERCENT  WEIGHTED  WEIGHTED   PRINCIPAL   WEIGHTED   AVERAGE
                             OF        BALANCE        OF      AVERAGE   AVERAGE    BALANCE     AVERAGE  DEBT-TO-  PERCENT
ORIGINAL PREPAYMENT       MORTGAGE   OUTSTANDING   MORTGAGE   COUPON    CREDIT   OUTSTANDING  ORIGINAL   INCOME     FULL   PERCENT
PENALTY TERM                LOANS        ($)       POOL (%)     (%)      SCORE       ($)       LTV (%)     (%)    DOC (%)   IO (%)
-------------------       --------  -------------  --------  --------  --------  -----------  --------  --------  -------  -------
None                         108      66,455,292     99.69     6.024      752       615,327     69.83     39.90     79.93    99.18
12 Months                      1         206,054      0.31     5.375      766       206,054     70.00     35.01    100.00   100.00
                             ---      ----------    ------     -----      ---       -------     -----     -----    ------   ------
TOTAL:                       109      66,661,347    100.00     6.022      752       611,572     69.83     39.89     80.00    99.18
                             ===      ==========    ======     =====      ===       =======     =====     =====    ======   ======

The weighted average prepayment penalty term at origination with respect to the Mortgage Loans having prepayment penalties is approximately 12 months.

CREDIT SCORES

                                      AGGREGATE                                    AVERAGE              WEIGHTED
                           NUMBER     PRINCIPAL     PERCENT  WEIGHTED  WEIGHTED   PRINCIPAL   WEIGHTED   AVERAGE
                             OF        BALANCE        OF      AVERAGE   AVERAGE    BALANCE     AVERAGE  DEBT-TO-  PERCENT
RANGE OF                  MORTGAGE   OUTSTANDING   MORTGAGE   COUPON    CREDIT   OUTSTANDING  ORIGINAL   INCOME     FULL   PERCENT
CREDIT SCORES               LOANS        ($)       POOL (%)     (%)      SCORE       ($)       LTV (%)     (%)    DOC (%)   IO (%)
-------------             --------  -------------  --------  --------  --------  -----------  --------  --------  -------  -------
601 to 625                     1       1,000,000      1.50     6.875      608     1,000,000     57.80      4.00    100.00   100.00
626 to 650                     1         369,951      0.55     5.875      646       369,951     79.56     11.00    100.00   100.00
651 to 675                    10       6,802,511     10.20     6.273      666       680,251     68.54     41.07     94.32   100.00
676 to 700                     6       4,531,442      6.80     6.393      696       755,240     80.87     37.48     97.84   100.00
701 to 725                    11       6,489,995      9.74     5.999      714       590,000     66.77     47.53     54.39   100.00
726 to 750                    10       3,608,397      5.41     5.881      739       360,840     71.08     38.43     86.14   100.00
751 to 775                    21      16,367,517     24.55     6.002      764       779,406     70.06     46.39     82.66   100.00
776 to 800                    33      17,151,675     25.73     5.899      787       519,748     65.51     35.21     71.93    96.83
801 to 825                    16      10,339,859     15.51     5.916      806       646,241     74.96     38.46     83.18   100.00
                             ---      ----------    ------     -----      ---     ---------     -----     -----    ------   ------
TOTAL:                       109      66,661,347    100.00     6.022      752       611,572     69.83     39.89     80.00    99.18
                             ===      ==========    ======     =====      ===     =========     =====     =====    ======   ======

The Credit Scores of the Mortgage Loans that were scored as of the Cut-off Date ranged from 608 to 817 and the weighted average Credit Score of the Mortgage Loans that were scored as of the Cut-off Date was approximately 752.

    Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

                                                     FREE WRITING PROSPECTUS FOR
(MERRILL LYNCH LOGO)                                                MLMBS 2007-3

GROSS MARGINS

                                      AGGREGATE                                    AVERAGE              WEIGHTED
                           NUMBER     PRINCIPAL     PERCENT  WEIGHTED  WEIGHTED   PRINCIPAL   WEIGHTED   AVERAGE
                             OF        BALANCE        OF      AVERAGE   AVERAGE    BALANCE     AVERAGE  DEBT-TO-  PERCENT
RANGE OF                  MORTGAGE   OUTSTANDING   MORTGAGE   COUPON    CREDIT   OUTSTANDING  ORIGINAL   INCOME     FULL   PERCENT
GROSS MARGINS               LOANS        ($)       POOL (%)     (%)      SCORE       ($)       LTV (%)     (%)    DOC (%)   IO (%)
-------------             --------  -------------  --------  --------  --------  -----------  --------  --------  -------  -------
0.000%                         6       3,342,520      5.01     5.375      773       557,087     66.29     39.40    100.00   100.00
0.875%                         1         735,000      1.10     6.250      791       735,000     70.00     32.00    100.00   100.00
1.000%                         1       1,062,799      1.59     6.375      691     1,062,799     56.00     52.00    100.00   100.00
1.125%                         1         284,900      0.43     6.500      785       284,900     70.00     38.00    100.00   100.00
1.250%                         4       5,364,500      8.05     6.625      690     1,341,125     82.88     44.05     81.46   100.00
1.375%                         2       2,440,000      3.66     6.750      755     1,220,000     70.87     49.21    100.00   100.00
1.500%                         5       2,330,900      3.50     6.316      692       466,180     53.49     16.78     61.05   100.00
1.750%                         5       2,116,583      3.18     5.718      771       423,317     78.88     36.15    100.00   100.00
1.875%                         6       2,724,375      4.09     6.089      788       454,063     90.24     38.90     72.83   100.00
2.000%                        64      29,926,970     44.89     5.939      756       467,609     67.22     36.91     66.86   100.00
2.125%                         9      12,876,152     19.32     5.897      756     1,430,684     64.09     45.18     94.72   100.00
2.250%                         3       3,149,647      4.72     6.082      798     1,049,882     92.86     40.07    100.00    82.74
2.500%                         2         307,000      0.46     6.461      720       153,500     59.70     33.36     69.06   100.00
                             ---      ----------    ------     -----      ---     ---------     -----     -----    ------   ------
TOTAL:                       109      66,661,347    100.00     6.022      752       611,572     69.83     39.89     80.00    99.18
                             ===      ==========    ======     =====      ===     =========     =====     =====    ======   ======

As of the Cut-off Date, the Gross Margin for the Adjustable Rate Mortgage Loans ranged from 0.000% per annum to 2.500% per annum and the weighted average Gross Margin of the Adjustable Rate Mortgage Loans was approximately 1.792% per annum.

MAXIMUM MORTGAGE RATES

                                      AGGREGATE                                    AVERAGE              WEIGHTED
                           NUMBER     PRINCIPAL     PERCENT  WEIGHTED  WEIGHTED   PRINCIPAL   WEIGHTED   AVERAGE
                             OF        BALANCE        OF      AVERAGE   AVERAGE    BALANCE     AVERAGE  DEBT-TO-  PERCENT
RANGE OF MAXIMUM          MORTGAGE   OUTSTANDING   MORTGAGE   COUPON    CREDIT   OUTSTANDING  ORIGINAL   INCOME     FULL   PERCENT
MORTGAGE RATES              LOANS        ($)       POOL (%)     (%)      SCORE       ($)       LTV (%)     (%)    DOC (%)   IO (%)
----------------          --------  -------------  --------  --------  --------  -----------  --------  --------  -------  -------
10.501% to 11.000%             1         386,138      0.58     5.750      672      386,138      70.91     38.00      0.00   100.00
11.001% to 11.500%             2         749,647      1.12     5.466      778      374,824      70.00     37.09    100.00    27.49
11.501% to 12.000%           104      65,218,561     97.84     6.028      753      627,102      69.87     39.97     80.29   100.00
12.001% to 12.500%             2         307,000      0.46     6.461      720      153,500      59.70     33.36     69.06   100.00
                             ---      ----------    ------     -----      ---      -------      -----     -----    ------   ------
TOTAL:                       109      66,661,347    100.00     6.022      752      611,572      69.83     39.89     80.00    99.18
                             ===      ==========    ======     =====      ===      =======      =====     =====    ======   ======

As of the Cut-off Date, the Maximum Mortgage Rates for the Adjustable Rate Mortgage Loans ranged from 10.750% per annum to 12.500% per annum and the weighted average Maximum Mortgage Rate of the Adjustable Rate Mortgage Loans was approximately 11.989% per annum.

NEXT RATE ADJUSTMENT DATE

                                      AGGREGATE                                    AVERAGE              WEIGHTED
                           NUMBER     PRINCIPAL     PERCENT  WEIGHTED  WEIGHTED   PRINCIPAL   WEIGHTED   AVERAGE
                             OF        BALANCE        OF      AVERAGE   AVERAGE    BALANCE     AVERAGE  DEBT-TO-  PERCENT
NEXT RATE                 MORTGAGE   OUTSTANDING   MORTGAGE   COUPON    CREDIT   OUTSTANDING  ORIGINAL   INCOME     FULL   PERCENT
ADJUSTMENT DATE             LOANS        ($)       POOL (%)     (%)      SCORE       ($)       LTV (%)     (%)    DOC (%)   IO (%)
----------------          --------  -------------  --------  --------  --------  -----------  --------  --------  -------  -------
August 2007                   16      14,229,719     21.35     6.330      722      889,357      72.23     40.64     93.01   100.00
November 2007                  5       1,240,934      1.86     5.625      771      248,187      59.82     33.96     43.22   100.00
December 2007                 14       9,036,518     13.56     5.766      763      645,466      74.92     44.37     95.06   100.00
January 2008                  44      26,429,052     39.65     5.910      771      600,660      65.85     38.18     75.42   100.00
February 2008                 15       9,867,183     14.80     6.108      749      657,812      71.74     41.46     64.36   100.00
March 2008                     6       2,434,338      3.65     6.112      732      405,723      69.11     29.20     86.49   100.00
April 2008                     2       1,189,817      1.78     6.429      686      594,909      88.57     43.28    100.00   100.00
May 2008                       1         368,000      0.55     6.375      786      368,000      80.00      0.00      0.00   100.00
June 2008                      1         423,000      0.63     6.250      723      423,000      62.67     47.00    100.00   100.00
September 2008                 1         386,138      0.58     5.750      672      386,138      70.91     38.00      0.00   100.00
December 2008                  1         543,593      0.82     5.500      782      543,593      70.00     37.88    100.00     0.00
January 2010                   1         206,054      0.31     5.375      766      206,054      70.00     35.01    100.00   100.00
February 2010                  2         307,000      0.46     6.461      720      153,500      59.70     33.36     69.06   100.00
                             ---      ----------    ------     -----      ---      -------      -----     -----    ------   ------
TOTAL:                       109      66,661,347    100.00     6.022      752      611,572      69.83     39.89     80.00    99.18
                             ===      ==========    ======     =====      ===      =======      =====     =====    ======   ======

    Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

                                                     FREE WRITING PROSPECTUS FOR
(MERRILL LYNCH LOGO)                                                MLMBS 2007-3

GROUP 2 MORTGAGE LOAN CHARACTERISTICS

Aggregate Outstanding Principal Balance   $138,905,837
Aggregate Original Principal Balance      $139,233,616
Number of Mortgage Loans                           265

                                  MINIMUM      MAXIMUM    AVERAGE (1)
                                ----------   ----------   -----------
Original Principal Balance        $65,000    $1,970,000     $525,410
Outstanding Principal Balance     $64,745    $1,970,000     $524,173

                                                            WEIGHTED
                                  MINIMUM      MAXIMUM    AVERAGE (2)
                                ----------   ----------   -----------
Original Term (mos)                 330           360          359
Stated remaining Term (mos)         321           358          355
Loan Age (mos)                        2            21            4
Current Interest Rate             3.875%        8.000%       5.876%
Initial Interest Rate Cap         2.000%        6.000%       5.409%
Periodic Rate Cap                 1.000%        2.000%       1.988%
Gross Margin                      2.250%        2.750%       2.374%
Maximum Mortgage Rate             8.875%       13.000%      11.313%
Minimum Mortgage Rate             2.250%        2.750%       2.374%
Months to Roll                       40            79           60
Original Loan-to-Value            29.93%       100.00%       75.91%
Combined Loan-to-Value            29.93%       100.00%       82.65%
Credit Score (3)                    641           824          739

                                 EARLIEST      LATEST
                                ----------   ----------
Maturity Date                   04/01/2034   05/01/2037

                                  PERCENT OF
                                MORTGAGE POOL
                                -------------
LIEN POSITION
1st Lien                          100.00%

OCCUPANCY
Primary                            95.39%
Second Home                         4.46%
Investment                          0.15%

LOAN TYPE
ARM                               100.00%

AMORTIZATION TYPE
Fully Amortizing                   10.03%
Interest Only                      89.97%

                                  PERCENT OF
                                MORTGAGE POOL
                                -------------
YEAR OF ORIGINATION
1996                               0.00%
2001                               0.00%
2002                               0.00%
2003                               0.00%
2004                               1.60%
2005                               1.48%
2006                              28.77%
2007                              68.16%

LOAN PURPOSE
Purchase                          51.81%
Refinance - Rate/Term             28.27%
Refinance - Cashout               19.92%

PROPERTY TYPE
Single Family                     55.52%
Condominium                       14.56%
Planned Unit Development          29.25%
Two- to Four-Family                0.66%
Townhouse                          0.00%

(1)  Sum of Principal Balance divided by total number of loans.

(2)  Weighted by Outstanding Principal Balance.

(3)  Minimum and Weighting only for loans with scores.

    Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

                                                     FREE WRITING PROSPECTUS FOR
(MERRILL LYNCH LOGO)                                                MLMBS 2007-3

MORTGAGE RATES

                                      AGGREGATE     PERCENT                        AVERAGE    WEIGHTED  WEIGHTED
                           NUMBER     PRINCIPAL       OF     WEIGHTED  WEIGHTED   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
                             OF        BALANCE     MORTGAGE   AVERAGE   AVERAGE    BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
RANGE OF                  MORTGAGE   OUTSTANDING     POOL     COUPON    CREDIT   OUTSTANDING     LTV     INCOME     DOC       IO
MORTGAGE RATES              LOANS        ($)          (%)       (%)      SCORE       ($)         (%)       (%)      (%)      (%)
--------------            --------  -------------  --------  --------  --------  -----------  --------  --------  -------  -------
3.501% to 4.000%               7       3,475,352      2.50     3.875      740      496,479      80.00     44.35    70.15    100.00
4.001% to 4.500%               6       2,952,649      2.13     4.375      728      492,108      80.00     43.50    83.77    100.00
4.501% to 5.000%               5       3,049,060      2.20     4.955      741      609,812      79.98     47.09    59.49     84.30
5.001% to 5.500%              34      20,049,829     14.43     5.359      734      589,701      76.36     38.67    44.35     96.89
5.501% to 6.000%             100      56,371,994     40.58     5.834      741      563,720      74.94     37.78    52.29     85.38
6.001% to 6.500%              92      42,938,458     30.91     6.281      741      466,722      75.42     37.91    49.14     90.74
6.501% to 7.000%              20       9,368,494      6.74     6.734      722      468,425      78.58     39.71    42.94     93.37
7.501% to 8.000%               1         700,000      0.50     8.000      801      700,000      80.00     54.93     0.00    100.00
                             ---     -----------    ------     -----      ---      -------      -----     -----    -----    ------
TOTAL:                       265     138,905,837    100.00     5.876      739      524,173      75.91     38.67    50.55     89.97
                             ===     ===========    ======     =====      ===      =======      =====     =====    =====    ======

As of the Cut-off Date, Mortgage Rates borne by the Mortgage Loans ranged from 3.875% per annum to 8.000% per annum and the weighted average Mortgage Rate of the Mortgage Loans was approximately 5.876% per annum.

REMAINING MONTHS TO STATED MATURITY

                                      AGGREGATE     PERCENT                        AVERAGE    WEIGHTED  WEIGHTED
                           NUMBER     PRINCIPAL       OF     WEIGHTED  WEIGHTED   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
                             OF        BALANCE     MORTGAGE   AVERAGE   AVERAGE    BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
RANGE OF                  MORTGAGE   OUTSTANDING     POOL     COUPON    CREDIT   OUTSTANDING     LTV     INCOME     DOC       IO
REMAINING TERMS (MONTHS)    LOANS        ($)          (%)       (%)      SCORE       ($)         (%)       (%)      (%)      (%)
------------------------  --------  -------------  --------  --------  --------  -----------  --------  --------  -------  -------
313 to 324                     3         795,321      0.57     6.336      769      265,107      74.86     39.54     0.00    100.00
325 to 336                     9       2,355,193      1.70     6.265      758      261,688      70.25     29.45     0.00    100.00
337 to 348                     3       1,587,895      1.14     6.048      656      529,298      67.85     41.53    70.72     29.28
349 to 360                   250     134,167,428     96.59     5.864      739      536,670      76.11     38.71    51.50     90.45
                             ---     -----------    ------     -----      ---      -------      -----     -----    -----    ------
TOTAL:                       265     138,905,837    100.00     5.876      739      524,173      75.91     38.67    50.55     89.97
                             ===     ===========    ======     =====      ===      =======      =====     =====    =====    ======

As of the Cut-off Date, the remaining term to stated maturity of the Mortgage Loans ranged from 321 months to 358 months and the weighted average term to stated maturity of the Mortgage Loans was approximately 355 months.

    Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

                                                     FREE WRITING PROSPECTUS FOR
(MERRILL LYNCH LOGO)                                                MLMBS 2007-3

ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES

                                      AGGREGATE     PERCENT                        AVERAGE    WEIGHTED  WEIGHTED
                           NUMBER     PRINCIPAL       OF     WEIGHTED  WEIGHTED   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
RANGE OF ORIGINAL            OF        BALANCE     MORTGAGE   AVERAGE   AVERAGE    BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
MORTGAGE LOAN             MORTGAGE   OUTSTANDING     POOL     COUPON    CREDIT   OUTSTANDING     LTV     INCOME     DOC       IO
PRINCIPAL BALANCES          LOANS        ($)          (%)       (%)      SCORE       ($)         (%)       (%)      (%)      (%)
------------------        --------  -------------  --------  --------  --------  -----------  --------  --------  -------  -------
$50,001 to $100,000            1          64,745      0.05     6.125      807        64,745     29.93     17.66    100.00     0.00
$100,001 to $150,000           3         385,551      0.28     6.206      745       128,517     65.79     42.98     32.33   100.00
$150,001 to $200,000          12       2,067,882      1.49     6.417      740       172,324     73.78     40.96     65.53    91.55
$200,001 to $250,000           9       1,954,322      1.41     6.308      761       217,147     79.41     34.91     56.35   100.00
$250,001 to $300,000          10       2,756,775      1.98     6.285      741       275,677     75.32     38.54     69.23   100.00
$300,001 to $350,000           9       2,916,257      2.10     6.341      757       324,029     80.03     37.18     54.89    55.73
$350,001 to $400,000           5       1,846,875      1.33     6.091      729       369,375     78.33     42.52     60.78   100.00
$400,001 to $450,000          20       8,689,824      6.26     5.866      738       434,491     78.08     40.15     54.78    95.23
$450,001 to $500,000          45      21,361,207     15.38     5.706      726       474,693     76.88     41.13     39.92    88.81
$500,001 to $550,000          53      27,790,281     20.01     5.769      735       524,345     77.00     41.44     54.53    86.98
$550,001 to $600,000          26      15,042,031     10.83     5.811      745       578,540     76.66     36.15     38.31    88.34
$600,001 to $650,000          27      17,036,714     12.26     5.934      747       630,989     77.63     36.78     44.37    85.69
$650,001 to $700,000          15      10,011,109      7.21     5.934      740       667,407     75.28     37.89     52.35   100.00
$700,001 to $750,000           5       3,690,285      2.66     5.944      725       738,057     72.61     42.89     59.45   100.00
$750,001 to $800,000           9       7,053,349      5.08     5.712      748       783,705     72.33     37.24     44.59    88.68
$800,001 to $850,000           3       2,504,000      1.80     6.127      698       834,667     78.32     30.42     66.45   100.00
$850,001 to $900,000           1         864,000      0.62     5.625      736       864,000     80.00     45.24      0.00   100.00
$900,001 to $950,000           1         935,000      0.67     5.750      730       935,000     77.92     25.59      0.00   100.00
$950,001 to $1,000,000         9       8,931,630      6.43     6.042      751       992,403     70.39     33.42     66.41    88.85
$1,000,001 to $1,500,000       1       1,034,000      0.74     5.375      758     1,034,000     57.44     40.35    100.00   100.00
$1,500,001 to $2,000,000       1       1,970,000      1.42     6.250      741     1,970,000     65.67     40.11    100.00   100.00
                             ---     -----------    ------     -----      ---     ---------     -----     -----    ------   ------
TOTAL:                       265     138,905,837    100.00     5.876      739       524,173     75.91     38.67     50.55    89.97
                             ===     ===========    ======     =====      ===     =========     =====     =====    ======   ======

As of the Cut-off Date, the outstanding principal balances of the Mortgage Loans ranged from approximately $64,745 to approximately $1,970,000 and the average outstanding principal balance of the Mortgage Loans was approximately $524,173.

PRODUCT TYPES

                                      AGGREGATE     PERCENT                        AVERAGE    WEIGHTED  WEIGHTED
                           NUMBER     PRINCIPAL       OF     WEIGHTED  WEIGHTED   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
                             OF        BALANCE     MORTGAGE   AVERAGE   AVERAGE    BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
                          MORTGAGE   OUTSTANDING     POOL     COUPON    CREDIT   OUTSTANDING     LTV     INCOME     DOC       IO
PRODUCT TYPES               LOANS        ($)          (%)       (%)      SCORE       ($)         (%)       (%)      (%)      (%)
-------------             --------  -------------  --------  --------  --------  -----------  --------  --------  -------  -------
5/25 LIBOR Loans
   (6 Month LIBOR)             7       3,640,299      2.62     5.676      722      520,043      79.18     41.80    100.00   83.57
5/25 LIBOR Loans
   (1 Year LIBOR)            213     109,525,332     78.85     5.839      739      514,203      77.21     39.17     43.89   90.92
5/25 LIBOR Loans
   (1 Year Treasury)           4       1,588,230      1.14     6.199      733      397,057      83.79     32.44     42.17    0.00
7/23 LIBOR Loans
   (6 Month LIBOR)             1         524,640      0.38     5.875      682      524,640      66.36     43.92    100.00    0.00
7/23 LIBOR Loans
   (1 Year LIBOR)             38      23,147,899     16.66     6.060      744      609,155      68.98     36.18     72.71   96.52
7/23 LIBOR Loans
   (1 Year Treasury)           2         479,436      0.35     5.801      700      239,718      73.24     38.48    100.00    0.00
                             ---     -----------    ------     -----      ---      -------      -----     -----    ------   -----
TOTAL:                       265     138,905,837    100.00     5.876      739      524,173      75.91     38.67     50.55   89.97
                             ===     ===========    ======     =====      ===      =======      =====     =====    ======   =====

    Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

                                                     FREE WRITING PROSPECTUS FOR
(MERRILL LYNCH LOGO)                                                MLMBS 2007-3

AMORTIZATION TYPE

                                      AGGREGATE     PERCENT                        AVERAGE    WEIGHTED  WEIGHTED
                           NUMBER     PRINCIPAL       OF     WEIGHTED  WEIGHTED   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
                             OF        BALANCE     MORTGAGE   AVERAGE   AVERAGE    BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
                          MORTGAGE   OUTSTANDING     POOL     COUPON    CREDIT   OUTSTANDING     LTV     INCOME     DOC       IO
AMORTIZATION TYPE           LOANS        ($)          (%)       (%)      SCORE       ($)         (%)       (%)      (%)      (%)
-----------------         --------  -------------  --------  --------  --------  -----------  --------  --------  -------  -------
Fully Amortizing              28      13,938,530     10.03     5.945      732      497,805      74.25     35.27    48.28      0.00
60 Month Interest-Only        31      16,304,893     11.74     5.887      740      525,964      79.17     40.31    47.18    100.00
84 Month Interest-Only         1         465,000      0.33     6.625      641      465,000      60.00     44.78     0.00    100.00
120 Month Interest-Only      205     108,197,414     77.89     5.862      740      527,792      75.70     38.84    51.57    100.00
                             ---     -----------    ------     -----      ---      -------      -----     -----    -----    ------
TOTAL:                       265     138,905,837    100.00     5.876      739      524,173      75.91     38.67    50.55     89.97
                             ===     ===========    ======     =====      ===      =======      =====     =====    =====    ======

ADJUSTMENT TYPE

                                      AGGREGATE     PERCENT                        AVERAGE    WEIGHTED  WEIGHTED
                           NUMBER     PRINCIPAL       OF     WEIGHTED  WEIGHTED   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
                             OF        BALANCE     MORTGAGE   AVERAGE   AVERAGE    BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
                          MORTGAGE   OUTSTANDING     POOL     COUPON    CREDIT   OUTSTANDING     LTV     INCOME     DOC       IO
ADJUSTMENT TYPE             LOANS        ($)          (%)       (%)      SCORE       ($)         (%)       (%)      (%)      (%)
---------------           --------  -------------  --------  --------  --------  -----------  --------  --------  -------  -------
ARM                          265     138,905,837    100.00     5.876      739      524,173      75.91     38.67    50.55    89.97
                             ---     -----------    ------     -----      ---      -------      -----     -----    -----    -----
TOTAL:                       265     138,905,837    100.00     5.876      739      524,173      75.91     38.67    50.55    89.97
                             ===     ===========    ======     =====      ===      =======      =====     =====    =====    =====

    Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

                                                     FREE WRITING PROSPECTUS FOR
(MERRILL LYNCH LOGO)                                                MLMBS 2007-3

STATE DISTRIBUTIONS OF MORTGAGED PROPERTIES

                                      AGGREGATE     PERCENT                        AVERAGE    WEIGHTED  WEIGHTED
                           NUMBER     PRINCIPAL       OF     WEIGHTED  WEIGHTED   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
                             OF        BALANCE     MORTGAGE   AVERAGE   AVERAGE    BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
                          MORTGAGE   OUTSTANDING     POOL     COUPON    CREDIT   OUTSTANDING     LTV     INCOME     DOC       IO
GEOGRAPHIC DISTRIBUTION     LOANS        ($)          (%)       (%)      SCORE       ($)         (%)       (%)      (%)      (%)
-----------------------   --------  -------------  --------  --------  --------  -----------  --------  --------  -------  -------
Alabama                        3       1,266,298      0.91     5.942      746      422,099      80.00     30.31    100.00    62.25
Arizona                       15      10,888,350      7.84     6.116      741      725,890      68.81     35.87     71.52    80.37
Arkansas                       1         539,200      0.39     6.250      761      539,200      80.00     44.57      0.00   100.00
California                   150      82,823,285     59.63     5.805      735      552,155      76.82     39.44     37.43    92.54
Colorado                       2       1,121,800      0.81     5.748      727      560,900      80.00     33.33    100.00   100.00
Connecticut                    3       2,139,988      1.54     6.011      755      713,329      77.77     34.59    100.00   100.00
Florida                        5       3,647,309      2.63     5.676      768      729,462      68.60     37.41     50.28    84.24
Georgia                        6       3,620,889      2.61     5.911      749      603,482      70.49     32.51     54.52   100.00
Illinois                       4       2,410,813      1.74     5.893      772      602,703      65.22     36.10     70.96    78.52
Louisiana                      1         159,224      0.11     6.875      790      159,224      77.98     34.98      0.00   100.00
Maryland                       3       1,705,202      1.23     5.607      745      568,401      80.00     35.72     67.68   100.00
Michigan                       3       1,511,640      1.09     6.241      728      503,880      73.82     42.87     68.25    65.29
Minnesota                      1         478,844      0.34     5.000      689      478,844      80.00     46.96    100.00     0.00
Missouri                       3       1,680,281      1.21     5.943      753      560,094      77.92     37.98     67.86    70.17
Nevada                         5       2,539,035      1.83     5.666      727      507,807      80.02     32.26     65.82   100.00
New Jersey                    33      10,540,282      7.59     6.269      749      319,402      80.25     38.71     77.04    90.64
North Carolina                 1         125,315      0.09     6.125      724      125,315      45.57      0.00      0.00   100.00
Ohio                           2       1,102,196      0.79     5.807      723      551,098      72.44     35.35     45.79    45.79
Oregon                         2         916,000      0.66     6.257      700      458,000      80.00     46.66    100.00   100.00
Pennsylvania                   4         631,476      0.45     6.308      733      157,869      69.02     43.94    100.00   100.00
South Carolina                 1         500,000      0.36     5.750      738      500,000      58.33     11.50    100.00   100.00
Texas                          2         601,913      0.43     5.984      737      300,956      59.03     40.91    100.00    70.96
Utah                           1         508,000      0.37     6.125      756      508,000      80.00     38.73      0.00   100.00
Virginia                       7       3,511,376      2.53     5.856      713      501,625      79.08     42.17     75.39    86.35
Washington                     6       3,437,122      2.47     5.558      758      572,854      79.14     48.25     57.78    91.15
Wisconsin                      1         500,000      0.36     6.375      719      500,000      66.67     33.57      0.00   100.00
                             ---     -----------    ------     -----      ---      -------      -----     -----    ------   ------
TOTAL:                       265     138,905,837    100.00     5.876      739      524,173      75.91     38.67     50.55    89.97
                             ===     ===========    ======     =====      ===      =======      =====     =====    ======   ======

No more than approximately 2.91% of the Mortgage Loans will be secured by mortgaged properties located in any one zip code.

    Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

                                                     FREE WRITING PROSPECTUS FOR
(MERRILL LYNCH LOGO)                                                MLMBS 2007-3

ORIGINAL LOAN-TO-VALUE RATIOS

                                      AGGREGATE                                    AVERAGE              WEIGHTED
                           NUMBER     PRINCIPAL     PERCENT  WEIGHTED  WEIGHTED   PRINCIPAL   WEIGHTED   AVERAGE
                             OF        BALANCE        OF      AVERAGE   AVERAGE    BALANCE     AVERAGE  DEBT-TO-  PERCENT
RANGE OF ORIGINAL         MORTGAGE   OUTSTANDING   MORTGAGE   COUPON    CREDIT   OUTSTANDING  ORIGINAL   INCOME     FULL   PERCENT
LOAN-TO-VALUE RATIOS        LOANS        ($)       POOL (%)     (%)      SCORE       ($)       LTV (%)     (%)    DOC (%)   IO (%)
--------------------      --------  -------------  --------  --------  --------  -----------  --------  --------  -------  -------
50.00% or less                10       3,905,199      2.81     5.819      759      390,520      45.96     32.25     55.45    77.91
50.01% to 55.00%               2       1,648,420      1.19     5.977      784      824,210      53.24     27.68    100.00   100.00
55.01% to 60.00%               7       4,810,783      3.46     5.748      755      687,255      57.70     28.19     69.16    89.01
60.01% to 65.00%               9       4,724,640      3.40     6.026      731      524,960      63.22     35.07     40.01    72.14
65.01% to 70.00%              20      12,480,333      8.98     6.004      744      624,017      68.16     37.07     56.03    86.35
70.01% to 75.00%              16      10,732,839      7.73     6.056      740      670,802      73.88     38.77     57.36    90.72
75.01% to 80.00%             185      94,666,623     68.15     5.811      736      511,711      79.73     40.02     47.52    91.94
80.01% to 85.00%              10       2,973,782      2.14     6.280      755      297,378      81.60     33.58     45.26   100.00
85.01% to 90.00%               5       2,659,090      1.91     6.270      732      531,818      88.96     41.81     52.95    77.39
95.01% to 100.00%              1         304,127      0.22     6.875      751      304,127     100.00     51.28    100.00     0.00
                             ---     -----------    ------     -----      ---      -------     ------     -----    ------   ------
TOTAL:                       265     138,905,837    100.00     5.876      739      524,173      75.91     38.67     50.55    89.97
                             ===     ===========    ======     =====      ===      =======     ======     =====    ======   ======

As of the Cut-off Date, the Original Loan-to-Value Ratios of the Mortgage Loans ranged from 29.93% to 100.00%.

COMBINED LOAN-TO-VALUE RATIOS

                                      AGGREGATE                                    AVERAGE              WEIGHTED
                           NUMBER     PRINCIPAL     PERCENT  WEIGHTED  WEIGHTED   PRINCIPAL   WEIGHTED   AVERAGE
                             OF        BALANCE        OF      AVERAGE   AVERAGE    BALANCE     AVERAGE  DEBT-TO-  PERCENT
RANGE OF COMBINED         MORTGAGE   OUTSTANDING   MORTGAGE   COUPON    CREDIT   OUTSTANDING  ORIGINAL   INCOME     FULL   PERCENT
LOAN-TO-VALUE RATIOS        LOANS        ($)       POOL (%)     (%)      SCORE       ($)       LTV (%)     (%)    DOC (%)   IO (%)
--------------------      --------  -------------  --------  --------  --------  -----------  --------  --------  -------  -------
50.00% or less                 9       3,779,884      2.72     5.809      760      419,987      45.98     32.25     57.29    77.18
50.01% to 55.00%               2       1,648,420      1.19     5.977      784      824,210      53.24     27.68    100.00   100.00
55.01% to 60.00%               7       4,810,783      3.46     5.748      755      687,255      57.70     28.19     69.16    89.01
60.01% to 65.00%               8       4,150,340      2.99     6.081      732      518,793      62.99     33.64     45.55    68.28
65.01% to 70.00%              14       7,766,192      5.59     6.013      744      554,728      68.91     34.17     50.21    92.52
70.01% to 75.00%              15       8,852,806      6.37     5.991      741      590,187      72.81     39.25     56.37    82.83
75.01% to 80.00%              63      32,732,100     23.56     5.931      750      519,557      78.99     39.18     45.94    86.83
80.01% to 85.00%              22      11,831,189      8.52     5.956      730      537,781      76.69     38.27     51.44   100.00
85.01% to 90.00%              60      32,628,373     23.49     5.846      743      543,806      80.02     40.35     19.86    91.43
90.01% to 95.00%              28      13,897,207     10.00     6.013      714      496,329      79.83     39.36     80.85    93.40
95.01% to 100.00%             37      16,808,542     12.10     5.524      720      454,285      80.39     42.68     80.07    93.42
                             ---     -----------    ------     -----      ---      -------      -----     -----    ------   ------
TOTAL:                       265     138,905,837    100.00     5.876      739      524,173      75.91     38.67     50.55    89.97
                             ===     ===========    ======     =====      ===      =======      =====     =====    ======   ======

As of the Cut-off Date, the Combined Loan-to-Value Ratios of the Mortgage Loans ranged from 29.93% to 100.00% and the weighted average Combined Loan-to-Value Ratio for Mortgage Loans was approximately 82.65%. This table was calculated using the Combined Loan-to-Value Ratio for Mortgage Loans that are in a first lien position with subordinate financing. Approximately 52.42% of the Mortgage Loans are in a first lien position with subordinate financing and the weighted average Combined Loan-to-Value Ratio for such Mortgage Loans was approximately 91.49%.

    Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

                                                     FREE WRITING PROSPECTUS FOR
(MERRILL LYNCH LOGO)                                                MLMBS 2007-3

DEBT-TO-INCOME RATIOS

                                      AGGREGATE                                    AVERAGE              WEIGHTED
                           NUMBER     PRINCIPAL     PERCENT  WEIGHTED  WEIGHTED   PRINCIPAL   WEIGHTED   AVERAGE
                             OF        BALANCE        OF      AVERAGE   AVERAGE    BALANCE     AVERAGE  DEBT-TO-  PERCENT
RANGE OF DEBT-TO-         MORTGAGE   OUTSTANDING   MORTGAGE   COUPON    CREDIT   OUTSTANDING  ORIGINAL   INCOME     FULL   PERCENT
INCOME RATIOS               LOANS        ($)       POOL (%)     (%)      SCORE       ($)       LTV (%)     (%)    DOC (%)   IO (%)
-----------------         --------  -------------  --------  --------  --------  -----------  --------  --------  -------  -------
Not Available                  7       2,309,473      1.66     6.286      725      329,925      76.44        NA     27.57   100.00
0.00% to 20.00%               10       5,710,029      4.11     5.846      739      571,003      70.15     16.15     47.83    62.56
20.01% to 25.00%               8       4,479,680      3.22     5.884      753      559,960      71.92     22.43     57.86   100.00
25.01% to 30.00%              20      11,197,524      8.06     5.977      760      559,876      71.59     27.58     55.95    94.66
30.01% to 35.00%              33      18,383,223     13.23     5.995      742      557,067      73.48     32.57     43.77    82.51
35.01% to 40.00%              57      28,786,220     20.72     5.918      738      505,021      77.11     38.21     38.30    86.97
40.01% to 45.00%              72      38,683,379     27.85     5.820      735      537,269      76.64     42.50     66.01    94.12
45.01% to 50.00%              44      21,282,027     15.32     5.728      724      483,682      78.33     47.55     57.18    92.20
50.01% to 55.00%              13       7,949,631      5.72     5.857      761      611,510      79.59     52.64     13.74    96.17
55.01% to 60.00%               1         124,650      0.09     6.375      721      124,650      68.31     58.52    100.00   100.00
                             ---     -----------    ------     -----      ---      -------      -----     -----    ------   ------
TOTAL:                       265     138,905,837    100.00     5.876      739      524,173      75.91     38.67     50.55    89.97
                             ===     ===========    ======     =====      ===      =======      =====     =====    ======   ======

As of the Cut-off Date, the Debt-to-Income Ratios of the Mortgage Loans ranged from 8.76% to 58.52% and the weighted average Debt-to-Income Ratio for Mortgage Loans with Debt-to-Income Ratios was approximately 38.67%.

LOAN PURPOSE

                                      AGGREGATE                                    AVERAGE              WEIGHTED
                           NUMBER     PRINCIPAL     PERCENT  WEIGHTED  WEIGHTED   PRINCIPAL   WEIGHTED   AVERAGE
                             OF        BALANCE        OF      AVERAGE   AVERAGE    BALANCE     AVERAGE  DEBT-TO-  PERCENT
                          MORTGAGE   OUTSTANDING   MORTGAGE   COUPON    CREDIT   OUTSTANDING  ORIGINAL   INCOME     FULL   PERCENT
LOAN PURPOSE                LOANS        ($)       POOL (%)     (%)      SCORE       ($)       LTV (%)     (%)    DOC (%)   IO (%)
------------              --------  -------------  --------  --------  --------  -----------  --------  --------  -------  -------
Purchase                     148      71,962,237     51.81     5.737      741      486,231      79.44     39.78    48.43    92.22
Refinance - Rate Term         67      39,268,306     28.27     5.987      734      586,094      74.49     38.13    44.58    86.54
Refinance - Cashout           50      27,675,293     19.92     6.077      740      553,506      68.74     36.48    64.54    88.96
                             ---     -----------    ------     -----      ---      -------      -----     -----    -----    -----
TOTAL:                       265     138,905,837    100.00     5.876      739      524,173      75.91     38.67    50.55    89.97
                             ===     ===========    ======     =====      ===      =======      =====     =====    =====    =====

PROPERTY TYPE

                                      AGGREGATE                                    AVERAGE              WEIGHTED
                           NUMBER     PRINCIPAL     PERCENT  WEIGHTED  WEIGHTED   PRINCIPAL   WEIGHTED   AVERAGE
                             OF        BALANCE        OF      AVERAGE   AVERAGE    BALANCE     AVERAGE  DEBT-TO-  PERCENT
                          MORTGAGE   OUTSTANDING   MORTGAGE   COUPON    CREDIT   OUTSTANDING  ORIGINAL   INCOME     FULL   PERCENT
PROPERTY TYPE               LOANS        ($)       POOL (%)     (%)      SCORE       ($)       LTV (%)     (%)    DOC (%)   IO (%)
-------------             --------  -------------  --------  --------  --------  -----------  --------  --------  -------  -------
Single Family                146      77,126,996     55.52     5.938      736      528,267      74.91     39.08    49.90    91.02
Planned Unit Development      74      40,630,343     29.25     5.731      742      549,059      75.54     38.76    59.44    88.28
Condominium                   43      20,231,145     14.56     5.897      741      470,492      80.27     37.60    37.48    90.44
Two- to Four-Family            2         917,353      0.66     6.625      772      458,677      80.00     24.11     0.00    65.41
                             ---     -----------    ------     -----      ---      -------      -----     -----    -----    -----
TOTAL:                       265     138,905,837    100.00     5.876      739      524,173      75.91     38.67    50.55    89.97
                             ===     ===========    ======     =====      ===      =======      =====     =====    =====    =====

    Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

                                                     FREE WRITING PROSPECTUS FOR
(MERRILL LYNCH LOGO)                                                MLMBS 2007-3

DOCUMENTATION

                                      AGGREGATE                                    AVERAGE              WEIGHTED
                           NUMBER     PRINCIPAL     PERCENT  WEIGHTED  WEIGHTED   PRINCIPAL   WEIGHTED   AVERAGE
                             OF        BALANCE        OF      AVERAGE   AVERAGE    BALANCE     AVERAGE  DEBT-TO-  PERCENT
                          MORTGAGE   OUTSTANDING   MORTGAGE   COUPON    CREDIT   OUTSTANDING  ORIGINAL   INCOME     FULL   PERCENT
                            LOANS        ($)       POOL (%)     (%)      SCORE       ($)       LTV (%)     (%)    DOC (%)   IO (%)
                          --------  -------------  --------  --------  --------  -----------  --------  --------  -------  -------
INDYMAC UNDERWRITING
   GUIDELINES
No Income/No Asset
   Verification                6       1,672,673      1.20     6.299      744      278,779      75.09        NA      0.00   100.00
Fast Forward                   5       1,130,298      0.81     6.231      786      226,060      63.31     29.45      0.00   100.00
Reduced Documentation          1         347,543      0.25     6.375      757      347,543      80.07     39.54      0.00   100.00
                             ---     -----------    ------     -----      ---      -------      -----     -----    ------   ------
   SUB-TOTAL:                 12       3,150,514      2.27     6.283      761      262,543      71.41     31.82      0.00   100.00
                             ---     -----------    ------     -----      ---      -------      -----     -----    ------   ------
COUNTRYWIDE UNDERWRITING
   GUIDELINES
Preferred                     66      38,202,805     27.50     5.906      753      578,830      78.85     39.77      0.00    94.32
Full Documentation            50      26,844,665     19.33     5.518      718      536,893      79.87     42.01    100.00    98.22
Alternative                   18       9,532,060      6.86     5.625      714      529,559      80.00     44.66      0.00    89.62
                             ---     -----------    ------     -----      ---      -------      -----     -----    ------   ------
   SUB-TOTAL:                134      74,579,530     53.69     5.730      736      556,564      79.37     41.19     35.99    95.12
                             ---     -----------    ------     -----      ---      -------      -----     -----    ------   ------
AMTRUST BANK (F/K/A OHIO
   SAVINGS BANK)
   UNDERWRITING
   GUIDELINES
Full Documentation            52      32,923,820     23.70     5.958      749      633,150      70.40     35.90    100.00    87.91
No Income Verification        24      14,315,388     10.31     6.036      736      596,475      68.81     32.39      0.00    78.14
                             ---     -----------    ------     -----      ---      -------      -----     -----    ------   ------
  SUB-TOTAL:                  76      47,239,208     34.01     5.981      745      621,569      69.92     34.84     69.70    84.95
                             ---     -----------    ------     -----      ---      -------      -----     -----    ------   ------
OTHER UNDERWRITING
   GUIDELINES
Full Documentation            33      10,450,846      7.52     6.126      729      316,692      78.11     39.04    100.00    78.26
Stated Income                  9       3,020,739      2.17     6.406      740      335,638      83.80     37.91      0.00    69.59
Reduced Documentation          1         465,000      0.33     6.625      641      465,000      60.00     44.78      0.00   100.00
                             ---     -----------    ------     -----      ---      -------      -----     -----    ------   ------
  SUB-TOTAL:                  43      13,936,584     10.03     6.203      729      324,107      78.74     38.99     74.99    77.11
                             ---     -----------    ------     -----      ---      -------      -----     -----    ------   ------
TOTAL:                       265     138,905,837    100.00     5.876      739      524,173      75.91     38.67     50.55    89.97
                             ===     ===========    ======     =====      ===      =======      =====     =====    ======   ======

OCCUPANCY

                                      AGGREGATE                                    AVERAGE              WEIGHTED
                           NUMBER     PRINCIPAL     PERCENT  WEIGHTED  WEIGHTED   PRINCIPAL   WEIGHTED   AVERAGE
                             OF        BALANCE        OF      AVERAGE   AVERAGE    BALANCE     AVERAGE  DEBT-TO-  PERCENT
                          MORTGAGE   OUTSTANDING   MORTGAGE   COUPON    CREDIT   OUTSTANDING  ORIGINAL   INCOME     FULL   PERCENT
OCCUPANCY                   LOANS        ($)       POOL (%)     (%)      SCORE       ($)       LTV (%)     (%)    DOC (%)   IO (%)
---------                 --------  -------------  --------  --------  --------  -----------  --------  --------  -------  -------
Primary                      253     132,507,035     95.39     5.883      738      523,743      75.96     38.85    50.18     90.70
Second Home                   11       6,195,802      4.46     5.685      749      563,255      75.05     34.60    60.20     73.87
Investment                     1         203,000      0.15     6.625      766      203,000      70.00     31.93     0.00    100.00
                             ---     -----------    ------     -----      ---      -------      -----     -----    -----    ------
TOTAL:                       265     138,905,837    100.00     5.876      739      524,173      75.91     38.67    50.55     89.97
                             ===     ===========    ======     =====      ===      =======      =====     =====    =====    ======

The information set forth above with respect to occupancy is based upon representations of the related mortgagors at the time of origination.

    Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

                                                     FREE WRITING PROSPECTUS FOR
(MERRILL LYNCH LOGO)                                                MLMBS 2007-3

MORTGAGE LOANS AGE SUMMARY

                                      AGGREGATE                                    AVERAGE              WEIGHTED
                           NUMBER     PRINCIPAL     PERCENT  WEIGHTED  WEIGHTED   PRINCIPAL   WEIGHTED   AVERAGE
                             OF        BALANCE        OF      AVERAGE   AVERAGE    BALANCE     AVERAGE  DEBT-TO-  PERCENT
MORTGAGE LOANS AGE        MORTGAGE   OUTSTANDING   MORTGAGE   COUPON    CREDIT   OUTSTANDING  ORIGINAL   INCOME     FULL   PERCENT
(MONTHS)                    LOANS        ($)       POOL (%)     (%)      SCORE       ($)       LTV (%)     (%)    DOC (%)   IO (%)
------------------        --------  -------------  --------  --------  --------  -----------  --------  --------  -------  -------
2                             37      21,680,138     15.61     5.937      737      585,950      79.21     41.53     20.07    95.34
3                             86      47,171,414     33.96     5.610      736      548,505      79.34     40.90     40.86    94.43
4                              9       4,754,740      3.42     5.924      737      528,304      80.14     40.50     57.12   100.00
5                             55      21,066,239     15.17     6.127      741      383,023      74.60     37.47     78.33    81.26
6                             45      28,616,784     20.60     5.964      746      635,929      71.07     35.09     72.34    85.14
7                              9       5,802,885      4.18     5.839      739      644,765      71.15     36.13     54.48    86.24
8                              7       4,428,238      3.19     6.238      732      632,605      69.94     32.24     46.23   100.00
9                             12       3,468,360      2.50     6.239      763      289,030      69.65     34.33      5.04    94.96
11                             2         329,144      0.24     6.617      746      164,572      79.02     37.96     51.62   100.00
13                             1         465,000      0.33     6.625      641      465,000      60.00     44.78      0.00   100.00
20                             1         598,255      0.43     5.750      646      598,255      75.25     36.90    100.00     0.00
21                             1         524,640      0.38     5.875      682      524,640      66.36     43.92    100.00     0.00
                             ---     -----------    ------     -----      ---      -------      -----     -----    ------   ------
TOTAL:                       265     138,905,837    100.00     5.876      739      524,173      75.91     38.67     50.55    89.97
                             ===     ===========    ======     =====      ===      =======      =====     =====    ======   ======

As of the Cut-off Date, the weighted average age of the Mortgage Loans was approximately 4 months.

ORIGINAL PREPAYMENT PENALTY TERM

                                      AGGREGATE                                    AVERAGE              WEIGHTED
                           NUMBER     PRINCIPAL     PERCENT  WEIGHTED  WEIGHTED   PRINCIPAL   WEIGHTED   AVERAGE
                             OF        BALANCE        OF      AVERAGE   AVERAGE    BALANCE     AVERAGE  DEBT-TO-  PERCENT
ORIGINAL PREPAYMENT       MORTGAGE   OUTSTANDING   MORTGAGE   COUPON    CREDIT   OUTSTANDING  ORIGINAL   INCOME     FULL   PERCENT
PENALTY TERM                LOANS        ($)       POOL (%)     (%)      SCORE       ($)       LTV (%)     (%)    DOC (%)   IO (%)
-------------------       --------  -------------  --------  --------  --------  -----------  --------  --------  -------  -------

None                         220     115,233,965     82.96     5.866      741      523,791      75.41     38.56    57.13     89.26
12 Months                     24      13,967,459     10.06     5.924      727      581,977      79.30     41.75    20.33     92.91
36 Months                     19       8,740,412      6.29     5.905      730      460,022      76.61     34.09    17.71     93.42
60 Months                      2         964,000      0.69     6.030      690      482,000      80.00     42.06     0.00    100.00
                             ---     -----------    ------     -----      ---      -------      -----     -----    -----    ------
TOTAL:                       265     138,905,837    100.00     5.876      739      524,173      75.91     38.67    50.55     89.97
                             ===     ===========    ======     =====      ===      =======      =====     =====    =====    ======

The weighted average prepayment penalty term at origination with respect to the Mortgage Loans having prepayment penalties is approximately 23 months.

    Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

                                                     FREE WRITING PROSPECTUS FOR
(MERRILL LYNCH LOGO)                                                MLMBS 2007-3

CREDIT SCORES

                                      AGGREGATE     PERCENT                        AVERAGE    WEIGHTED  WEIGHTED
                           NUMBER     PRINCIPAL       OF     WEIGHTED  WEIGHTED   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
                             OF        BALANCE     MORTGAGE   AVERAGE   AVERAGE    BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
RANGE OF                  MORTGAGE   OUTSTANDING     POOL     COUPON    CREDIT   OUTSTANDING     LTV     INCOME     DOC       IO
CREDIT SCORES               LOANS        ($)          (%)       (%)      SCORE       ($)         (%)       (%)      (%)      (%)
-------------             --------  -------------  --------  --------  --------  -----------  --------  --------  -------  -------
626 to 650                     2       1,063,255      0.77     6.133      644      531,628      68.58     40.35    56.27    43.73
651 to 675                    10       5,320,898      3.83     6.285      668      532,090      80.43     43.13    60.88    90.56
676 to 700                    34      18,179,421     13.09     5.866      689      534,689      77.42     38.95    68.72    78.39
701 to 725                    51      25,069,147     18.05     5.814      711      491,552      77.21     39.61    44.13    97.68
726 to 750                    57      31,469,888     22.66     5.846      739      552,103      75.65     38.85    53.70    90.42
751 to 775                    61      32,351,316     23.29     5.808      762      530,349      75.17     38.26    50.45    91.94
776 to 800                    38      19,351,122     13.93     5.874      786      509,240      73.99     37.59    36.68    91.76
801 to 825                    12       6,100,789      4.39     6.273      807      508,399      74.76     34.82    41.09    81.76
                             ---     -----------    ------     -----      ---      -------      -----     -----    -----    -----
TOTAL:                       265     138,905,837    100.00     5.876      739      524,173      75.91     38.67    50.55    89.97
                             ===     ===========    ======     =====      ===      =======      =====     =====    =====    =====

The Credit Scores of the Mortgage Loans that were scored as of the Cut-off Date ranged from 641 to 824 and the weighted average Credit Score of the Mortgage Loans that were scored as of the Cut-off Date was approximately 739.

GROSS MARGINS

                                      AGGREGATE     PERCENT                        AVERAGE    WEIGHTED  WEIGHTED
                           NUMBER     PRINCIPAL       OF     WEIGHTED  WEIGHTED   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
                             OF        BALANCE     MORTGAGE   AVERAGE   AVERAGE    BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
RANGE OF                  MORTGAGE   OUTSTANDING     POOL     COUPON    CREDIT   OUTSTANDING     LTV     INCOME     DOC       IO
GROSS MARGINS               LOANS        ($)          (%)       (%)      SCORE       ($)         (%)       (%)      (%)      (%)
-------------             --------  -------------  --------  --------  --------  -----------  --------  --------  -------  -------
2.250%                      140       76,298,285     54.93     5.738      735      544,988      79.06     41.16    36.56    93.13
2.500%                      105       56,272,372     40.51     6.025      744      535,927      71.55     35.55    71.19    88.22
2.750%                       20        6,335,180      4.56     6.206      742      316,759      76.66     35.89    35.77    67.36
                            ---      -----------    ------     -----      ---      -------      -----     -----    -----    -----
TOTAL:                      265      138,905,837    100.00     5.876      739      524,173      75.91     38.67    50.55    89.97
                            ===      ===========    ======     =====      ===      =======      =====     =====    =====    =====

As of the Cut-off Date, the Gross Margin for the Adjustable Rate Mortgage Loans ranged from 2.250% per annum to 2.750% per annum and the weighted average Gross Margin of the Adjustable Rate Mortgage Loans was approximately 2.374% per annum.

    Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

                                                     FREE WRITING PROSPECTUS FOR
(MERRILL LYNCH LOGO)                                                MLMBS 2007-3

MAXIMUM MORTGAGE RATES

                                      AGGREGATE     PERCENT                        AVERAGE    WEIGHTED  WEIGHTED
                           NUMBER     PRINCIPAL       OF     WEIGHTED  WEIGHTED   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
                             OF        BALANCE     MORTGAGE   AVERAGE   AVERAGE    BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
RANGE OF MAXIMUM          MORTGAGE   OUTSTANDING     POOL     COUPON    CREDIT   OUTSTANDING     LTV     INCOME     DOC       IO
MORTGAGE RATES              LOANS        ($)          (%)       (%)      SCORE       ($)         (%)       (%)      (%)      (%)
----------------          --------  -------------  --------  --------  --------  -----------  --------  --------  -------  -------
8.501% to 9.000%               7       3,475,352      2.50     3.875      740      496,479      80.00     44.35    70.15    100.00
9.001% to 9.500%               6       2,952,649      2.13     4.375      728      492,108      80.00     43.50    83.77    100.00
9.501% to 10.000%              5       3,049,060      2.20     4.955      741      609,812      79.98     47.09    59.49     84.30
10.001% to 10.500%            24      13,568,496      9.77     5.366      732      565,354      80.00     39.84    33.98    100.00
10.501% to 11.000%            50      28,589,365     20.58     5.831      738      571,787      77.85     39.75    25.94     90.31
11.001% to 11.500%            53      26,402,917     19.01     6.038      733      498,168      76.17     40.14    36.83     91.25
11.501% to 12.000%            63      33,659,880     24.23     5.993      741      534,284      73.19     36.44    72.63     82.85
12.001% to 12.500%            49      23,016,875     16.57     6.295      749      469,732      72.68     35.10    68.03     90.07
12.501% to 13.000%             8       4,191,244      3.02     6.948      730      523,906      78.21     42.28    39.08     92.43
                             ---     -----------    ------     -----      ---      -------      -----     -----    -----    ------
TOTAL:                       265     138,905,837    100.00     5.876      739      524,173      75.91     38.67    50.55     89.97
                             ===     ===========    ======     =====      ===      =======      =====     =====    =====    ======

As of the Cut-off Date, the Maximum Mortgage Rates for the Adjustable Rate Mortgage Loans ranged from 8.875% per annum to 13.000% per annum and the weighted average Maximum Mortgage Rate of the Adjustable Rate Mortgage Loans was approximately 11.313% per annum.

NEXT RATE ADJUSTMENT DATE

                                      AGGREGATE     PERCENT                        AVERAGE    WEIGHTED  WEIGHTED
                           NUMBER     PRINCIPAL       OF     WEIGHTED  WEIGHTED   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
                             OF        BALANCE     MORTGAGE   AVERAGE   AVERAGE    BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
NEXT RATE                 MORTGAGE   OUTSTANDING     POOL     COUPON    CREDIT   OUTSTANDING     LTV     INCOME     DOC       IO
ADJUSTMENT DATE             LOANS        ($)          (%)       (%)      SCORE       ($)         (%)       (%)      (%)      (%)
---------------           --------  -------------  --------  --------  --------  -----------  --------  --------  -------  -------
November 2010                  1         598,255      0.43     5.750      646      598,255      75.25     36.90    100.00     0.00
August 2011                    2         329,144      0.24     6.617      746      164,572      79.02     37.96     51.62   100.00
October 2011                  12       3,468,360      2.50     6.239      763      289,030      69.65     34.33      5.04    94.96
November 2011                  7       4,428,238      3.19     6.238      732      632,605      69.94     32.24     46.23   100.00
December 2011                  8       5,307,685      3.82     5.778      742      663,461      70.39     36.72     59.57    84.95
January 2012                  23      13,593,167      9.79     5.896      749      591,007      72.49     32.82     71.09    72.39
February 2012                 39      13,422,721      9.66     6.170      735      344,172      78.61     39.26     76.21    76.42
March 2012                     9       4,754,740      3.42     5.924      737      528,304      80.14     40.50     57.12   100.00
April 2012                    86      47,171,414     33.96     5.610      736      548,505      79.34     40.90     40.86    94.43
May 2012                      37      21,680,138     15.61     5.937      737      585,950      79.21     41.53     20.07    95.34
October 2012                   1         524,640      0.38     5.875      682      524,640      66.36     43.92    100.00     0.00
June 2013                      1         465,000      0.33     6.625      641      465,000      60.00     44.78      0.00   100.00
December 2013                  1         495,200      0.36     6.500      704      495,200      79.23     29.77      0.00   100.00
January 2014                  22      15,023,617     10.82     6.025      744      682,892      69.79     37.14     73.47    96.66
February 2014                 16       7,643,518      5.50     6.050      751      477,720      67.56     34.32     82.05    89.75
                             ---     -----------    ------     -----      ---      -------      -----     -----    ------   ------
TOTAL:                       265     138,905,837    100.00     5.876      739      524,173      75.91     38.67     50.55    89.97
                             ===     ===========    ======     =====      ===      =======      =====     =====    ======   ======

    Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

                                                     FREE WRITING PROSPECTUS FOR
(MERRILL LYNCH LOGO)                                                MLMBS 2007-3

GROUP 3 AGGREGATE MORTGAGE LOAN CHARACTERISTICS

Aggregate Outstanding Principal Balance   $103,686,060
Aggregate Original Principal Balance      $104,221,194
Number of Mortgage Loans                           452

                                  MINIMUM      MAXIMUM    AVERAGE (1)
                                ----------   ----------   -----------
Original Principal Balance       $100,000    $1,001,007     $230,578
Outstanding Principal Balance    $100,000    $  992,623     $229,394

                                                            WEIGHTED
                                  MINIMUM      MAXIMUM    AVERAGE (2)
                                ----------   ----------   -----------
Original Term (mos)                  236          360          329
Stated remaining Term (mos)          234          355          326
Loan Age (mos)                         2           15            3
Current Interest Rate              6.000%       7.000%       6.345%
Initial Interest Rate Cap          5.000%       6.000%       5.005%
Periodic Rate Cap                  2.000%       2.000%       2.000%
Gross Margin                       2.500%       2.750%       2.749%
Maximum Mortgage Rate             11.000%      12.750%      11.350%
Minimum Mortgage Rate              2.500%       2.750%       2.749%
Months to Roll                       105          118          117
Original Loan-to-Value              8.68%       82.83%       69.86%
Combined Loan-to-Value              8.68%      100.00%       73.80%
Credit Score (3)                     640          837          734

                                 EARLIEST      LATEST
                                ----------   ----------
Maturity Date                   01/01/2027   02/01/2037

                                  PERCENT OF
                                MORTGAGE POOL
                                -------------
LIEN POSITION
1st Lien                        100.00%

OCCUPANCY
Primary                          83.07%
Second Home                       2.88%
Investment                       14.05%

LOAN TYPE
ARM                             100.00%

AMORTIZATION TYPE
Fully Amortizing                 63.95%
Interest Only                    36.05%

                                  PERCENT OF
                                MORTGAGE POOL
                                -------------
YEAR OF ORIGINATION
1999                              0.13%
2001                              0.12%
2002                              3.76%
2003                              6.59%
2004                             56.69%
2005                             22.65%
2006                              9.61%
2007                              0.46%

LOAN PURPOSE
Purchase                         34.58%
Refinance - Rate/Term            18.87%
Refinance - Cashout              46.55%

PROPERTY TYPE
Single Family                    60.78%
Condominium                       7.73%
Planned Unit Development         24.31%
Two- to Four-Family               6.19%
Townhouse                         1.00%

(1)  Sum of Principal Balance divided by total number of loans.

(2)  Weighted by Outstanding Principal Balance.

(3)  Minimum and Weighting only for loans with scores.

    Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

                                                     FREE WRITING PROSPECTUS FOR
(MERRILL LYNCH LOGO)                                                MLMBS 2007-3

MORTGAGE RATES

                                      AGGREGATE     PERCENT                        AVERAGE    WEIGHTED  WEIGHTED
                           NUMBER     PRINCIPAL       OF     WEIGHTED  WEIGHTED   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
                             OF        BALANCE     MORTGAGE   AVERAGE   AVERAGE    BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
                          MORTGAGE   OUTSTANDING     POOL     COUPON    CREDIT   OUTSTANDING     LTV     INCOME     DOC       IO
RANGE OF MORTGAGE RATES     LOANS        ($)          (%)       (%)      SCORE       ($)         (%)       (%)      (%)      (%)
-----------------------   --------  -------------  --------  --------  --------  -----------  --------  --------  -------  -------
5.501% to 6.000%              30       6,785,916      6.54     6.000      748      226,197      61.53     31.62    16.07     0.00
6.001% to 6.500%             371      85,689,623     82.64     6.325      737      230,969      69.55     32.93    25.49    34.73
6.501% to 7.000%              51      11,210,521     10.81     6.704      701      219,814      77.29     36.39    19.81    67.97
                             ---     -----------    ------     -----      ---      -------      -----     -----    -----    -----
TOTAL:                       452     103,686,060    100.00     6.345      734      229,394      69.86     33.25    24.26    36.05
                             ===     ===========    ======     =====      ===      =======      =====     =====    =====    =====

As of the Cut-off Date, Mortgage Rates borne by the Mortgage Loans ranged from 6.000% per annum to 7.000% per annum and the weighted average Mortgage Rate of the Mortgage Loans was approximately 6.345% per annum.

REMAINING MONTHS TO STATED MATURITY

                                      AGGREGATE     PERCENT                        AVERAGE    WEIGHTED  WEIGHTED
                           NUMBER     PRINCIPAL       OF     WEIGHTED  WEIGHTED   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
                             OF        BALANCE     MORTGAGE   AVERAGE   AVERAGE    BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
RANGE OF                  MORTGAGE   OUTSTANDING     POOL     COUPON    CREDIT   OUTSTANDING     LTV     INCOME     DOC       IO
REMAINING TERMS (MONTHS)    LOANS        ($)          (%)       (%)      SCORE       ($)         (%)       (%)      (%)      (%)
------------------------  --------  -------------  --------  --------  --------  -----------  --------  --------  -------  -------
229 to 240                     1         137,199      0.13     6.375      800      137,199      58.21     17.42      0.00   100.00
277 to 288                     1         123,918      0.12     6.250      675      123,918      75.33     13.10    100.00     0.00
289 to 300                     2         251,685      0.24     6.250      801      125,842      75.08     25.28      0.00     0.00
301 to 312                    16       5,518,457      5.32     6.369      753      344,904      65.41     32.57     12.92    56.50
313 to 324                   256      55,970,620     53.98     6.305      744      218,635      67.57     32.06     31.49    21.26
325 to 336                    97      23,531,213     22.69     6.330      725      242,590      72.51     33.23     14.00    42.96
337 to 348                    75      16,754,371     16.16     6.480      710      223,392      74.44     37.31     17.86    63.98
349 to 360                     4       1,398,596      1.35     6.530      707      349,649      79.52     40.50     28.59   100.00
                             ---     -----------    ------     -----      ---      -------      -----     -----    ------   ------
TOTAL:                       452     103,686,060    100.00     6.345      734      229,394      69.86     33.25     24.26    36.05
                             ===     ===========    ======     =====      ===      =======      =====     =====    ======   ======

As of the Cut-off Date, the remaining term to stated maturity of the Mortgage Loans ranged from 234 months to 355 months and the weighted average term to stated maturity of the Mortgage Loans was approximately 326 months.

    Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

                                                     FREE WRITING PROSPECTUS FOR
(MERRILL LYNCH LOGO)                                                MLMBS 2007-3

ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES

                                      AGGREGATE     PERCENT                        AVERAGE    WEIGHTED  WEIGHTED
                           NUMBER     PRINCIPAL       OF     WEIGHTED  WEIGHTED   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
RANGE OF ORIGINAL            OF        BALANCE     MORTGAGE   AVERAGE   AVERAGE    BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
MORTGAGE LOAN             MORTGAGE   OUTSTANDING     POOL     COUPON    CREDIT   OUTSTANDING     LTV     INCOME     DOC       IO
PRINCIPAL BALANCES          LOANS        ($)          (%)       (%)      SCORE       ($)         (%)       (%)      (%)      (%)
------------------        --------  -------------  --------  --------  --------  -----------  --------  --------  -------  -------
$50,001 to $100,000            1         100,000      0.10     6.500      658      100,000      74.07     38.81     0.00    100.00
$100,001 to $150,000         117      14,462,471     13.95     6.342      736      123,611      68.36     31.67    40.50     36.00
$150,001 to $200,000         110      19,175,281     18.49     6.336      745      174,321      68.35     32.34    23.76     42.51
$200,001 to $250,000          60      13,327,501     12.85     6.349      737      222,125      68.41     32.54    26.98     20.27
$250,001 to $300,000          51      13,786,767     13.30     6.372      727      270,329      72.24     32.30    27.23     30.99
$300,001 to $350,000          46      14,617,625     14.10     6.255      731      317,774      71.39     31.50    22.01     21.82
$350,001 to $400,000          45      16,798,955     16.20     6.353      726      373,310      72.00     38.78    19.99     58.15
$400,001 to $450,000          11       4,478,430      4.32     6.296      742      407,130      72.76     34.25    18.09     54.71
$450,001 to $500,000           4       1,862,297      1.80     6.626      707      465,574      74.07     37.35     0.00     51.12
$500,001 to $550,000           2       1,056,212      1.02     6.439      688      528,106      57.25     31.13     0.00      0.00
$550,001 to $600,000           1         585,750      0.56     6.375      773      585,750      68.91        --     0.00    100.00
$650,001 to $700,000           1         649,209      0.63     6.500      801      649,209      66.42     26.47     0.00      0.00
$850,001 to $900,000           1         858,905      0.83     6.500      766      858,905      57.46        --     0.00      0.00
$900,001 to $950,000           1         934,035      0.90     6.500      789      934,035      64.71     30.09     0.00      0.00
$1,000,001 to $1,500,000       1         992,623      0.96     6.500      673      992,623      58.88     24.75     0.00      0.00
                             ---     -----------    ------     -----      ---      -------      -----     -----    -----    ------
TOTAL:                       452     103,686,060    100.00     6.345      734      229,394      69.86     33.25    24.26     36.05
                             ===     ===========    ======     =====      ===      =======      =====     =====    =====    ======

As of the Cut-off Date, the outstanding principal balances of the Mortgage Loans ranged from approximately $100,000 to approximately $992,623 and the average outstanding principal balance of the Mortgage Loans was approximately $229,394.

PRODUCT TYPES

                                      AGGREGATE     PERCENT                        AVERAGE    WEIGHTED  WEIGHTED
                           NUMBER     PRINCIPAL       OF     WEIGHTED  WEIGHTED   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
                             OF        BALANCE     MORTGAGE   AVERAGE   AVERAGE    BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
                          MORTGAGE   OUTSTANDING     POOL     COUPON    CREDIT   OUTSTANDING     LTV     INCOME     DOC       IO
PRODUCT TYPES               LOANS        ($)          (%)       (%)      SCORE       ($)         (%)       (%)      (%)      (%)
-------------             --------  -------------  --------  --------  --------  -----------  --------  --------  -------  -------
10/20 LIBOR Loans
   (1 Year LIBOR)            452     103,686,060    100.00     6.345      734      229,394      69.86     33.25    24.26    36.05
                             ---     -----------    ------     -----      ---      -------      -----     -----    -----    -----
TOTAL:                       452     103,686,060    100.00     6.345      734      229,394      69.86     33.25    24.26    36.05
                             ===     ===========    ======     =====      ===      =======      =====     =====    =====    =====

AMORTIZATION TYPE

                                      AGGREGATE     PERCENT                        AVERAGE    WEIGHTED  WEIGHTED
                           NUMBER     PRINCIPAL       OF     WEIGHTED  WEIGHTED   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
                             OF        BALANCE     MORTGAGE   AVERAGE   AVERAGE    BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
                          MORTGAGE   OUTSTANDING     POOL     COUPON    CREDIT   OUTSTANDING     LTV     INCOME     DOC       IO
AMORTIZATION TYPE           LOANS        ($)          (%)       (%)      SCORE       ($)         (%)       (%)      (%)      (%)
-----------------         --------  -------------  --------  --------  --------  -----------  --------  --------  -------  -------
Fully Amortizing             291      66,307,154     63.95     6.279      741      227,860      66.50     31.10    23.38      0.00
120 Month Interest-Only      161      37,378,906     36.05     6.462      722      232,167      75.82     36.94    25.80    100.00
                             ---     -----------    ------     -----      ---      -------      -----     -----    -----    ------
TOTAL:                       452     103,686,060    100.00     6.345      734      229,394      69.86     33.25    24.26     36.05
                             ===     ===========    ======     =====      ===      =======      =====     =====    =====    ======

    Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

                                                     FREE WRITING PROSPECTUS FOR
(MERRILL LYNCH LOGO)                                                MLMBS 2007-3

ADJUSTMENT TYPE

                                      AGGREGATE     PERCENT                        AVERAGE    WEIGHTED  WEIGHTED
                           NUMBER     PRINCIPAL       OF     WEIGHTED  WEIGHTED   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
                             OF        BALANCE     MORTGAGE   AVERAGE   AVERAGE    BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
                          MORTGAGE   OUTSTANDING     POOL     COUPON    CREDIT   OUTSTANDING     LTV     INCOME     DOC       IO
ADJUSTMENT TYPE             LOANS        ($)          (%)       (%)      SCORE       ($)         (%)       (%)      (%)      (%)
---------------           --------  -------------  --------  --------  --------  -----------  --------  --------  -------  -------
ARM                          452     103,686,060    100.00     6.345      734      229,394      69.86     33.25    24.26    36.05
                             ---     -----------    ------     -----      ---      -------      -----     -----    -----    -----
TOTAL:                       452     103,686,060    100.00     6.345      734      229,394      69.86     33.25    24.26    36.05
                             ===     ===========    ======     =====      ===      =======      =====     =====    =====    =====

STATE DISTRIBUTIONS OF MORTGAGED PROPERTIES

                                      AGGREGATE     PERCENT                        AVERAGE    WEIGHTED  WEIGHTED
                           NUMBER     PRINCIPAL       OF     WEIGHTED  WEIGHTED   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
                             OF        BALANCE     MORTGAGE   AVERAGE   AVERAGE    BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
                          MORTGAGE   OUTSTANDING     POOL     COUPON    CREDIT   OUTSTANDING     LTV     INCOME     DOC       IO
GEOGRAPHIC DISTRIBUTION     LOANS        ($)          (%)       (%)      SCORE       ($)         (%)       (%)      (%)      (%)
-----------------------   --------  -------------  --------  --------  --------  -----------  --------  --------  -------  -------
Alabama                        2         577,588      0.56     6.430      684      288,794      78.28     31.85      0.00    44.30
Alaska                         3         795,616      0.77     6.472      710      265,205      70.63     43.00     38.04     0.00
Arizona                       18       3,590,813      3.46     6.393      712      199,490      76.46     32.84     15.31    67.06
California                   144      40,771,263     39.32     6.310      736      283,134      65.79     32.86     19.75    32.61
Colorado                      12       2,185,718      2.11     6.331      734      182,143      73.50     31.62     35.38    26.39
Connecticut                    3         778,577      0.75     6.448      769      259,526      73.14     32.56     27.43     0.00
District of Columbia           2         328,684      0.32     6.820      672      164,342      74.02     31.42     44.06    55.94
Florida                       50       9,741,342      9.40     6.379      726      194,827      72.20     33.82     19.39    49.79
Georgia                       11       1,792,871      1.73     6.314      712      162,988      76.65     37.64     25.79    61.55
Idaho                          2         249,042      0.24     6.725      692      124,521      80.00     14.00      0.00   100.00
Illinois                      17       3,853,802      3.72     6.337      738      226,694      70.82     35.25     22.03    34.74
Kansas                         5         881,588      0.85     6.260      733      176,318      73.74     29.90     20.36    17.01
Maryland                       8       1,799,010      1.74     6.378      729      224,876      70.04     30.31     25.21    59.33
Massachusetts                  4         590,750      0.57     6.723      697      147,688      70.62     34.54      0.00    69.67
Michigan                      20       3,122,151      3.01     6.345      761      156,108      67.69     29.29     46.05    33.85
Minnesota                     10       1,825,370      1.76     6.292      783      182,537      72.20     31.74     60.97     0.00
Missouri                       6       1,048,282      1.01     6.267      755      174,714      73.32     31.38     88.89     0.00
Nebraska                       1         112,282      0.11     6.375      675      112,282      80.29     23.52      0.00     0.00
Nevada                        15       3,129,470      3.02     6.350      725      208,631      74.99     35.11     42.17    35.16
New Hampshire                  1         198,209      0.19     6.250      693      198,209      76.41     26.79      0.00     0.00
New Jersey                    17       4,515,485      4.35     6.387      721      265,617      68.29     36.89     12.55    23.78
New Mexico                     3         371,182      0.36     6.611      664      123,727      73.31     35.07      0.00    63.02
New York                      22       6,429,803      6.20     6.422      738      292,264      73.84     36.40     19.67    43.69
North Carolina                 1         359,600      0.35     6.375      773      359,600      64.21     42.78    100.00   100.00
Ohio                           3         417,350      0.40     6.319      745      139,117      70.58     24.72    100.00     0.00
Oregon                         7       1,214,533      1.17     6.266      740      173,505      76.29     30.50     15.22    11.99

    Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

                                                     FREE WRITING PROSPECTUS FOR
(MERRILL LYNCH LOGO)                                                MLMBS 2007-3

Pennsylvania                   7       1,455,698      1.40     6.377      773      207,957      67.62     23.10     49.12    27.61
Rhode Island                   4         855,701      0.83     6.266      744      213,925      72.87     34.58     17.78     0.00
South Carolina                 2         370,055      0.36     6.307      779      185,027      59.09     28.27      0.00    45.37
Tennessee                      2         279,589      0.27     6.446      718      139,795      79.72     24.17      0.00    57.18
Texas                         24       3,883,204      3.75     6.349      747      161,800      73.82     34.90     26.23    34.57
Utah                           1         257,727      0.25     6.750      715      257,727      79.37     34.15      0.00     0.00
Virginia                       9       2,287,186      2.21     6.301      725      254,132      74.02     35.98     26.48    57.56
Washington                    14       3,142,210      3.03     6.281      732      224,444      71.61     31.24     33.34    42.00
Wisconsin                      2         474,307      0.46     6.384      670      237,153      76.75     28.97     31.01     0.00
                             ---     -----------    ------     -----      ---      -------      -----     -----    ------   ------
TOTAL:                       452     103,686,060    100.00     6.345      734      229,394      69.86     33.25     24.26    36.05
                             ===     ===========    ======     =====      ===      =======      =====     =====    ======   ======

No more than approximately 0.96% of the Mortgage Loans will be secured by mortgaged properties located in any one zip code.

ORIGINAL LOAN-TO-VALUE RATIOS

                                      AGGREGATE     PERCENT                        AVERAGE    WEIGHTED  WEIGHTED
                           NUMBER     PRINCIPAL       OF     WEIGHTED  WEIGHTED   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
                             OF        BALANCE     MORTGAGE   AVERAGE   AVERAGE    BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
RANGE OF ORIGINAL         MORTGAGE   OUTSTANDING     POOL     COUPON    CREDIT   OUTSTANDING     LTV     INCOME     DOC       IO
LOAN-TO-VALUE RATIOS        LOANS        ($)          (%)       (%)      SCORE       ($)         (%)       (%)      (%)      (%)
--------------------      --------  -------------  --------  --------  --------  -----------  --------  --------  -------  -------
50.00% or less                50       8,833,369      8.52     6.204      767      176,667      37.71     27.26    12.58     4.25
50.01% to 55.00%              18       4,256,721      4.11     6.271      740      236,484      52.85     31.00    27.38    14.56
55.01% to 60.00%              23       7,067,114      6.82     6.273      745      307,266      57.89     29.04    25.02     7.49
60.01% to 65.00%              28       7,906,430      7.63     6.314      760      282,372      63.12     33.44    36.52    22.32
65.01% to 70.00%              42       9,655,157      9.31     6.371      741      229,885      67.77     32.32    22.99    43.39
70.01% to 75.00%              59      14,071,695     13.57     6.282      726      238,503      73.05     33.88    23.30    24.92
75.01% to 80.00%             210      46,509,805     44.86     6.407      724      221,475      78.70     35.03    23.17    56.75
80.01% to 85.00%              22       5,385,768      5.19     6.362      718      244,808      80.75     32.56    36.00     0.00
                             ---     -----------    ------     -----      ---      -------      -----     -----    -----    -----
TOTAL:                       452     103,686,060    100.00     6.345      734      229,394      69.86     33.25    24.26    36.05
                             ===     ===========    ======     =====      ===      =======      =====     =====    =====    =====

As of the Cut-off Date, the Original Loan-to-Value Ratios of the Mortgage Loans ranged from 8.68% to 82.83%. With respect to the Mortgage Loans which are in a second lien position, this table was calculated using the Combined Loan-to-Value Ratio for such Mortgage Loans.

    Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

                                                     FREE WRITING PROSPECTUS FOR
(MERRILL LYNCH LOGO)                                                MLMBS 2007-3

COMBINED LOAN-TO-VALUE RATIOS

                                      AGGREGATE     PERCENT                        AVERAGE    WEIGHTED  WEIGHTED
                           NUMBER     PRINCIPAL       OF     WEIGHTED  WEIGHTED   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
                             OF        BALANCE     MORTGAGE   AVERAGE   AVERAGE    BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
RANGE OF COMBINED         MORTGAGE   OUTSTANDING     POOL     COUPON    CREDIT   OUTSTANDING     LTV     INCOME     DOC       IO
LOAN-TO-VALUE RATIOS        LOANS        ($)          (%)       (%)      SCORE       ($)         (%)       (%)      (%)      (%)
--------------------      --------  -------------  --------  --------  --------  -----------  --------  --------  -------  -------
50.00% or less                47       8,181,869      7.89     6.209      769      174,082      37.83     27.00    13.59     4.58
50.01% to 55.00%              18       4,479,710      4.32     6.256      740      248,873      51.52     30.81    22.88    10.69
55.01% to 60.00%              20       5,918,092      5.71     6.296      749      295,905      57.46     27.03    23.26     2.32
60.01% to 65.00%              26       7,216,030      6.96     6.314      764      277,540      62.92     33.06    35.77    20.21
65.01% to 70.00%              39       9,241,195      8.91     6.370      738      236,954      66.67     32.03    20.40    43.66
70.01% to 75.00%              48      11,644,151     11.23     6.241      729      242,586      72.19     33.47    26.42    17.83
75.01% to 80.00%             132      29,766,096     28.71     6.367      728      225,501      77.44     33.15    24.54    40.55
80.01% to 85.00%              25       5,842,262      5.63     6.372      725      233,690      77.54     33.86    25.57    24.18
85.01% to 90.00%              27       6,906,012      6.66     6.424      705      255,778      78.37     34.85     6.05    65.65
90.01% to 95.00%              22       5,336,597      5.15     6.443      726      242,573      79.44     37.14    35.80    56.98
95.01% to 100.00%             48       9,154,047      8.83     6.471      722      190,709      79.66     39.39    32.41    84.78
                             ---     -----------    ------     -----      ---      -------      -----     -----    -----    -----
TOTAL:                       452     103,686,060    100.00     6.345      734      229,394      69.86     33.25    24.26    36.05
                             ===     ===========    ======     =====      ===      =======      =====     =====    =====    =====

As of the Cut-off Date, the Combined Loan-to-Value Ratios of the Mortgage Loans ranged from 8.68% to 100.00% and the weighted average Combined Loan-to-Value Ratio for Mortgage Loans was approximately 73.80%.. This table was calculated using the Combined Loan-to-Value Ratio for Mortgage Loans that are in a second lien position and for Mortgage Loans that are in a first lien position with subordinate financing. Approximately 26.91% of the Mortgage Loans are in a first lien position with subordinate financing and the weighted average Combined Loan-to-Value Ratio for such Mortgage Loans was approximately 89.47%.

DEBT-TO-INCOME RATIOS

                                      AGGREGATE     PERCENT                        AVERAGE    WEIGHTED  WEIGHTED
                           NUMBER     PRINCIPAL       OF     WEIGHTED  WEIGHTED   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
                             OF        BALANCE     MORTGAGE   AVERAGE   AVERAGE    BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
RANGE OF DEBT-TO-         MORTGAGE   OUTSTANDING     POOL     COUPON    CREDIT   OUTSTANDING     LTV     INCOME     DOC       IO
INCOME RATIOS               LOANS        ($)          (%)       (%)      SCORE       ($)         (%)       (%)      (%)      (%)
-----------------         --------  -------------  --------  --------  --------  -----------  --------  --------  -------  -------
Not Available                 49      11,795,591     11.38     6.318      748      240,726      65.59        --      0.00    30.17
0.01% to 20.00%               46       9,206,731      8.88     6.286      748      200,146      65.07     16.78     49.96    24.85
20.01% to 25.00%              28       5,676,182      5.47     6.359      734      202,721      67.52     23.84     32.35    12.93
25.01% to 30.00%              59      13,745,932     13.26     6.300      738      232,982      68.36     27.60     21.61    27.01
30.01% to 35.00%              91      21,114,075     20.36     6.332      729      232,023      69.10     32.56     16.68    24.22
35.01% to 40.00%             110      25,848,726     24.93     6.319      736      234,988      71.43     37.60     25.85    33.32
40.01% to 45.00%              44      10,248,992      9.88     6.519      719      232,932      76.65     42.39     29.16    85.74
45.01% to 50.00%              21       5,394,318      5.20     6.446      710      256,872      75.21     47.55     39.45    74.66
50.01% to 55.00%               3         421,068      0.41     6.408      741      140,356      79.02     53.16    100.00    73.47
55.01% to 60.00%               1         234,445      0.23     6.375      758      234,445      76.87     57.34      0.00   100.00
                             ---     -----------    ------     -----      ---      -------      -----     -----    ------   ------
TOTAL:                       452     103,686,060    100.00     6.345      734      229,394      69.86     33.25     24.26    36.05
                             ===     ===========    ======     =====      ===      =======      =====     =====    ======   ======

As of the Cut-off Date, the Debt-to-Income Ratios of the Mortgage Loans ranged from 8.14% to 57.34% and the weighted average Debt-to-Income Ratio for Mortgage Loans with Debt-to-Income Ratios was approximately 33.25%.

    Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

                                                     FREE WRITING PROSPECTUS FOR
(MERRILL LYNCH LOGO)                                                MLMBS 2007-3

LOAN PURPOSE

                                      AGGREGATE                                    AVERAGE              WEIGHTED
                           NUMBER     PRINCIPAL     PERCENT  WEIGHTED  WEIGHTED   PRINCIPAL   WEIGHTED   AVERAGE
                             OF        BALANCE        OF      AVERAGE   AVERAGE    BALANCE     AVERAGE  DEBT-TO-  PERCENT
                          MORTGAGE   OUTSTANDING   MORTGAGE   COUPON    CREDIT   OUTSTANDING  ORIGINAL   INCOME     FULL   PERCENT
LOAN PURPOSE                LOANS        ($)       POOL (%)     (%)      SCORE       ($)       LTV (%)     (%)    DOC (%)   IO (%)
------------              --------  -------------  --------  --------  --------  -----------  --------  --------  -------  -------
Refinance - Cashout          196      48,268,464     46.55     6.307      735      246,268      67.05     32.33    27.38    29.68
Purchase                     164      35,850,483     34.58     6.427      729      218,601      75.49     34.93    15.32    50.29
Refinance - Rate Term         92      19,567,112     18.87     6.288      741      212,686      66.46     32.36    32.91    25.66
                             ---     -----------    ------     -----      ---      -------      -----     -----    -----    -----
TOTAL:                       452     103,686,060    100.00     6.345      734      229,394      69.86     33.25    24.26    36.05
                             ===     ===========    ======     =====      ===      =======      =====     =====    =====    =====

PROPERTY TYPE

                                      AGGREGATE                                    AVERAGE              WEIGHTED
                           NUMBER     PRINCIPAL     PERCENT  WEIGHTED  WEIGHTED   PRINCIPAL   WEIGHTED   AVERAGE
                             OF        BALANCE        OF      AVERAGE   AVERAGE    BALANCE     AVERAGE  DEBT-TO-  PERCENT
                          MORTGAGE   OUTSTANDING   MORTGAGE   COUPON    CREDIT   OUTSTANDING  ORIGINAL   INCOME     FULL   PERCENT
PROPERTY TYPE               LOANS        ($)       POOL (%)     (%)      SCORE       ($)       LTV (%)     (%)    DOC (%)   IO (%)
------------              --------  -------------  --------  --------  --------  -----------  --------  --------  -------  -------
Single Family                269      63,017,002     60.78     6.326      737      234,264      69.29     32.71    26.98    37.00
Planned Unit Development     113      25,204,367     24.31     6.341      729      223,047      70.46     33.70    21.02    36.37
Condominium                   38       8,013,598      7.73     6.378      738      210,884      70.95     34.95    19.18    38.32
Two- to Four-Family           27       6,416,045      6.19     6.501      722      237,631      70.37     33.52    18.73    18.59
Townhouse                      5       1,035,047      1.00     6.398      713      207,009      78.58     38.59    10.82    61.17
                             ---     -----------    ------     -----      ---      -------      -----     -----    -----    -----
TOTAL:                       452     103,686,060    100.00     6.345      734      229,394      69.86     33.25    24.26    36.05
                             ===     ===========    ======     =====      ===      =======      =====     =====    =====    =====

DOCUMENTATION

                                      AGGREGATE                                    AVERAGE              WEIGHTED
                           NUMBER     PRINCIPAL     PERCENT  WEIGHTED  WEIGHTED   PRINCIPAL   WEIGHTED   AVERAGE
                             OF        BALANCE        OF      AVERAGE   AVERAGE    BALANCE     AVERAGE  DEBT-TO-  PERCENT
                          MORTGAGE   OUTSTANDING   MORTGAGE   COUPON    CREDIT   OUTSTANDING  ORIGINAL   INCOME     FULL   PERCENT
                            LOANS        ($)       POOL (%)     (%)      SCORE       ($)       LTV (%)     (%)    DOC (%)   IO (%)
                          --------  -------------  --------  --------  --------  -----------  --------  --------  -------  -------
INDYMAC UNDERWRITING
   GUIDELINES
Reduced Documentation        273      63,800,889    61.53%     6.350      728      233,703      70.21     33.67      0.00    37.15
Full Documentation           124      25,149,210    24.26%     6.324      746      202,816      70.76     32.56    100.00    38.34
No Income/No Asset
   Verification               43       9,834,184     9.48%     6.307      751      228,702      66.01      0.00      0.00    24.35
Limited Documentation          5       2,624,683     2.53%     6.449      724      524,937      65.82     28.28      0.00     0.00
No Documentation               5       1,597,772     1.54%     6.432      724      319,554      69.50      0.00      0.00    72.85
Fast Forward                   1         207,321     0.20%     6.375      734      207,321      67.06     29.48      0.00     0.00
                             ---     -----------    ------     -----      ---      -------      -----     -----    ------   ------
   SUB-TOTAL:                451     103,214,060    99.54%     6.343      734      228,856      69.81     33.20     24.37    35.76
                             ---     -----------    ------     -----      ---      -------      -----     -----    ------   ------
OTHER UNDERWRITING
   GUIDELINES
Stated Income                  1         472,000     0.46%     6.750      688      472,000      80.00     43.10      0.00   100.00
                             ---     -----------    ------     -----      ---      -------      -----     -----    ------   ------
   Sub-Total:                  1         472,000     0.46%     6.750      688      472,000      80.00     43.10      0.00   100.00
                             ---     -----------    ------     -----      ---      -------      -----     -----    ------   ------
TOTAL:                       452     103,686,060    100.00     6.345      734      229,394      69.86     33.25     24.26    36.05
                             ===     ===========    ======     =====      ===      =======      =====     =====    ======   ======

    Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

                                                     FREE WRITING PROSPECTUS FOR
(MERRILL LYNCH LOGO)                                                MLMBS 2007-3

OCCUPANCY

                                      AGGREGATE                                    AVERAGE              WEIGHTED
                           NUMBER     PRINCIPAL     PERCENT  WEIGHTED  WEIGHTED   PRINCIPAL   WEIGHTED   AVERAGE
                             OF        BALANCE        OF      AVERAGE   AVERAGE    BALANCE     AVERAGE  DEBT-TO-  PERCENT
                          MORTGAGE   OUTSTANDING   MORTGAGE   COUPON    CREDIT   OUTSTANDING  ORIGINAL   INCOME     FULL   PERCENT
OCCUPANCY                   LOANS        ($)       POOL (%)     (%)      SCORE       ($)       LTV (%)     (%)    DOC (%)   IO (%)
---------                 --------  -------------  --------  --------  --------  -----------  --------  --------  -------  -------
Primary                      362      86,135,631     83.07     6.315      736      237,944      69.37     33.26    24.33    31.87
Investment                    75      14,564,882     14.05     6.527      722      194,198      72.02     32.95    24.29    61.11
Second Home                   15       2,985,547      2.88     6.332      731      199,036      73.51     34.69    21.81    34.52
                             ---     -----------    ------     -----      ---      -------      -----     -----    -----    -----
TOTAL:                       452     103,686,060    100.00     6.345      734      229,394      69.86     33.25    24.26    36.05
                             ===     ===========    ======     =====      ===      =======      =====     =====    =====    =====

The information set forth above with respect to occupancy is based upon representations of the related mortgagors at the time of origination.

MORTGAGE LOANS AGE SUMMARY

                                      AGGREGATE                                    AVERAGE              WEIGHTED
                           NUMBER     PRINCIPAL     PERCENT  WEIGHTED  WEIGHTED   PRINCIPAL   WEIGHTED   AVERAGE
                             OF        BALANCE        OF      AVERAGE   AVERAGE    BALANCE     AVERAGE  DEBT-TO-  PERCENT
MORTGAGE LOANS AGE        MORTGAGE   OUTSTANDING   MORTGAGE   COUPON    CREDIT   OUTSTANDING  ORIGINAL   INCOME     FULL   PERCENT
(MONTHS)                    LOANS        ($)       POOL (%)     (%)      SCORE       ($)       LTV (%)     (%)    DOC (%)   IO (%)
------------------        --------  -------------  --------  --------  --------  -----------  --------  --------  -------  -------
2                            236      52,070,112     50.22     6.446      724      220,636      73.81     35.50    23.20     61.97
3                            169      38,435,915     37.07     6.184      743      227,431      65.79     30.89    27.42      9.46
4                             40      11,592,130     11.18     6.373      750      289,803      65.35     29.22    17.25      0.00
5                              6       1,362,055      1.31     6.777      729      227,009      73.92     40.47    38.80     92.03
15                             1         225,848      0.22     6.375      762      225,848      60.44     36.03     0.00    100.00
                             ---     -----------    ------     -----      ---      -------      -----     -----    -----    ------
TOTAL:                       452     103,686,060    100.00     6.345      734      229,394      69.86     33.25    24.26     36.05
                             ===     ===========    ======     =====      ===      =======      =====     =====    =====    ======

As of the Cut-off Date, the weighted average age of the Mortgage Loans was approximately 3 months.

ORIGINAL PREPAYMENT PENALTY TERM

                                      AGGREGATE                                    AVERAGE              WEIGHTED
                           NUMBER     PRINCIPAL     PERCENT  WEIGHTED  WEIGHTED   PRINCIPAL   WEIGHTED   AVERAGE
ORIGINAL                     OF        BALANCE        OF      AVERAGE   AVERAGE    BALANCE     AVERAGE  DEBT-TO-  PERCENT
PREPAYMENT                MORTGAGE   OUTSTANDING   MORTGAGE   COUPON    CREDIT   OUTSTANDING  ORIGINAL   INCOME     FULL   PERCENT
PENALTY TERM                LOANS        ($)       POOL (%)     (%)      SCORE       ($)       LTV (%)     (%)    DOC (%)   IO (%)
------------              --------  -------------  --------  --------  --------  -----------  --------  --------  -------  -------
None                         361      82,982,592     80.03     6.323      739      229,869     68.59     32.65      25.10    28.72
24 Months                      1         359,600      0.35     6.375      773      359,600     64.21     42.78     100.00   100.00
36 Months                     90      20,343,868     19.62     6.434      715      226,043     75.14     35.48      19.46    64.81
                             ---     -----------    ------     -----      ---      -------     -----     -----     ------   ------
TOTAL:                       452     103,686,060    100.00     6.345      734      229,394     69.86     33.25      24.26    36.05
                             ===     ===========    ======     =====      ===      =======     =====     =====     ======   ======

The weighted average prepayment penalty term at origination with respect to the Mortgage Loans having prepayment penalties is approximately 36 months.

    Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

                                                     FREE WRITING PROSPECTUS FOR
(MERRILL LYNCH LOGO)                                                MLMBS 2007-3

CREDIT SCORES

                                      AGGREGATE                                    AVERAGE              WEIGHTED
                           NUMBER     PRINCIPAL     PERCENT  WEIGHTED  WEIGHTED   PRINCIPAL   WEIGHTED   AVERAGE
                             OF        BALANCE        OF      AVERAGE   AVERAGE    BALANCE     AVERAGE  DEBT-TO-  PERCENT
RANGE OF                  MORTGAGE   OUTSTANDING   MORTGAGE   COUPON    CREDIT   OUTSTANDING  ORIGINAL   INCOME     FULL   PERCENT
CREDIT SCORES               LOANS        ($)       POOL (%)     (%)      SCORE       ($)       LTV (%)     (%)    DOC (%)   IO (%)
-------------             --------  -------------  --------  --------  --------  -----------  --------  --------  -------  -------
626 to 650                     7       1,649,698      1.59     6.403      645      235,671      79.15     31.47    23.95    38.05
651 to 675                    39       9,223,600      8.90     6.466      666      236,503      72.69     34.13    15.29    37.52
676 to 700                    69      16,128,812     15.56     6.391      686      233,751      73.40     33.47    19.05    45.81
701 to 725                    82      19,665,218     18.97     6.396      711      239,820      73.27     34.92    19.82    49.28
726 to 750                    77      16,919,100     16.32     6.327      737      219,729      71.58     35.24    21.52    43.89
751 to 775                    70      16,834,966     16.24     6.318      764      240,500      67.25     33.90    29.11    31.39
776 to 800                    63      13,591,653     13.11     6.237      787      215,741      65.33     30.29    26.73    14.51
801 to 825                    39       8,519,037      8.22     6.285      809      218,437      61.36     28.28    47.60    17.94
825 to 850                     6       1,153,975      1.11     6.181      833      192,329      55.40     30.79    12.78     0.00
                             ---     -----------    ------     -----      ---      -------      -----     -----    -----    -----
TOTAL:                       452     103,686,060    100.00     6.345      734      229,394      69.86     33.25    24.26    36.05
                             ===     ===========    ======     =====      ===      =======      =====     =====    =====    =====

The Credit Scores of the Mortgage Loans that were scored as of the Cut-off Date ranged from 640 to 837 and the weighted average Credit Score of the Mortgage Loans that were scored as of the Cut-off Date was approximately 734.

GROSS MARGINS

                                      AGGREGATE                                    AVERAGE              WEIGHTED
                           NUMBER     PRINCIPAL     PERCENT  WEIGHTED  WEIGHTED   PRINCIPAL   WEIGHTED   AVERAGE
                             OF        BALANCE        OF      AVERAGE   AVERAGE    BALANCE     AVERAGE  DEBT-TO-  PERCENT
RANGE OF                  MORTGAGE   OUTSTANDING   MORTGAGE   COUPON    CREDIT   OUTSTANDING  ORIGINAL   INCOME     FULL   PERCENT
GROSS MARGINS               LOANS        ($)       POOL (%)     (%)      SCORE       ($)       LTV (%)     (%)    DOC (%)   IO (%)
-------------             --------  -------------  --------  --------  --------  -----------  --------  --------  -------  -------
2.500%                         1         472,000      0.46     6.750      688      472,000      80.00     43.10     0.00    100.00
2.750%                       451     103,214,060     99.54     6.343      734      228,856      69.81     33.20    24.37     35.76
                             ---     -----------    ------     -----      ---      -------      -----     -----    -----    ------
TOTAL:                       452     103,686,060    100.00     6.345      734      229,394      69.86     33.25    24.26     36.05
                             ===     ===========    ======     =====      ===      =======      =====     =====    =====    ======

As of the Cut-off Date, the Gross Margin for the Adjustable Rate Mortgage Loans ranged from 2.500% per annum to 2.750% per annum and the weighted average Gross Margin of the Adjustable Rate Mortgage Loans was approximately 2.749% per annum.

MAXIMUM MORTGAGE RATES

                                      AGGREGATE                                    AVERAGE              WEIGHTED
                           NUMBER     PRINCIPAL     PERCENT  WEIGHTED  WEIGHTED   PRINCIPAL   WEIGHTED   AVERAGE
                             OF        BALANCE        OF      AVERAGE   AVERAGE    BALANCE     AVERAGE  DEBT-TO-  PERCENT
RANGE OF MAXIMUM          MORTGAGE   OUTSTANDING   MORTGAGE   COUPON    CREDIT   OUTSTANDING  ORIGINAL   INCOME     FULL   PERCENT
MORTGAGE RATES              LOANS        ($)       POOL (%)     (%)      SCORE       ($)       LTV (%)     (%)    DOC (%)   IO (%)
----------------          --------  -------------  --------  --------  --------  -----------  --------  --------  -------  -------
10.501% to 11.000%            30       6,785,916      6.54     6.000      748      226,197      61.53     31.62    16.07      0.00
11.001% to 11.500%           371      85,689,623     82.64     6.325      737      230,969      69.55     32.93    25.49     34.73
11.501% to 12.000%            50      10,738,521     10.36     6.702      702      214,770      77.17     36.09    20.68     66.57
12.501% to 13.000%             1         472,000      0.46     6.750      688      472,000      80.00     43.10     0.00    100.00
                             ---     -----------    ------     -----      ---      -------      -----     -----    -----    ------
TOTAL:                       452     103,686,060    100.00     6.345      734      229,394      69.86     33.25    24.26     36.05
                             ===     ===========    ======     =====      ===      =======      =====     =====    =====    ======

As of the Cut-off Date, the Maximum Mortgage Rates for the Adjustable Rate Mortgage Loans ranged from 11.000% per annum to 12.750% per annum and the weighted average Maximum Mortgage Rate of the Adjustable Rate Mortgage Loans was approximately 11.350% per annum.

    Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

                                                     FREE WRITING PROSPECTUS FOR
(MERRILL LYNCH LOGO)                                                MLMBS 2007-3

NEXT RATE ADJUSTMENT DATE

                                      AGGREGATE                                    AVERAGE              WEIGHTED
                           NUMBER     PRINCIPAL     PERCENT  WEIGHTED  WEIGHTED   PRINCIPAL   WEIGHTED   AVERAGE
                             OF        BALANCE        OF      AVERAGE   AVERAGE    BALANCE     AVERAGE  DEBT-TO-  PERCENT
NEXT RATE                 MORTGAGE   OUTSTANDING   MORTGAGE   COUPON    CREDIT   OUTSTANDING  ORIGINAL   INCOME     FULL   PERCENT
ADJUSTMENT DATE             LOANS        ($)       POOL (%)     (%)      SCORE       ($)       LTV (%)     (%)    DOC (%)   IO (%)
---------------           --------  -------------  --------  --------  --------  -----------  --------  --------  -------  -------
April 2016                     1         225,848      0.22     6.375      762      225,848      60.44     36.03     0.00    100.00
February 2017                  6       1,362,055      1.31     6.777      729      227,009      73.92     40.47    38.80     92.03
March 2017                    40      11,592,130     11.18     6.373      750      289,803      65.35     29.22    17.25      0.00
April 2017                   169      38,435,915     37.07     6.184      743      227,431      65.79     30.89    27.42      9.46
May 2017                     236      52,070,112     50.22     6.446      724      220,636      73.81     35.50    23.20     61.97
                             ---     -----------    ------     -----      ---      -------      -----     -----    -----    ------
TOTAL:                       452     103,686,060    100.00     6.345      734      229,394      69.86     33.25    24.26     36.05
                             ===     ===========    ======     =====      ===      =======      =====     =====    =====    ======

    Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.